As filed with the Securities and Exchange Commission on September 7, 2012.

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-08685

Rochdale Investment Trust

(Exact name of Registrant as specified in charter)

570 Lexington Avenue

New York, NY 10022-6837

(Address of principal executive offices) (Zip code)

Garrett R. D’Alessandro

570 Lexington Avenue

New York, NY 10022-6837

(Name and address of agent for service)

800-245-9888

Registrant’s telephone number, including area code

Date of fiscal year end: December 31

Date of reporting period: June 30, 2012

Item 1. Reports to Stockholders.

ROCHDALE

INVESTMENT TRUST

Rochdale Large Growth Portfolio

Rochdale Large Value Portfolio

Rochdale Dividend & Income Portfolio

Rochdale Intermediate Fixed Income Portfolio

Rochdale Fixed Income Opportunities Portfolio

Rochdale Emerging Markets Portfolio

Semi-Annual Report

June 30, 2012

ROCHDALE INVESTMENT TRUST

Rochdale Funds Semi-Annual Report

This report is intended for shareholders of the Funds and may not be used as sales literature unless preceded or accompanied by a current prospectus for the Rochdale Investment Trust.

Past performance is not a guarantee of future results. Due to market volatility, Fund performance may fluctuate substantially over the short-term and current performance may differ from that shown. Share price and returns will fluctuate, and investors may have a gain or loss when they redeem shares. Statements and other information in this report are dated and are subject to change.

ROCHDALE INVESTMENT TRUST

Rochdale Funds Semi-Annual Report

June 30, 2012

Dear Fellow Shareholders:

We would like to share the performance of the Rochdale Funds (collectively referred to hereinafter as the “Funds” or the “Portfolios” and individually referred to as a “Fund” or “Portfolio” within the respective sections) for the six months ended June 30, 2012.

For the third year in a row, aggregate uncertainties and troubles overseas are again weighing on the fragile U.S. recovery. While our most likely outlook remains that slow, self-sustaining growth (SSSLOG) will continue, rising concerns over policy decisions both in the U.S. and Europe, along with their effects on real economic activity, have led us to raise our recession risk to 30%. Nevertheless, we believe there are enough positives surrounding the U.S. economy for growth to be sustained, absent any of these concerns materializing.

In 2010 and 2011, mid-year slowdowns ended with two quarters of upward trends. This year the economy seems to be in a similar, if not fundamentally stronger position. Housing is finally in the early stages of recovery, credit is growing, energy prices are low, households have made significant progress in repairing balance sheets, and the Fed remains ready to do even more, should growth falter further. Most importantly, 3.5 million more Americans are working today than 4 years ago.

Indeed, we believe the current slowdown has as much to do with the uncertainties that lie before us as with underlying business fundamentals. All economies are built on confidence and it is the weight of aggregate uncertainty that is clearly slowing economic growth. More than at any point in recent history, the global economy’s fate is tied to the unpredictability of policymakers.

In particular, the problems in Europe are a major worry. While Europe by itself is not likely to derail the fragile U.S. recovery, its persistent risks continue to weigh on global growth. Frankly, we believe Europe is past the point where monetary or fiscal decisions will change the short-term outcome.

Broad Market Index Performance Year-to-date through June 30, 2012
Index	Total Return
S&P 500	9.49%
S&P 500/CITIGROUP GROWTH INDEX	9.97%
S&P 500/CITIGROUP VALUE INDEX	8.92%
BARCLAYS CAPITAL INTERMEDIATE GOV’T/CREDIT BOND INDEX	2.10%
MSCI EMERGING MARKETS INDEX	3.93%
NASDAQ COMPOSITE	13.32%
BARCLAYS CAPITAL AGGREGATE BOND	2.37%
Source: FactSet

Performance quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. The most recent month-end performance can be obtained by calling 800-245-9888.

As with all investments there are inherent risks. Applicable risks include, but are not limited to, market risk, unexpected volatility of stock prices, inflation risk, credit risk, and government policy risk. High yield investments carry a greater degree of risk and the utilization of leverage and short sale transactions may increase these risks. Investing in small and medium-size companies may carry additional risks such as limited liquidity and increased volatility. Investing in international markets carries risks such as currency fluctuation, interest rate fluctuation, regulatory risks, economic and political instability.

An investor should consider carefully the Funds’ investment objectives, risks, charges and expenses. The prospectus contains this and other important information about the investment company, and it may be obtained by calling 800-245-9888, or visiting www.rochdale.com. Please read it carefully before investing. RIM Securities LLC is the affiliated broker dealer for Rochdale Investment Management LLC, 570 Lexington Avenue, New York, NY 10022.

ROCHDALE INVESTMENT TRUST

Ultimately, the only permanent solution is who takes the pain and when, a future challenge for Euro decision makers meaning the world economy will have to grow despite the situation in Europe. Indeed, the most we can hope for, in the near-term, is some stabilization of the stress in the financial system. Unfortunately, the history of the last two years shows that necessary support by European policymakers typically lags and only occurs after markets push financial stress to the tipping point.

Likewise, we are concerned about potential policy outcomes here at home. While we believe that budgetary compromises will eventually prevent a recession-inducing fiscal cliff; businesses, investors, and consumers are growing increasingly more cautious in their behavior as hard decisions continue to be pushed off by politicians. The concern is that resolution will come too late and not before the private sector’s hesitancy begins reversing the positive feedback loop that has developed in the economy over the last 8 months, creating a self-feeding, negative feedback loop.

The complexity of the issues surrounding these crises are so great and the political decisions are so hard to forecast with any high degree of reliability, that they have impaired visibility to the point where businesses and consumers are choosing to delay hiring, investment, and spending decisions until conditions clear. In the end, the main question for us is whether slow, but positive job growth, will be sufficient to help consumer fundamentals withstand external headwinds and fuel U.S. growth.

We remain cautiously optimistic, but before we can determine whether the current slowdown is something more than a repeat of 2010 or 2011, we will need to see more evidence. The next month or two will be critical and we will continue to monitor the data closely. In the meantime, we remain on high alert to the fast moving developments overseas and will continue to be proactive in managing our portfolio risk exposures as conditions warrant.

After a strong start to the year, global equity markets declined over the second quarter due to renewed financial stress out of Europe and weaker economic data in the U.S. and China. The aggregate uncertainties over U.S. Fiscal Policy and the Euro Debt Crisis remain investors’ biggest concerns, putting in jeopardy global growth and future company earnings. Likewise across fixed income markets, the safety of U.S. government bonds were clearly preferred by investors in the face of rising global macro uncertainties, pushing yield on U.S. Treasuries continuing to record lows.

While we do not expect things to improve in Europe for several years, our focus is getting through the next two quarters to see what decisions are made on U.S. Fiscal and Tax Policy and how businesses and consumers respond. Since there is no economic model for analyzing these outcomes, being prudent is the best course of action. Although markets are still reasonably valued, interest rates are low, and central banks around the world are flooding the financial system with liquidity, we continue to believe the biggest risk to equities is the possibility of further downward earnings revisions in coming quarters.

In fact, weaker European sales, softer emerging market demand, and slowing domestic growth at home is already negatively impacting U.S. companies’ earnings. We expect this trend to continue and it is the reason why, all along, we have avoided high cyclical businesses, focusing our equity selection on steady growth companies with little European exposure that could perform well in a SSSLOG environment.

Over Rochdale’s 25 years of experience, our fundamental approach has withstood many periods of uncertainty, and we believe that shareholders in Rochdale Funds can continue to rely in our time tested investment process and our team of trained portfolio managers to navigate through the unique economic and financial landscape ahead. Though the potential for headline risks which can move the markets remains, we continue to see enough stability in the outlook to be optimistic about markets and our portfolios in 2012.

ROCHDALE INVESTMENT TRUST

Rochdale Large Growth Portfolio

The Large Growth Portfolio invests primarily in large U.S. companies within growth industries such as technology, health care, financial services, and consumer services. Growth industries typically exhibit stronger earnings growth with relatively higher price-to-earnings ratios than their value counterparts. During the six month period ended June 30, 2012, Rochdale’s Large Growth Portfolio returned 10.20%, outperforming the S&P 500/Citi Growth benchmark’s 9.97%.

U.S. equity markets continued to be driven by macroeconomics as European sovereign debt fears once again dominated headlines and leading U.S. economic indicators worsened and employment growth slowed. Cyclical sectors such as Energy, Materials, and Industrials underperformed while sectors like Financials, Info Tech,

Health Care and Consumer Staples outperformed. The Large Cap Growth Portfolio outperformed the benchmark during the first half due to our underweight in Energy and Industrials and overweight in Tech, Health Care and Media. Our stock selection was also strong particularly in Tech, Health Care and Media.

Our investment strategy is to achieve sustained steady returns in the growth universe by selecting high quality growth companies with long-term predictable revenue streams and reliable earnings growth. The Large Growth Portfolio’s holdings are valued at 13.5 times forward earnings compared to 14.5 times for the benchmark while at the same time, earnings for the companies held in the Fund are expected to grow on average 14% in the long term, better than the benchmark’s 12%. The forward PEG for the Large Growth Portfolio is 0.96 as compared to the benchmark’s 1.12 thus indicating the Large Growth Portfolio holds companies that are growing earnings faster but at a more attractive valuation. We remain of the view that we are in a slow growth recovery in 2012. We continue to focus on investment in high quality companies that have strong cash flow and good earnings visibility and our strategy continues to be dedicated to acquiring good businesses that can grow revenue and generate solid profits during a period of slow GDP growth.

Large Growth Portfolio: Top Ten Holdings as of June 30, 2012
Company	Percent of Net Assets
Apple Inc.	4.41%
Exxon Mobil Corp.	3.55%
International Business Machines Corp. (IBM)	2.54%
EMC Corp.	2.41%
St. Jude Medical, Inc.	2.21%
Oracle Corp.	2.08%
Occidental Petroleum Corp.	1.99%
Altera Corp.	1.94%
Allergan, Inc.	1.94%
Philip Morris International Inc.	1.89%

The unsubsidized total annual fund operating expense ratio for the Rochdale Large Growth Portfolio, inception date 12/31/1999, is 1.41% based upon the 4/23/2012 Rochdale Investment Trust Prospectus. Returns for the periods ended June 30, 2012 are as follows: Average Annualized Total Return for 1-year, 5-year and 10-year: -14.43%, -3.30% and 1.70%, respectively.

ROCHDALE INVESTMENT TRUST

Rochdale Large Value Portfolio

The Large Value Portfolio invests primarily in select large U.S. companies across economically cyclical industries including energy, financials, and telecommunications. Value industries typically experience cyclical revenues and earnings and possess lower price-to-earnings ratios than their growth counterparts. During the six month period ended June 30, 2012, the Large Value Portfolio posted a return of 3.98%, underperforming the S&P 500/Citi Value benchmark’s 8.92%.

The U.S. stock market was volatile in the first half of 2012 amid continued concerns over European sovereign debt crisis, a slow recovery, and persistently high unemployment in the U.S.. Financials, Tech, Consumer Durables, and Health Care led

the market during the first half. Energy, Industrials, Utilities and Auto underperformed. The underperformance of the Large Cap Value Portfolio was almost entirely due to the cash we held at the beginning of the year. The Large Cap Value Portfolio positioned conservatively and prioritized risk management during the first half. The Fund benefited from our underweight in Utilities and Energy and overweight in Tech and Health Care but our overall performance was hurt by our cash level at the beginning of the year and our significant under-weights in Financials, which led the market in the first half.

We remain of the view that the U.S. is in a slow and subpar recovery. The Large Cap Value Portfolio is focused on investment in high quality companies that have strong cash flow, good earnings visibility and growth prospects. We own fundamentally solid companies at reasonable valuations relative to their expected earnings growth. The Large Value Portfolio’s holdings are valued at 11.9 times forward earnings similar to the 12 times for the benchmark. While at the same time, earnings for the companies held in the Fund are expected to grow on average 11.6% in the long term, much better than the benchmark’s 9% expected growth rate. Our industry and stock selection is dedicated to acquiring at reasonable prices, high quality companies that can sustain revenue growth, companies with dominant market share and increasing profit margin, and companies that can generate solid profit during a period of modest economic expansion.

Large Value Portfolio: Top Ten Holdings as of June 30, 2012
Company	Percent of Net Assets
Walt Disney Co./The	2.96%
DIRECTV	2.68%
Wells Fargo & Co.	2.55%
St. Jude Medical, Inc.	2.44%
CSX Corp.	2.27%
Costco Wholesale Corp.	2.27%
Google Inc.	2.26%
PepsiCo, Inc.	2.23%
Occidental Petroleum Corp.	2.18%
General Electric Co.	2.17%

The unsubsidized total annual fund operating expense ratio for the Rochdale Large Value Portfolio, inception date 12/31/1999, is 1.43% based upon the 4/23/2012 Rochdale Investment Trust Prospectus. Returns for the periods ended June 30, 2012 are as follows: Average Annualized Total Return for 1-year, 5-year and 10-year: -21.94%, -9.23% and 0.54%, respectively.

ROCHDALE INVESTMENT TRUST

Rochdale Dividend & Income Portfolio

The Dividend & Income Portfolio seeks to provide significant dividend income and, secondarily, moderate long-term capital appreciation, through investment primarily in high dividend common stocks and other high yielding securities of companies that have exhibited stable dividend history, potential for dividend growth, strong financial condition, and reasonable valuation.

For the first half of the year, the Fund was up 5.48% vs. a positive 6.54% in the Dow Jones Select Dividend Index, and a positive 6.33% return in the Lipper Equity Income Category Average. The Fund was helped by REIT holdings and with various consumer staple holdings that performed very well. Despite concerns over European sovereign debt, and renewed worries about a potential slowdown in U.S. and world economic growth, the return for the first half of the year was strong and above our initial expectations. Overall, in the first half of the year, equity markets in general were positive marked by a very strong first quarter start followed by a pullback in the second quarter.

For the first half of this year, the Fund was behind the Dow Jones Select Dividend Index by 1.06% and behind the Lipper Equity Income Category Average by 0.85%. This was primarily due to the Fund’s more defensive stance. While defensive stocks had positive performance in the first half of the year, it was generally at a lower pace than stocks with a larger cyclical or growth component. For example, our low weighting in banks (a bit over 1% of the Portfolio) hurt us relatively as banks rebounded from a dismal performance in 2011 (the KBW Bank Index was down -23.18% in 2011) to return 17.49% in the first half of 2012 (also the KBW Bank Index). We feel that our low weighting in banks was prudent due to ongoing challenges in the sector as well as not meeting our criteria for attractive and maintainable dividend streams.

The Fund paid a dividend of $0.27 in each of the first and second quarters of 2012, an increase of 3.8% over the quarterly rate paid in 2011. This increase was driven by the growth in the dividends of the companies that we own.

For the remainder of 2012, we view the economy and market as continuing to have a slow recovery that will likely contain some rough patches along the way, including likely continued headline risks, which can move the market. There were some renewed signs of slowdown in the second quarter. However, our expectation of a slow recovery remains in place. There are challenges ahead including tax and fiscal issues in the U.S. which will likely weigh on the markets. We will continue to be closely monitoring for signs of further U.S. economic weakness, as well as global macroeconomic events, including sovereign debt problems in Europe, all of which can affect market volatility and returns. In addition, we will be closely monitoring all of the tax and fiscal issues that relate to the political cycle and position our holdings accordingly.

We believe that our high dividend stock investments will continue to be positively rewarded as the economy and company operating performance metrics continue to perform. We continue to focus strongly on the stability of each company’s dividend and in the potential growth of the dividend over time. We continue to target companies that can grow their dividends and businesses in both improving times and in a slow growth scenario, as well as under an inflationary scenario. Through the first half of the year, the bulk of our companies have performed well operationally and in line with our expectations and we have optimism that this can continue under the present economic conditions.

Dividend & Income Portfolio: Top Ten Holdings as of June 30, 2012
Company	Percent of Net Assets
Philip Morris International Inc.	2.67%
McDonald’s Corp.	2.44%
Mattel, Inc.	2.28%
Wal-Mart Stores, Inc.	2.05%
Microsoft Corp.	2.05%
Kellogg Co.	2.01%
Ventas, Inc.	1.96%
Lorillard, Inc.	1.90%
E.I. du Pont de Nemours & Co.	1.83%
Bristol-Myers Squibb Co.	1.81%

ROCHDALE INVESTMENT TRUST

The unsubsidized total annual fund operating expense ratio for the Rochdale Dividend & Income Portfolio, inception date 6/1/1999, is 1.41% based upon the 4/23/2012 Rochdale Investment Trust Prospectus. Returns for the periods ended June 30, 2012 are as follows: Average Annualized Total Return for 1-year, 5-year and 10-year: 7.21%, 3.04% and 6.10%, respectively. Prior to June 27, 2003, the Portfolio operated as the Rochdale Alpha Portfolio, with a different investment objective and an aggressive mid- and small-cap strategy.

ROCHDALE INVESTMENT TRUST

Rochdale Intermediate Fixed Income Portfolio

The Rochdale Intermediate Fixed Income Portfolio seeks to earn a total return comparable to that of a universe of investment-grade U.S. government, agency, and corporate bonds maturing in ten years or less. Securities selected for investment provide an attractive rate of current income and/or capital appreciation based on the maturity, duration and credit quality of the issuer relative to comparable issuers.

We are pleased to report, the Fund outperformed the index by 2.00% (+4.10% total return vs. the Barclays Capital Intermediate U.S. Government/Credit Bond Index total return of +2.10%) over the six months ended June 30, 2012.

After a solid start to the year, the tentative signs of stabilization that took hold in Europe with the European Central Bank’s long-term refinancing operations proved short-lived, as resurging concerns in the second quarter over the European debt crisis again distressed the corporate credit market and caused spreads to widen, slightly weighing on the Fund (invested mainly in corporate bonds) performance.

In the meantime, the U.S. treasury yield curve flattened on lackluster economic data and strong safe haven demand. We initially positioned the duration of the Fund to be slightly above the benchmark over the first quarter, but gradually brought it down below the benchmark (3.20 years vs. index 3.94 years) over the second quarter because, in our view, the current safe haven demand will likely have a limited lifespan.

Recent data shows the pace of U.S. economy appears to be decelerating, likely due to uncertainties from the European debt crisis, the U.S. presidential election, and the slowdown in emerging Asia. The Federal Open Market Committee (FOMC) stated that it will keep the Fed Fund rate at exceptionally low levels at least through late-2014, and will extend its “Operation Twist” through the end of 2012 to extend the maturities of an additional $267 billion of its holdings. The FOMC’s actions will likely keep the yield curve flat for the remainder of 2012, particularly given stubbornly high unemployment and inflation expectation comfortably below the Fed’s 2% target.

For the rest of 2012, we will likely bring the overall duration up closer to the index while maintaining the overall credit quality of our holdings. U.S. companies have been actively taking advantage of low rates to refinance, but M&A activities have returned and companies are increasing dividends or/and share buybacks, indicating that further balance sheet improvements may be limited. In addition, earnings growth will likely decelerate with a slow recovery. Having said that, credit spreads have widened again with resurging fear for the sovereign debt crisis and lackluster economic data in the U.S. and we believe that there are selected attractive opportunities in the corporate bond market.

Intermediate Fixed Income Portfolio: Top Ten Holdings as of June 30, 2012
Company	Percent of Net Assets
Federal Home Loan Mortgage Corporation	4.35%
BT SPE, LLC	2.13%
Federal Home Loan Mortgage Corporation	1.83%
Plains All American Pipeline	1.39%
Computer Sciences Corp.	1.22%
Xstrata Canada Corp.	1.19%
Morgan Stanley	1.18%
Morgan Stanley	1.13%
UST Inc.	1.09%
CNA Financial Corp.	1.08%

The unsubsidized total annual fund operating expense ratio for the Rochdale Intermediate Fixed Income Portfolio, inception date 12/31/1999, is 1.15% based upon the 4/23/2012 Rochdale Investment Trust Prospectus. Returns for the periods ended June 30, 2012 are as follows: Average Annualized Total Return for 1-year, 5-year and 10-year: 4.00%, 4.30% and 4.29%, respectively.

ROCHDALE INVESTMENT TRUST

Rochdale Fixed Income Opportunities Portfolio

The Rochdale Fixed Income Opportunities Portfolio seeks to provide a higher level of current income than traditional fixed income funds, along with the potential for some capital appreciation through a focus on high yield bonds, emerging market high yield bonds, senior secured bank loans and legal advances. For the six months ended June 30, 2012, the Portfolio returned 4.56%, versus the benchmark Barclays Capital U.S. High Yield Corporate Bond Index return of 7.27% and the benchmark CSFB Leveraged Loan Index return of 2.28%. Since inception, the Fund has consistently met our objective of providing attractive returns with lower volatility and less correlation to the equity markets and other fixed income asset classes.

The high yield market generated attractive absolute and relative returns during the period. While far from robust, the U.S. economy continues to grow. This led to improving earnings and strong cash flows for issuers which, when combined with moderate balance sheet leverage versus previous cycles, resulted in very strong corporate credit conditions. As a result, default activity remains below long term median levels. In addition, demand for high yield securities remains strong given the low absolute levels of global interest rates and, when combined with limited net new issue supply, resulted in rising prices and tightening yield spreads.

For bank loans, the Portfolio’s 3.8% year to date performance is very attractive for an asset class that offers protection against the effects of rising interest rates. Issuers continue to pay down short maturity debt with the proceeds from long maturity bonds and avoid any transactions (mergers, dividend payouts, share repurchases) that might increase leverage. With expectations of a slowly growing economy, issuers should have the opportunity to further reinforce balance sheets while not being tempted to over expand. The forecast for Bank Loan defaults remains below 2% and we are expecting only minor overall market bankruptcy losses.

Our research process remains fundamentally driven, seeking strong relative value risk return opportunities. In today’s market, our bias remains toward the broad middle of the market characterized by companies whose credit profile is stable to improving and whose securities offer attractive returns. We seek to sell higher quality, low yielding interest rate sensitive securities and also sell lower quality semi-distressed names that have appreciated substantially.

With domestic economic conditions slowing much like they did in the summer of 2011, performance ahead will largely depend on whether the economy rebounds from the soft patch as it did last year or if something more worrisome develops. For now, we are cautiously optimistic and believe there are enough positives surrounding the U.S. economy for growth to be sustained. While we anticipate that macroeconomic factors will continue to cause spreads to expand and contract with the “risk on” / “risk off” cycles, particularly with the constant market moving news from Europe, we also anticipate that these movements will only be temporary. Helping to offset some of the economic risk further are strong corporate credit measures and credit yield spreads, which remain well above historical averages.

Going forward, we will continue to complement the Portfolio by adding more Emerging Market High Yield Bonds to the Fund which tend to offer better interest rate yields compared to similar U.S. High Yield debt and historically comparable or lower default rates. Likewise, the Portfolio of legal receivables offer the potential of high yield return, but with the additional benefit of little or no correlation to the economy or financial markets. All together, we believe the unique construction of the Fund provides shareholders with a good opportunity for strong returns and portfolio diversification in the likely volatile period ahead.

Rochdale Fixed Income Opportunities Portfolio: Top Ten Holdings as of June 30, 2012
Company	Percent of Net Assets
BT SPE, LLC	4.00%
PSB Finance (Promsvyaz Bank)	0.84%
Bashneft	0.82%
Rosneft	0.78%
Yapi DPR Finance	0.77%
PT Bumi Resources Tbk	0.71%
Level 3 Communications, Inc.	0.71%
Sonangol Finance	0.67%
Glencore International	0.64%
HCA Inc.	0.62%

ROCHDALE INVESTMENT TRUST

The unsubsidized total annual fund operating expense ratio for the Rochdale Fixed Income Opportunities Portfolio, inception date 7/1/2009, is 1.19% based upon the 4/23/2012 Rochdale Investment Trust Prospectus. Returns for the periods ended June 30, 2012 are as follows: Average Annualized Total Return for 1-year and since inception: 3.41% and 8.79%, respectively.

ROCHDALE INVESTMENT TRUST

Rochdale Emerging Market Portfolio

The Emerging Markets Portfolio seeks to generate long-term capital appreciation by investing primarily in locally listed Asian emerging market companies with a focus on medium sized companies that are inaccessible to U.S. investors. For the six months ended June 30, 2012, the Fund returned 6.72%, outperforming the MSCI EM and EM Asia Indices fully by 279 basis points and 175 basis points, respectively.

The equity investment environment over the first half of 2012 was undoubtedly difficult. Looking forward, we believe the Eurozone uncertainty will continue, and expect a weak bias in EM Asian equities. Eurozone belt-tightening will likely have a prolonged ripple effect on the region’s exports demand, as well as investment flows. We have refrained from participating in transient market swings, and our turnover and cash levels reflect our stock conviction and investment conservativeness during this period of increased volatility.

We believe that such an environment is good for bottom up stock pickers with a long-term horizon. The Portfolio is focused on countries with sustainable domestic demand, or export-led companies that thrive on long-term sustainable comparative advantages. We have dedicated research analysts in China and India focused on stock selection in high quality companies with growing revenues, strong market position and good prospects for sustained future growth. The strong fundamentals of our companies should help us provide for good capital appreciation, despite bouts of market volatility.

We are closely monitoring the fundamentals of our key investments and remain confident in our portfolio selection. The Fund is overweight on companies that can exploit EM Asia’s sustainable domestic demand, or on exporters that thrive on the region’s long-term sustainable comparative advantages. After an extended Asia trip in May, we increased our exposures in the Philippines and Thailand. The move positively contributed to the Fund’s relative performance. Besides China/HK, and Thailand, all markets have been positive contributors to the Fund’s relative outperformance.

Rochdale Emerging Market Portfolio: Top Ten Holdings as of June 30, 2012
Company	Percent of Net Assets
Ping An Insurance (Group) Co. of China Ltd.	4.94%
Great Wall Motor Co. Ltd.	4.34%
Galaxy Entertainment Group Ltd.	3.90%
Multi-Purpose Holdings Berhad	3.45%
Anhui Gujing Distillery Co., Ltd.	2.82%
Tencent Holdings Ltd.	2.75%
Xtep International Holdings Ltd.	2.69%
Coal India Ltd.	2.68%
AAC Technologies Holdings Inc.	2.59%
San Miguel Corp.	2.52%

The unsubsidized total annual fund operating expense ratio for the Rochdale Emerging Markets Portfolio, inception date 12/14/2011, is 1.98% based upon the 4/23/2012 Rochdale Investment Trust Prospectus. Returns for the periods ended June 30, 2012 are as follows: Average Annualized Total Return for one month, year-to-date and cumulative since inception: 0.97%, 6.72% and 7.92%, respectively.

ROCHDALE INVESTMENT TRUST

Thank you for your investment in Rochdale Funds. We take our responsibility as stewards of clients’ wealth seriously, and we appreciate you making the Rochdale Funds a part of your investment portfolio. For more frequent updates, please call us at 1-800-245-9888.

Sincerely,

Carl Acebes

Garrett R. D’Alessandro, CFA, CAIA, AIF®

David J. Abella, CFA

Fang Zhou, CFA

Anindya Chatterjee

Portfolio Managers

Important Disclosures

Valuation data was derived from FactSet.

Unsubsidized total annual fund operating expense ratios shown are based on the 4/23/12 Rochdale Investment Trust Prospectus.

THESE STOCKS LISTED HEREIN ARE NOT STOCK RECOMMENDATIONS AND SHOULD NOT BE USED AS SUCH.

Index Definitions

The comparative market indices are not directly investable and are not adjusted to reflect expenses that the SEC requires to be reflected in the Funds’ performance.

The Standard & Poor’s 500 Index (S&P 500) is a market capitalization-weighted index of 500 common stocks chosen for market size, liquidity, and industry group representation to represent U.S. equity performance.

The Standard & Poor’s 500/Citigroup Growth Index is a market-capitalization-weighted index developed by Standard and Poor’s consisting of those stocks within the S&P 500 Index that exhibit strong growth characteristics.

The Standard & Poor’s 500/Citigroup Value Index is a market-capitalization-weighted index developed by Standard and Poor’s consisting of those stocks within the S&P 500 Index that exhibit strong value characteristics.

The NASDAQ Composite Index is the broadest measure of over-the-counter trading; this weighted index includes all of the approximately 4,000 issues that trade on the NASDAQ system.

The Credit Suisse First Boston (CSFB) Leveraged Loan Index is designed to mirror the investible universe of the $U.S.-denominated leverage loan market.

The MSCI Emerging Markets Asia Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the Asian emerging markets.

The MSCI Emerging Markets Index (MSCI EM Index) is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The MSCI EM Index captures large and mid cap representation across 21 Emerging Market countries.

ROCHDALE INVESTMENT TRUST

The Barclays Capital Aggregate Bond Index is comprised of U.S. government, mortgage-backed, asset-backed, and corporate fixed income securities with maturities of one year or more.

The Barclay’s Capital Intermediate Government/Credit Bond Index consists of publicly issued, dollar-denominated U.S. Government, agency, or investment grade corporate fixed income securities with maturities from 1 to 10 years.

The Barclays Capital U.S. High Yield Corporate Bond Index covers the U.S.-dollar denominated, non-investment grade, fixed-rate, taxable corporate bond market and includes securities with ratings by Moody’s, Fitch and S&P of Ba1/BB+/BB+ or below.

KBW Bank Index is a capitalization-weighted index composed of 24 geographically diverse stocks representing national money center banks and leading regional institutions. The index serves as a benchmark for the banking sector.

Lipper indices track the total return performance of the 30 largest funds within the respective Lipper category.

The Dow Jones Select Dividend Index measures the performance of 100 leading U.S. dividend-paying companies.

Investing involves risk including the potential loss of principal. There is no guarantee that a diversified portfolio will outperform a non-diversified portfolio in any given market environment. No investment strategy, such as asset allocation, can guarantee a profit or protect against loss in periods of declining values. Past performance is no guarantee of future results. Please note that individual situations can vary. Therefore, the information presented here should only be relied upon when coordinated with individual professional advice.

The asset classes listed involve contrasting risk factors.

Cash-equivalent investments have fluctuated the least and have been relatively stable.

In general, the bond market is volatile as prices rise when interest rates fall and vice versa. This effect is usually pronounced for longer-term securities. Any fixed income security sold or redeemed prior to maturity may be subject to a substantial gain or loss.

The investor should note that vehicles that invest in lower-rated debt securities (commonly referred to as junk bonds) involve additional risks because of the lower credit quality of the securities in the portfolio. The investor should be aware of the possible higher level of volatility, and increased risk of default.

Indexes are unmanaged and investors are not able to invest directly into any index.

International investing involves special risks including greater economic and political instability, as well as currency fluctuation risks, which may be even greater in emerging markets.

Certain information may be based on information received from sources Rochdale Investment Management considers reliable; Rochdale Investment Management does not represent that such information is accurate or complete. Certain statements contained herein may constitute “projections,” “forecasts” and other “forward-looking statements” which do not reflect actual results and are based primarily upon applying retroactively a hypothetical set of assumptions to certain historical financial information. Any opinions, projections, forecasts and forward-looking statements presented herein are valid only as of the date of this document and are subject to change.

The risk of investing in the securities of foreign companies is greater than the risk of investing in domestic companies. Some of these risks include: (1) unfavorable changes in currency exchange rates, (2) economic and

ROCHDALE INVESTMENT TRUST

political instability, (3) less publicly available information, (4) less strict auditing and financial reporting requirements, (5) less governmental supervision and regulation of securities markets, (6) higher transaction costs, and (7) greater possibility of not being able to sell securities on a timely basis. Purchasing securities in developing or emerging markets entails additional risks to investing in other foreign countries. These include less social, political, and economic stability; smaller securities markets and lower trading volume, which may result in less liquidity and greater price volatility; national policies that may restrict a Portfolio’s investment opportunities, including restrictions on investment in issuers or industries, or expropriation or confiscation of assets or property; and less developed legal structures governing private or foreign investment.

ROCHDALE INVESTMENT TRUST

TOTAL RETURNS as of June 30, 2012 (Unaudited)

			Annualized
	Year-to-Date	One Year	Three Years	Five Years	Ten Years	Since Inception(1)
Rochdale Large Growth Portfolio	10.20%	(14.43%)	10.38%	(3.30%)	1.70%	(2.78%)
S&P 500/Citigroup Growth Index	9.97%	7.76%	17.45%	3.04%	5.77%	(0.07%)
Lipper Large-Cap Growth Category Average	9.67%	1.96%	14.68%	1.37%	4.87%	N/A

Rochdale Large Value Portfolio	3.98%	(21.94%)	6.31%	(9.23%)	0.54%	(1.15%)
S&P 500/Citigroup Value Index	8.92%	3.00%	15.32%	(2.68%)	4.79%	2.50%
Lipper Large-Cap Value Category Average	7.19%	0.12%	13.07%	(2.56%)	4.36%	N/A

Rochdale Dividend & Income Portfolio(2)	5.48%	7.21%	17.75%	3.04%	6.10%	4.11%
S&P 500 Index	9.49%	5.45%	16.40%	0.22%	5.33%	2.20%
Dow Jones Select Dividend Index	6.54%	10.50%	21.66%	(0.21%)	5.95%	6.90%
Lipper Equity Income Category Average	6.33%	3.04%	15.19%	0.24%	5.79%	N/A
Rochdale Intermediate Fixed Income Portfolio	4.10%	4.00%	6.25%	4.30%	4.29%	5.08%
Barclays Capital Intermediate Government/Credit Bond Index	2.10%	5.42%	5.81%	6.01%	5.08%	5.83%
Lipper Intermediate Investment Grade Category Average	3.49%	6.98%	8.33%	6.20%	5.19%	N/A

			Annualized
	Year-to-Date	One Year	Since Inception(1)
Rochdale Fixed Income Opportunities Portfolio	4.56%	3.41%	8.79%
CSFB Leveraged Loan Index	2.28%	(0.82%)	7.25%
Barclays Capital Aggregate Bond Index	2.37%	7.47%	6.93%
Barclays Capital U.S. High Yield Corporate Bond Index	7.27%	7.27%	16.19%
Lipper High Current Yield Category Average	6.62%	5.15%	N/A

ROCHDALE INVESTMENT TRUST

TOTAL RETURNS as of June 30, 2012 (Unaudited), Continued

		Cumulative
	Year-to-Date	Since Inception(1)
Rochdale Emerging Markets Portfolio
Return at NAV	6.72%	7.92%
MSCI Emerging Markets Index	3.93%	5.39%
MSCI Emerging Markets Asia Index	4.97%	5.55%
Lipper Emerging Markets Category Average	4.35%	N/A

(1)

The Rochdale Large Growth, Large Value and Intermediate Fixed Income Portfolios began investing in portfolio securities, pursuant to each of their investment guidelines, on December 31, 1999. The Rochdale Dividend & Income Portfolio began investing in portfolio securities, pursuant to its investment guidelines, on June 1, 1999. The Rochdale Fixed Income Opportunities Portfolio began investing in portfolio securities, pursuant to its investment guidelines, on July 1, 2009. The Rochdale Emerging Markets Portfolio began investing in portfolio securities, pursuant to its investment guidelines, on December 15, 2011.

(2)

Rochdale Dividend & Income Portfolio began investing in portfolio securities, pursuant to its investment guidelines, on June 1, 1999. Prior to June 27, 2003, the Dividend & Income Portfolio operated under a different investment objective and strategy as the Rochdale Alpha Portfolio.

N/A – not available.

Past performance is not predictive of future performance.

Index Descriptions

The Standard & Poor’s (S&P) 500 Index represents 500 large U.S. companies. The S&P 500/Citigroup Growth and Value Indices are market cap weighted and contain the full market cap of the S&P 500, with some overlap. Constituents are based on the S&P/Citigroup multi-factor methodology and are classified as growth, value, or a mix of growth and value.

The Dow Jones Select Dividend Index measures the performance of 100 leading U.S. dividend-paying companies.

The Credit Suisse First Boston Leveraged Loan Index is designed to mirror the investible universe of the $U.S.-denominated leverage loan market.

The Barclays Capital Aggregate Bond Index is comprised of U.S. Government, mortgage-backed, asset-backed, and corporate fixed income securities with maturities of one-year or more.

The Barclays Capital U.S. High-Yield Corporate Bond Index covers the U.S.-dollar denominated, non-investment grade, fixed-rate, taxable corporate bond market and includes securities with ratings by Moody’s, Fitch and S&P of Ba1/BB+/BB+ or below.

The Barclays Capital Intermediate Government/Credit Bond Index consists of publicly issued, dollar-denominated U.S. Government, agency, or investment grade corporate fixed income securities with maturities from 1 to 10 years, representing securities in the intermediate maturity range of the Barclays Capital Government/Credit Bond Index.

The MSCI Emerging Markets Index (MSCI EM Index) is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The MSCI EM Index captures large and mid cap representation across 21 Emerging Market countries.

The MSCI Emerging Markets Asia Index (MSCI EM Asia Index) is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The MSCI EM Asia Index captures large and mid cap representation across 8 Emerging Market countries.

The comparative market indices are not directly investable and are not adjusted to reflect expenses that the SEC requires to be reflected in the funds’ performance.

Lipper Category Descriptions

Lipper categories are compiled by the Wall Street Journal, based on classifications by Lipper Inc., and are not directly investable.

Lipper Large-Cap Growth consists of funds that invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) above Lipper’s USDE large-cap floor. Funds typically have an above-average price-to-earnings ratios, price-to-book ratios, and three-year sales-per-share growth value, compared to the S&P 500 Index. As of June 30, 2012, the category consists of 734, 713, 637, 552 and 360 funds for the year-to-date, one-, three-, five- and ten-year periods, respectively.

ROCHDALE INVESTMENT TRUST

TOTAL RETURNS as of June 30, 2012 (Unaudited), Continued

Lipper Large-Cap Value consists of funds that invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) above Lipper’s USDE large-cap floor. Funds typically have a below average price-to-earnings ratios, price-to-book ratios, and three-year sales-per-growth value, compared to the S&P 500 Index. As of June 30, 2012, the category consists of 470, 456, 407, 348 and 223 funds for the year-to-date, one-, three-, five- and ten-year periods, respectively.

Lipper Equity Income consists of funds that seek relatively high current income and growth of income by investing at least 65% of their portfolio in dividend-paying equity securities. These funds’ gross or net yield must be at least 125% of the average gross or net yield of the U.S. diversified equity fund universe. As of June 30, 2012, the category consists of 322, 296, 248, 214 and 105 funds for the year-to-date, one-, three-, five- and ten-year periods, respectively.

Lipper Intermediate Investment Grade consists of funds that invest in investment-grade debt issues (rated in the top four grades) with dollar-weighted average maturities of five to 10 years. As of June 30, 2012, the category consists of 610, 604, 529, 451 and 312 funds for the year-to-date, one-, three-, five- and ten-year periods, respectively.

Lipper High Current Yield Funds consist of funds that aim at high (relative) current yield from fixed income securities, have no quality or maturity restrictions, and tend to invest in lower-grade debt issues. As of June 30, 2012, the category consists of 526 and 504 funds for the year-to-date and one-year periods, respectively.

Lipper Emerging Markets Funds consist of funds that seek long-term capital appreciation by investing at least 65% of total assets in emerging market equity securities, where “emerging market” is defined by a country’s GNP per capita or other economic measures. As of June 30, 2012, the category consists of 532 funds for the year-to-date period.

ROCHDALE INVESTMENT TRUST

EXPENSE EXAMPLE (Unaudited)

As a shareholder of the Portfolios, you incur two types of costs: (1) transaction costs including redemption fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolios and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from 01/01/2012 to 06/30/2012.

Actual Expenses

The information in the tables under the headings “Actual Performance” provides actual account values and actual expenses. You will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC the Portfolio’s transfer agent. If you request that a redemption be made by a wire transfer, currently a $15.00 fee is charged by the Portfolio’s transfer agent. The example includes, but is not limited to, management, distribution, fund accounting, custody and transfer agent fees. However, the example below does not include portfolio trading commissions and related expenses or the indirect costs associated with a Portfolio’s investment companies. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your Portfolio, in the row entitled “Expenses Paid during Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the tables under the headings “Hypothetical Performance (5% return before expenses)” provides hypothetical account values and hypothetical expenses based on the Portfolios’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Portfolios’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolios and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the information under the headings “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Large Growth Portfolio	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value (01/01/12)	$1,000.00	$1,000.00
Ending Account Value (06/30/12)	$1,102.00	$1,017.40
Expenses Paid during Period*	$7.84	$7.53

*	Expenses are equal to the Portfolio’s annualized expense ratio of 1.50%, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the six-month period).

ROCHDALE INVESTMENT TRUST

EXPENSE EXAMPLE (Unaudited), Continued

Large Value Portfolio	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value (01/01/12)	$1,000.00	$1,000.00
Ending Account Value (06/30/12)	$1,039.80	$1,017.40
Expenses Paid during Period*	$7.61	$7.52

*	Expenses are equal to the Portfolio’s annualized expense ratio of 1.50%, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the six-month period).

Dividend & Income Portfolio	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value (01/01/12)	$1,000.00	$1,000.00
Ending Account Value (06/30/12)	$1,054.80	$1,018.09
Expenses Paid during Period*	$6.96	$6.83

*	Expenses are equal to the Portfolio’s annualized expense ratio of 1.36%, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the six-month period).

Intermediate Fixed Income Portfolio	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value (01/01/12)	$1,000.00	$1,000.00
Ending Account Value (06/30/12)	$1,041.00	$1,019.21
Expenses Paid during Period*	$5.77	$5.71

*	Expenses are equal to the Portfolio’s annualized expense ratio of 1.14%, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the six-month period).

Fixed Income Opportunities Portfolio	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value (01/01/12)	$1,000.00	$1,000.00
Ending Account Value (06/30/12)	$1,045.60	$1,019.29
Expenses Paid during Period*	$5.70	$5.63

*	Expenses are equal to the Portfolio’s annualized expense ratio of 1.12%, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the six-month period).

Emerging Markets Portfolio	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value (01/01/12)	$1,000.00	$1,000.00
Ending Account Value (06/30/12)	$1,067.20	$1,015.48
Expenses Paid during Period*	$9.70	$9.46

*	Expenses are equal to the Portfolio’s annualized expense ratio of 1.89%, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the six-month period).

ROCHDALE LARGE GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS at June 30, 2012 (Unaudited)

Shares		Value

COMMON STOCKS: 95.2%
CONSUMER DISCRETIONARY: 14.2%
60,000	China Dredging Group Ltd. (Acquired 10/27/2010, Aggregate Cost $300,000) (a)(c)(e)(f)	$300,000
230	Chipotle Mexican Grill, Inc. (a)(b)	87,389
1,750	Colgate-Palmolive Co. (b)	182,175
8,800	Comcast Corp. (b)	281,336
2,900	Costco Wholesale Corp.	275,500
5,800	DIRECTV (a)(b)	283,156
2,700	Estee Lauder Companies Inc./The (b)	146,124
7,000	Lennar Corp. - Class A	216,370
1,520	McDonald’s Corp.	134,566
3,200	Starbucks Corp. (b)	170,624
7,000	TJX Companies, Inc./The	300,510
6,000	Walt Disney Co./The (b)	291,000
2,450	Yum! Brands, Inc. (b)	157,829

		2,826,579

CONSUMER STAPLES: 7.4%
3,400	Clorox Co./The	246,364
4,600	Coca-Cola Co./The (b)	359,674
1,900	J.M. Smucker Co./The	143,488
4,800	PepsiCo, Inc. (b)	339,168
4,300	Philip Morris International Inc.	375,218

		1,463,912

The accompanying notes are an integral part of these financial statements.

ROCHDALE LARGE GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS at June 30, 2012 (Unaudited), Continued

Shares		Value

ENERGY: 11.6%
3,400	Cameron International Corp. (a)	$145,214
2,200	Chevron Corp.	232,100
8,250	Exxon Mobil Corp. (b)	705,953
2,100	National Oilwell Varco, Inc.	135,324
4,600	Noble Corp. (b)(c)	149,638
4,600	Occidental Petroleum Corp.	394,542
6,000	ONEOK Partners, LP	253,860
4,550	Schlumberger Ltd. (c)	295,340

		2,311,971

FINANCIALS: 6.0%
3,500	American Express Credit Co.	203,735
1,200	BlackRock, Inc.	203,784
600	MasterCard Inc.	258,066
3,700	Travelers Companies, Inc./The	236,208
2,300	Visa Inc. (b)	284,349

		1,186,142

HEALTH CARE: 16.7%
5,700	Abbott Laboratories (b)	367,479
4,158	Allergan, Inc.	384,906
3,400	Amgen Inc.	248,336
5,000	Covidien Public Limited Co. (b)(c)	267,500
5,000	Gilead Sciences, Inc. (a)(b)	256,400
3,500	Johnson & Johnson	236,460
2,500	Mead Johnson Nutrition Co. (b)	201,275
6,000	Merck & Co., Inc.	250,500
14,500	Pfizer Inc.	333,500
11,000	St. Jude Medical, Inc.	439,010
5,650	Varian Medical Systems, Inc. (a)	343,350

		3,328,716

INDUSTRIALS: 9.1%
3,000	3M Co.	268,800
3,000	Caterpillar Inc.	254,730
8,800	CSX Corp. (b)	196,768
2,700	Deere & Co.	218,349
2,700	Parker-Hannifin Corp.	207,576
3,300	Stanley Black & Decker, Inc.	212,388
1,800	Union Pacific Corp.	214,758
3,000	United Technologies Corp.	226,590

		1,799,959

INFORMATION TECHNOLOGY: 26.4%
11,400	Altera Corp.	385,776
1,500	Apple Inc. (a)	876,000
5,000	BMC Software, Inc. (a)	213,400
2,500	Citrix Systems, Inc. (a)	209,850
8,000	eBay Inc. (a)(b)	336,080
18,650	EMC Corp. (a)(b)	477,999

The accompanying notes are an integral part of these financial statements.

ROCHDALE LARGE GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS at June 30, 2012 (Unaudited), Continued

Shares		Value

INFORMATION TECHNOLOGY, Continued
500	Google Inc. (a)	$290,035
2,580	International Business Machines Corp. (IBM) (b)	504,596
13,900	Oracle Corp.	412,830
550	priceline.com Inc. (a)	365,486
3,419	QUALCOMM Inc.	190,370
11,937	Symantec Corp. (a)	174,400
8,550	Texas Instruments Inc.	245,300
6,400	Trimble Navigation Ltd. (a)	294,464
6,000	Verizon Communications, Inc.	266,640

		5,243,226

MATERIALS: 3.8%
2,800	Airgas, Inc.	235,228
3,700	E. I. du Pont de Nemours and Co. (b)	187,109
3,200	Mosaic Co./The	175,232
1,400	Praxair, Inc.	152,222

		749,791

TOTAL COMMON STOCKS
(Cost $17,246,824)		18,910,296

SHORT TERM INVESTMENT: 1.4%
MONEY MARKET INVESTMENT: 1.4%
278,002	First American Government Obligations Fund, 0.02% (d)	278,002

TOTAL SHORT TERM INVESTMENT
(Cost $278,002)		278,002

INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING: 30.1%
MONEY MARKET INVESTMENT: 30.1%
5,986,475	Mount Vernon Securities Lending Trust Prime Portfolio, 0.29% (d)	5,986,475

TOTAL INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING
(Cost $5,986,475)		5,986,475

TOTAL INVESTMENTS
(Cost $23,511,301), 126.7%		25,174,773
LIABILITIES IN EXCESS OF OTHER ASSETS, (26.7)%		(5,307,860)

TOTAL NET ASSETS, 100.0%		$19,866,913

(a)	Non Income Producing.
(b)	This security or portion of this security is out on loan at June 30, 2012.
(c)	U.S. Dollar-denominated foreign security.
(d)	7-Day Yield.
(e)	Private Placement.
(f) Illiquid	restricted security fair valued by Valuation Committee as delegated by the Rochdale Investment Trust Board of Trustees that is comprised of 1.51% of net assets.

The accompanying notes are an integral part of these financial statements.

ROCHDALE LARGE GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS at June 30, 2012 (Unaudited), Continued

Summary of Fair Value Exposure

The Portfolio has adopted fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the period.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Trust has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Trust’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Portfolio’s investments as of June 30, 2012:

	Level 1	Level 2	Level 3	Total
Common Stock
Consumer Discretionary	$2,526,579	$—	$300,000	$2,826,579
Consumer Staples	1,463,912	—	—	1,463,912
Energy	2,311,971	—	—	2,311,971
Financials	1,186,142	—	—	1,186,142
Health Care	3,328,716	—	—	3,328,716
Industrials	1,799,959	—	—	1,799,959
Information Technology	5,243,226	—	—	5,243,226
Materials	749,791	—	—	749,791

Total Common Stock	18,610,296	—	300,000	18,910,296

Short Term Investment	278,002	—	—	278,002

Investments Purchased With Cash Proceeds From Securities Lending
Money Market Fund	5,986,475	—	—	5,986,475

Total Investments in Securities	$24,874,773	$—	$300,000	$25,174,773

There were no transfers into or out of Level 1, Level 2 and Level 3 fair value measurements during the reporting period, as compared to their classification from the most recent annual report.

The accompanying notes are an integral part of these financial statements.

ROCHDALE LARGE GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS at June 30, 2012 (Unaudited), Continued

Summary of Fair Value Exposure, Continued

Level 3 Reconciliation Disclosure

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

Description	Investments in Securities
Balance as of December 31, 2011	$300,000
Accrued discounts/premiums	—
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	—
Purchases	—
Sales	—
Transfers in and/or out of Level 3*	—

Balance as of June 30, 2012	$300,000

*	The information used in the above reconciliation represents fiscal year to date activity for any investments identified as using Level 3 inputs at either the beginning or end of the current fiscal period. Transfers in or out of Level 3 represents either the beginning value (for transfers in) or ending value (for transfers out) of any security or instrument where a change in the pricing level occurred from the beginning to the end of the period.

There were no net unrealized gains or losses relating to Level 3 investments still held at June 30, 2012.

The below chart represents quantitative disclosure about significant unobservable inputs for Level 3 fair value measurements:

	Fair Value at June 30, 2012	Valuation Techniques	Unobservable Inputs
China Dredging Group Ltd.	$300,000	Market Valuation	EPS Forward Multiples Redemption Rights

The accompanying notes are an integral part of these financial statements.

ROCHDALE LARGE VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS at June 30, 2012 (Unaudited)

Shares		Value

COMMON STOCKS: 92.4%
CONSUMER DISCRETIONARY: 19.5%
60,000	China Dredging Group Ltd. (Acquired 10/27/2010, Aggregate Cost $300,000) (a)(c)(e)(f)	$300,000
6,600	Comcast Corp. - Class A	211,002
4,700	Costco Wholesale Corp.	446,500
6,000	CVS Caremark Corp.	280,380
10,800	DIRECTV (a)(b)	527,256
5,400	Johnson Controls, Inc.	149,634
12,700	Lennar Corp. - Class A (b)	392,557
10,000	News Corp. (b)	222,900
5,000	Nordstrom, Inc. (b)	248,450
12,000	Walt Disney Co./The (b)	582,000
6,000	Williams-Sonoma, Inc. (b)	209,820
4,000	Yum! Brands, Inc.	257,680

		3,828,179

CONSUMER STAPLES: 2.2%
6,200	PepsiCo, Inc. (b)	438,092

ENERGY: 10.4%
3,000	Anadarko Petroleum Corp.	198,600
5,200	Baker Hughes Inc.	213,720
5,000	Cameron International Corp. (a)	213,550
4,500	ConocoPhillips	251,460
7,000	Marathon Oil Corp.	178,990

The accompanying notes are an integral part of these financial statements.

ROCHDALE LARGE VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS at June 30, 2012 (Unaudited), Continued

Shares		Value

ENERGY, Continued
3,000	National Oilwell Varco, Inc.	$193,320
5,000	Occidental Petroleum Corp.	428,850
2,250	Phillips 66 (a)	74,790
4,500	Schlumberger Ltd. (c)	292,095

		2,045,375

FINANCIALS: 25.2%
4,814	ACE Ltd. (c)	356,862
7,200	American Express Credit Co.	419,112
9,000	Assurant, Inc.	313,560
8,000	BB&T Corp.	246,800
12,000	Citigroup Inc.	328,920
18,000	Fifth Third Bancorp	241,200
11,700	JP Morgan Chase & Co.	418,041
3,650	M&T Bank Corp. (b)	301,380
500	MasterCard Inc.	215,055
13,500	Metlife, Inc.	416,475
4,000	PNC Financial Services Group, Inc./The	244,440
6,800	State Street Corp.	303,552
12,800	SunTrust Banks, Inc. (b)	310,144
5,400	Travelers Companies, Inc./The	344,736
15,000	Wells Fargo & Co.	501,600

		4,961,877

HEALTH CARE: 7.9%
2,200	Allergan, Inc.	203,654
3,400	Covidien Public Limited Co. (b)(c)	181,900
3,500	Gilead Sciences, Inc. (a)(b)	179,480
3,000	Mead Johnson Nutrition Co. (b)	241,530
12,000	St. Jude Medical, Inc.	478,920
4,500	Varian Medical Systems, Inc. (a)(b)	273,465

		1,558,949

INDUSTRIALS: 11.6%
4,100	3M Co.	367,360
20,000	CSX Corp. (b)	447,200
5,700	Emerson Electric Co. (b)	265,506
20,500	General Electric Co. (b)	427,220
3,000	Parker-Hannifin Corp.	230,640
4,700	Thermo Fisher Scientific Inc.	243,977
4,000	United Technologies Corp.	302,120

		2,284,023

INFORMATION TECHNOLOGY: 12.1%
6,060	Agilent Technologies, Inc.	237,794
3,800	Altera Corp.	128,592
10,000	Autodesk, Inc. (a)	349,900
15,500	EMC Corp. (a)(b)	397,265
765	Google Inc. (a)	443,754

The accompanying notes are an integral part of these financial statements.

ROCHDALE LARGE VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS at June 30, 2012 (Unaudited), Continued

Shares		Value

INFORMATION TECHNOLOGY, Continued
6,000	Oracle Corp.	$178,200
20,000	Symantec Corp. (a)	292,200
8,000	Verizon Communications, Inc.	355,520

		2,383,225

MATERIALS: 2.2%
2,800	Airgas, Inc.	235,228
6,500	International Paper Co.	187,915

		423,143

UTILITIES: 1.3%
9,000	Xcel Energy Inc.	255,690

TOTAL COMMON STOCKS
(Cost $17,215,297)		18,178,553

SHORT TERM INVESTMENT: 2.1%
MONEY MARKET INVESTMENT: 2.1%
402,496	First American Government Obligations Fund, 0.02% (d)	402,496

TOTAL SHORT TERM INVESTMENT
(Cost $402,496)		402,496

INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING: 25.4%
MONEY MARKET INVESTMENT: 25.4%
5,001,684	Mount Vernon Securities Lending Trust Prime Portfolio, 0.29% (d)	5,001,684

TOTAL INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING
(Cost $5,001,684)		5,001,684

TOTAL INVESTMENTS
(Cost $22,619,477), 119.9%		23,582,733
LIABILITIES IN EXCESS OF OTHER ASSETS, (19.9)%		(3,918,261)

TOTAL NET ASSETS, 100.0%		$19,664,472

(a)	Non Income Producing.
(b)	This security or portion of this security is out on loan at June 30, 2012.
(c)	U.S. Dollar-denominated foreign security.
(d)	7-Day Yield.
(e)	Private Placement.
(f)	Illiquid restricted security fair valued by Valuation Committee as delegated by the Rochdale Investment Trust Board of Trustees that is comprised of 1.53% of net assets.

The accompanying notes are an integral part of these financial statements.

ROCHDALE LARGE VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS at June 30, 2012 (Unaudited), Continued

Summary of Fair Value Exposure

The Portfolio has adopted fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the period.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Trust has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Trust’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Portfolio’s investments as of June 30, 2012:

	Level 1	Level 2	Level 3	Total
Common Stock
Consumer Discretionary	$3,528,179	$—	$300,000	$3,828,179
Consumer Staples	438,092	—	—	438,092
Energy	2,045,375	—	—	2,045,375
Financials	4,961,877	—	—	4,961,877
Health Care	1,558,949	—	—	1,558,949
Industrials	2,284,023	—	—	2,284,023
Information Technology	2,383,225	—	—	2,383,225
Materials	423,143	—	—	423,143
Utilities	255,690	—	—	255,690

Total Common Stock	17,878,553	—	300,000	18,178,553

Short Term Investment	402,496	—	—	402,496

Investments Purchased With Cash Proceeds From Securities Lending
Money Market Fund	5,001,684	—	—	5,001,684

Total Investments in Securities	$23,282,733	$—	$300,000	$23,582,733

There were no transfers into or out of Level 1, Level 2 and Level 3 fair value measurements during the reporting period, as compared to their classification from the most recent annual report.

The accompanying notes are an integral part of these financial statements.

ROCHDALE LARGE VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS at June 30, 2012 (Unaudited), Continued

Summary of Fair Value Exposure, Continued

Level 3 Reconciliation Disclosure

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

Description	Investments in Securities
Balance as of December 31, 2011	$300,000
Accrued discounts/premiums	—
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	—
Purchases	—
Sales	—
Transfers in and/or out of Level 3 *	—

Balance as of June 30, 2012	$300,000

*	The information used in the above reconciliation represents fiscal year to date activity for any investments identified as using Level 3 inputs at either the beginning or end of the current fiscal period. Transfers in or out of Level 3 represents either the beginning value (for transfers in) or ending value (for transfers out) of any security or instrument where a change in the pricing level occurred from the beginning to the end of the period.

There were no net unrealized gains or losses relating to Level 3 investments still held at June 30, 2012.

The below chart represents quantitative disclosure about significant unobservable inputs for Level 3 fair value measurements:

	Fair Value at June 30, 2012	Valuation Techniques	Unobservable Inputs
China Dredging Group Ltd.	$300,000	Market Valuation	EPS Forward Multiples Redemption Rights

The accompanying notes are an integral part of these financial statements.

ROCHDALE DIVIDEND & INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS at June 30, 2012 (Unaudited)

Shares		Value

COMMON STOCKS: 96.6%
CONSUMER DISCRETIONARY: 5.5%
90,000	Mattel, Inc.	$2,919,600
35,200	McDonald’s Corp.	3,116,256
69,300	Regal Entertainment Group - Class A	953,568

		6,989,424

CONSUMER STAPLES: 29.2%
14,250	Altria Group, Inc.	492,338
55,000	B & G Foods, Inc. - Class A	1,463,000
15,000	Campbell Soup Co.	500,700
23,400	Clorox Co./The	1,695,564
9,000	Coca-Cola Co./The	703,710
27,800	ConAgra Foods, Inc.	720,854
70,000	D.E. Master Blenders 1753 N.V. (a)(b)	803,600
40,000	Dr Pepper Snapple Group, Inc.	1,750,000
51,800	General Mills, Inc.	1,996,372
7,035	H.J. Heinz & Co.	382,563
30,800	Hershey Co./The	2,218,524
14,000	Hillshire Brands Co.	405,860
23,152	Imperial Tobacco Group PLC - ADR (b)	1,790,576
2,600	J.M. Smucker Co./The	196,352
52,100	Kellogg Co.	2,570,093
15,500	Kimberly-Clark Corp.	1,298,435

The accompanying notes are an integral part of these financial statements.

ROCHDALE DIVIDEND & INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS at June 30, 2012 (Unaudited), Continued

Shares		Value

CONSUMER STAPLES, Continued
39,582	Kraft Foods, Inc. - Class A	$1,528,657
8,000	Lancaster Colony Corp.	569,680
18,430	Lorillard, Inc.	2,431,838
8,000	PepsiCo, Inc.	565,280
39,100	Philip Morris International Inc.	3,411,866
30,169	Procter & Gamble Co./The	1,847,851
10,692	Reynolds American, Inc.	479,750
59,600	Sysco Corp.	1,776,676
22,200	Unilever Plc - ADR (b)	748,806
10,000	Universal Corp.	463,300
109,204	Vector Group Ltd.	1,858,652
37,600	Wal-Mart Stores, Inc.	2,621,472

		37,292,369

ENERGY: 9.1%
4,400	Buckeye Partners LP	229,548
12,683	Chevron Corp.	1,338,057
25,300	Crestwood Midstream Partners LP	654,258
9,000	Dorchester Minerals LP	197,550
15,000	Enbridge Energy Partners LP	461,550
3,700	Energy Transfer Partners LP	163,503
27,092	Enterprise Products Partners LP	1,388,194
22,438	Exxon Mobil Corp.	1,920,020
5,700	Kinder Morgan Energy Partners LP	447,906
11,250	Nustar Energy LP	606,262
22,000	Occidental Petroleum Corp.	1,886,940
2,400	ONEOK Partners, LP	129,000
24,806	Penn West Energy Trust (b)	332,152
15,800	Plains All American Pipeline LP	1,276,798
13,928	TransCanada Corp. (b)	583,583

		11,615,321

FINANCIALS: 2.9%
13,200	Arthur J. Gallagher & Co.	462,924
39,700	Cincinnati Financial Corp.	1,511,379
28,571	FirstMerit Corp.	471,993
25,935	NBT Bancorp, Inc.	559,937
6,067	Travelers Companies, Inc./The	387,317
10,000	U.S. Bancorp	321,600

		3,715,150

HEALTH CARE: 8.8%
31,500	Abbott Laboratories	2,030,805
64,500	Bristol-Myers Squibb Co.	2,318,775
36,900	Eli Lilly & Co.	1,583,379
30,000	GlaxoSmithKline PLC - ADR (b)	1,367,100
33,500	Johnson & Johnson	2,263,260
9,150	Merck & Co., Inc.	382,013

The accompanying notes are an integral part of these financial statements.

ROCHDALE DIVIDEND & INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS at June 30, 2012 (Unaudited), Continued

Shares		Value

HEALTH CARE, Continued
55,300	Pfizer Inc.	$1,271,900

		11,217,232

INDUSTRIALS: 3.2%
5,400	3M Co.	483,840
31,000	Eaton Corp.	1,228,530
1,872	Honeywell International, Inc.	104,533
4,074	Landauer, Inc.	233,562
29,500	LyondellBasell Industries AF S.C.A. (b)	1,187,965
32,000	Olin Corp.	668,480
9,170	Weyerhaeuser Co.	205,041

		4,111,951

INFORMATION TECHNOLOGY & TELECOMMUNICATION SERVICES: 10.2%
63,300	AT&T, Inc.	2,257,278
20,000	CenturyTel, Inc.	789,800
75,900	Consolidated Communications Holdings, Inc.	1,123,320
49,300	Deutsche Telekom AG - ADR (b)	538,948
65,000	Intel Corp.	1,732,250
4,500	International Business Machines Corp. (IBM)	880,110
85,500	Microsoft Corp.	2,615,445
10,000	Paychex, Inc.	314,100
33,367	Verizon Communications, Inc.	1,482,830
136,128	Windstream Corp.	1,314,996

		13,049,077

MATERIALS: 2.9%
36,000	Acadian Timber Corp. (b)	422,552
46,200	E.I. du Pont de Nemours & Co.	2,336,334
15,000	Nucor Corp.	568,500
12,128	Southern Copper Corp.	382,153

		3,709,539

REITS: 12.1%
17,229	Apartment Investment & Management Co. - Class A	465,700
8,914	Camden Property Trust	603,210
72,400	CommonWealth REIT	1,384,288
18,200	Entertainment Properties Trust	748,202
37,946	Health Care Property Investors, Inc.	1,675,316
11,612	Health Care REIT, Inc.	676,980
17,000	Healthcare Realty Trust, Inc.	405,280
17,385	Liberty Property Trust	640,463
35,000	Mack-Cali Realty Corp.	1,017,450
20,000	National Health Investors, Inc.	1,018,400
16,500	National Retail Properties Inc.	466,785
24,000	Plum Creek Timber Co., Inc.	952,800
13,000	Senior Housing Properties Trust	290,160
10,036	Sovran Self Storage, Inc.	502,703

The accompanying notes are an integral part of these financial statements.

ROCHDALE DIVIDEND & INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS at June 30, 2012 (Unaudited), Continued

Shares		Value

REITS, Continued
27,984	Tanger Factory Outlet Centers, Inc.	$896,887
39,632	Ventas, Inc.	2,501,572
42,115	Washington Real Estate Investment Trust	1,198,172

		15,444,368

SHIPPING & TRANSPORTATION: 0.5%
55,000	Chorus Aviation, Inc. (b)	167,469
42,370	Fly Leasing Ltd. - ADR (b)	516,490

		683,959

UTILITIES: 12.2%
28,200	Amerigas Partners LP	1,149,150
15,000	Atmos Energy Corp.	526,050
20,000	Brookfield Infrastructure Partners LP (b)	671,400
4,536	Cleco Corp.	189,741
9,506	Duke Energy Corp.	219,208
13,700	Entergy Corp.	930,093
13,752	EQT Corp.	737,520
7,300	Ferrellgas Partners LP	137,751
20,000	FirstEnergy Corp.	983,800
24,010	Hawaiian Electric Industries, Inc.	684,765
5,500	ITC Holdings Corp.	379,005
13,286	National Fuel Gas Co.	624,176
22,100	National Grid PLC - ADR (b)	1,171,079
20,000	NiSource Inc.	495,000
31,992	Northeast Utilities	1,241,609
8,396	Northwest Natural Gas Co.	399,650
4,000	OGE Energy Corp.	207,160
4,185	Pinnacle West Capital Corp.	216,532
12,000	Portland General Electric Co.	319,920
20,000	PPL Corp.	556,200
22,229	Progress Energy, Inc.	1,337,519
4,753	Spectra Energy Corp.	138,122
11,200	Suburban Propane Partners LP	462,224
11,000	UIL Holdings Corp.	394,460
19,318	United Utilities Group Plc - ADR (b)	411,860
27,500	Wisconsin Energy Corp.	1,088,175

		15,672,169

TOTAL COMMON STOCKS
(Cost $101,626,480)		123,500,559

PREFERRED STOCKS: 1.5%
INFORMATION TECHNOLOGY & TELECOMMUNICATION SERVICES: 0.4%
10,000	Qwest Corp.	257,200
10,000	Qwest Corp.	264,700

		521,900

The accompanying notes are an integral part of these financial statements.

ROCHDALE DIVIDEND & INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS at June 30, 2012 (Unaudited), Continued

Shares		Value

REITS: 1.1%
10,000	CommonWealth REIT	$271,400
10,000	First Potomac Realty Trust	252,900
10,000	National Retail Properties Inc. Series D	260,000
10,000	Public Storage	268,000
1,760	Public Storage Series N	43,983
10,000	Public Storage Series Q	283,500

		1,379,783

TOTAL PREFERRED STOCKS
(Cost $1,794,000)		1,901,683

Principal Amount		Coupon Rate	Maturity Date

ASSET BACKED SECURITY: 0.9%
$1,176,179	BT SPE, LLC (Acquired 07/06/2011, Cost $1,176,179) (d)(e)	9.25%	06/06/16	1,176,179

TOTAL ASSET BACKED SECURITY
(Cost $1,176,179)				1,176,179

Shares
SHORT TERM INVESTMENT: 0.6%
MONEY MARKET INVESTMENT: 0.6%
816,787	First American Government Obligations Fund, 0.02% (c)			816,787

TOTAL SHORT TERM INVESTMENT
(Cost $816,787)				816,787

TOTAL INVESTMENTS
(Cost $105,413,446), 99.6%				127,395,208
OTHER ASSETS IN EXCESS OF LIABILITIES, 0.4%				455,833

TOTAL NET ASSETS, 100.0%				$127,851,041

(a)	Non Income Producing.
(b)	Foreign Security.
(c)	7-Day Yield.
(d)	Illiquid restricted security fair valued by Valuation Committee as delegated by the Rochdale Investment Trust Board of Trustees that is comprised of 0.92% of net assets.
(e)	Private Placement.

ADR American Depository Receipt.

The accompanying notes are an integral part of these financial statements.

ROCHDALE DIVIDEND & INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS at June 30, 2012 (Unaudited), Continued

Summary of Fair Value Exposure

The Portfolio has adopted fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the period.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Trust has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Trust’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Portfolio’s investments as of June 30, 2012:

	Level 1	Level 2	Level 3	Total
Common Stock
Consumer Discretionary	$6,989,424	$—	$—	$6,989,424
Consumer Staples	37,292,369	—	—	37,292,369
Energy	11,615,321	—	—	11,615,321
Financials	3,715,150	—	—	3,715,150
Health Care	11,217,232	—	—	11,217,232
Industrials	4,111,951	—	—	4,111,951
Information Technology & Telecommunication Services	13,049,077	—	—	13,049,077
Materials	3,709,539	—	—	3,709,539
REITs	15,444,368	—	—	15,444,368
Shipping & Transportation	683,959	—	—	683,959
Utilities	15,672,169	—	—	15,672,169

Total Common Stock	123,500,559	—	—	123,500,559

The accompanying notes are an integral part of these financial statements.

ROCHDALE DIVIDEND & INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS at June 30, 2012 (Unaudited), Continued

Summary of Fair Value Exposure, Continued

	Level 1	Level 2	Level 3	Total

Preferred Stock
Information Technology & Telecommunication Services	$521,900	$—	$—	$521,900
REITs	1,379,783	—	—	1,379,783

Total Preferred Stock	1,901,683	—	—	1,901,683

Asset Backed Security	—	—	1,176,179	1,176,179

Short Term Investment	816,787	—	—	816,787

Total Investments in Securities	$126,219,029	$—	$1,176,179	$127,395,208

There were no transfers into or out of Level 1, Level 2 and Level 3 fair value measurements during the reporting period, as compared to their classification from the most recent annual report.

Level 3 Reconciliation Disclosure

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

Description	Investments in Securities
Balance as of December 31, 2011	$1,565,866
Accrued discounts/premiums	—
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	—
Purchases	—
Sales	(389,687)
Transfers in and/or out of Level 3*	—

Balance as of June 30, 2012	$1,176,179

*	The information used in the above reconciliation represents fiscal year to date activity for any investments identified as using Level 3 inputs at either the beginning or end of the current fiscal period. Transfers in or out of Level 3 represents either the beginning value (for transfers in) or ending value (for transfers out) of any security or instrument where a change in the pricing level occurred from the beginning to the end of the period.

There were no net unrealized gains or losses relating to Level 3 investments still held at June 30, 2012.

The accompanying notes are an integral part of these financial statements.

ROCHDALE DIVIDEND & INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS at June 30, 2012 (Unaudited), Continued

Summary of Fair Value Exposure, Continued

The below chart represents quantitative disclosure about significant unobservable inputs for Level 3 fair value measurements:

	Fair Value at June 30, 2012	Valuation Techniques	Unobservable Inputs
BT SPE, LLC	$1,176,179	Market Comparable	Cumulated Collections Cumulated Defaults Annualized Default Rate Cumulated Default Rate Pace of Collection Pace of Defaults Interest Rates

The accompanying notes are an integral part of these financial statements.

ROCHDALE INTERMEDIATE FIXED INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS at June 30, 2012 (Unaudited)

Principal Amount		Coupon Rate	Maturity Date	Value

CORPORATE BONDS: 73.8%
CONSUMER DISCRETIONARY: 5.4%
$700,000	American Axle & Manufacturing, Inc., Callable 03/01/2013 (b)	7.875%	03/01/2017	$722,750
250,000	Autozone Inc., Callable 01/15/2022	3.700%	04/15/2022	257,499
250,000	Avon Products, Inc.	6.500%	03/01/2019	272,020
300,000	Best Buy Co., Inc. (b)	3.750%	03/15/2016	292,893
250,000	Best Buy Co., Inc. (b)	6.750%	07/15/2013	260,575
224,000	Cox Communications Inc.	6.850%	01/15/2018	257,158
231,000	Cox Communications Inc.	7.250%	11/15/2015	262,916
250,000	Expedia, Inc.	5.950%	08/15/2020	261,927
124,000	Gap, Inc./The, Callable 01/12/2021	5.950%	04/12/2021	128,527
250,000	Hasbro Inc.	6.125%	05/15/2014	270,339
412,000	Netflix, Inc., Callable 11/15/2013 (b)	8.500%	11/15/2017	433,630
250,000	Royal Caribbean Cruises (c)	6.875%	12/01/2013	263,875
1,000,000	Scripps Networks Interactive, Inc.	2.700%	12/15/2016	1,031,732
150,000	Stanley Works	6.150%	10/01/2013	159,608
500,000	Toys ‘R’ Us, Inc.	7.375%	10/15/2018	406,250
21,000	Toys ‘R’ Us Property Company II, LLC, Callable 12/01/2013	8.500%	12/01/2017	21,866
500,000	Tupperware Brands Corp., Callable 03/01/2021	4.750%	06/01/2021	517,981
100,000	WPP Finance (UK) Corp. (c)	5.875%	06/15/2014	107,919

				5,929,465

The accompanying notes are an integral part of these financial statements.

ROCHDALE INTERMEDIATE FIXED INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS at June 30, 2012 (Unaudited), Continued

Principal Amount		Coupon Rate	Maturity Date	Value

CONSUMER STAPLES: 3.9%
$323,000	B & G Foods, Inc., Callable 01/15/2014	7.625%	01/15/2018	$347,225
500,000	Bunge Limited Finance Corp.	5.100%	07/15/2015	534,298
257,000	Bunge Limited Finance Corp.	5.875%	05/15/2013	266,716
105,000	Bunge Limited Finance Corp.	8.500%	06/15/2019	131,087
250,000	Campbell Soup Co.	8.875%	05/01/2021	364,547
250,000	Kellogg Co.	3.125%	05/17/2022	254,145
500,000	Lorillard Tobacco Co.	8.125%	06/23/2019	620,536
250,000	PepsiAmericas Inc.	4.875%	01/15/2015	274,556
100,000	Reynolds American, Inc.	6.750%	06/15/2017	120,057
252,000	Reynolds American, Inc.	7.250%	06/01/2013	266,003
290,000	Reynolds American, Inc.	7.625%	06/01/2016	349,516
750,000	WM Wrigley Jr Co.	4.650%	07/15/2015	794,195

				4,322,881

ENERGY: 10.4%
250,000	Alpha Appalachia Holdings, Inc.	3.250%	08/01/2015	215,625
477,000	Amerigas Partners LP, Callable 05/20/2016	6.500%	05/20/2021	479,385
84,000	Boardwalk Pipelines LLC	5.200%	06/01/2018	90,391
221,000	Boardwalk Pipelines LLC	5.500%	02/01/2017	242,741
175,000	Boardwalk Pipelines LLC	5.750%	09/15/2019	192,136
146,000	Boardwalk Pipelines LLC	5.875%	11/15/2016	161,955
400,000	Buckeye Partners LP	4.625%	07/15/2013	409,773
155,000	Buckeye Partners LP	6.050%	01/15/2018	168,447
385,000	Chesapeake Energy Corp. (b)	9.500%	02/15/2015	414,838
60,000	Copano Energy LLC/ Copano Energy Financial Co., Callable 06/01/2013	7.750%	06/01/2018	62,100
120,000	DCP Midstream Operating, LP	3.250%	10/01/2015	121,829
250,000	Ecopetrol S.A. (c)	7.625%	07/23/2019	315,000
20,000	Enbridge Energy Partners	5.350%	12/15/2014	21,677
191,000	Enbridge Energy Partners	5.875%	12/15/2016	219,505
426,000	Energy Transfer Partners LP	6.125%	02/15/2017	478,795
189,000	Energy Transfer Partners LP	9.000%	04/15/2019	236,057
330,000	Energy Transfer Partners LP	9.700%	03/15/2019	423,133
284,000	Kinder Morgan Energy Partners LP	5.625%	02/15/2015	312,469
500,000	Kinder Morgan Inc.	6.500%	09/01/2012	501,775
100,000	National Oilwell Varco, Inc., Callable 08/15/2012	6.125%	08/15/2015	101,545
200,000	Nustar Logistics LP	4.800%	09/01/2020	203,773
250,000	Nustar Logistics LP	7.650%	04/15/2018	291,295
300,000	Nustar Pipeline Opertations (b)	5.875%	06/01/2013	309,530
350,000	ONEOK Partners, LP, Callable 11/01/2021	4.250%	02/01/2022	366,541
396,000	Panhandle Eastern Pipeline	7.000%	06/15/2018	469,303
250,000	Petrobras International Finance Co. (c)	5.750%	01/20/2020	273,469
205,000	Plains All American Pipeline LP	5.875%	08/15/2016	230,236

The accompanying notes are an integral part of these financial statements.

ROCHDALE INTERMEDIATE FIXED INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS at June 30, 2012 (Unaudited), Continued

Principal Amount		Coupon Rate		Maturity Date	Value

ENERGY, Continued
$200,000	Rowan Companies Inc., Callable 03/01/2022	4.875%		06/01/2022	$201,759
991,000	Sabine Pass LNG, LP	7.250%		11/30/2013	1,025,685
100,000	Sabine Pass LNG, LP	7.500%		11/30/2016	105,000
240,000	Spectra Energy Capital, LLC	5.500%		03/01/2014	252,334
745,000	Spectra Energy Capital, LLC	6.750%		07/15/2018	870,213
537,000	Targa Resources Partners, Callable 07/01/2012	8.250%		07/01/2016	558,480
500,000	Transocean Inc. (c)	6.000%		03/15/2018	558,503
494,000	Transocean Inc. (c)	7.375%		04/15/2018	580,573

					11,465,870

FINANCIALS: 17.3%
250,000	American Express Credit Co.	7.300%		08/20/2013	267,290
250,000	Axis Specialty Finance	5.875%		06/01/2020	270,742
42,000	Bank of America Corp.	5.420%		03/15/2017	43,488
250,000	Bank of America Corp., Callable 08/15/2012	5.600%		02/15/2016	241,822
250,000	Bank of America Corp.	10.200%		07/15/2015	282,996
468,000	Bear Stearns Co. LLC	5.550%		01/22/2017	505,121
1,076,000	CNA Financial Corp.	6.950%		01/15/2018	1,193,685
313,000	Countrywide Financial Corp., Callable 08/26/2012	6.000%		08/26/2020	306,166
1,000,000	Dresdner Bank - New York (b)(c)	7.250%		09/15/2015	1,013,612
675,000	General Electric Capital Corp., Callable 09/15/2012	5.250%		01/15/2016	671,947
169,000	General Electric Capital Corp., Callable 11/15/2012	5.250%		02/15/2016	168,274
189,000	General Electric Capital Corp., Callable 11/15/2012	5.375%		02/15/2016	189,007
289,000	General Electric Capital Corp., Callable 01/15/2013	5.450%		01/15/2016	289,335
300,000	General Electric Capital Corp.	5.625%		09/15/2017	344,272
283,000	General Electric Capital Corp., Callable 12/15/2012	5.625%		12/15/2017	283,872
484,000	Goldman Sachs Group, Inc., Callable 07/31/2012	5.000%	(a)	01/31/2027	470,706
250,000	Goldman Sachs Group, Inc.	5.350%		01/15/2016	262,501
700,000	Goldman Sachs Group, Inc.	5.625%		01/15/2017	734,231
550,000	Goldman Sachs Group, Inc.	6.250%		09/01/2017	597,998
305,000	Icahn Enterprises LP/Icahn Enterprises Finance Corp., Callable 01/15/2013	7.750%		01/15/2016	320,631
250,000	International Lease Finance Corp.	6.100%		04/15/2014	257,750
473,000	International Lease Finance Corp.	6.375%		03/25/2013	483,052
600,000	Janus Capital Group Inc.	6.700%		06/15/2017	643,604
350,000	Jefferies Group Inc. (b)	5.875%		06/08/2014	362,337

The accompanying notes are an integral part of these financial statements.

ROCHDALE INTERMEDIATE FIXED INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS at June 30, 2012 (Unaudited), Continued

Principal Amount		Coupon Rate		Maturity Date	Value

FINANCIALS, Continued
$150,000	JP Morgan Chase & Co., Callable 09/15/2012	5.300%		05/15/2018	$148,343
20,000	Key Bank N.A.	5.700%		08/15/2012	20,097
400,000	Lehman Brothers Holdings, Inc. (d)(f)	7.000%		09/28/2037	91,000
800,000	Lloyds TSB Bank PLC (c)	4.875%		01/21/2016	839,869
950,000	Merrill Lynch & Co. Inc.	5.700%		05/02/2017	977,672
800,000	Moody’s Corp. (b)	5.500%		09/01/2020	864,831
250,000	Morgan Stanley (b)	4.750%		04/01/2014	252,201
210,000	Morgan Stanley	5.375%		10/15/2015	214,666
1,348,000	Morgan Stanley, Callable 08/26/2012	5.375%	(a)	05/26/2025	1,309,880
100,000	Morgan Stanley	5.450%		01/09/2017	100,989
600,000	Morgan Stanley	6.000%		04/28/2015	620,223
190,000	NASDAQ OMX Group, Inc./The	5.550%		01/15/2020	197,694
40,000	Progressive Corp.	7.000%		10/01/2013	42,846
250,000	Protective Life Corp.	6.400%		01/15/2018	283,449
250,000	Salomon Smith Barney Holdings, Inc.	7.300%		08/01/2013	260,942
355,000	Silicon Valley Bank	6.050%		06/01/2017	389,578
802,000	SLM Corp., Callable 12/15/2012	5.000%		06/15/2018	763,903
175,000	UBS AG (c)	7.375%		07/15/2015	190,101
388,000	UBS AG (c)	7.375%		06/15/2017	433,467
250,000	Wells Fargo & Co.	2.100%		05/08/2017	250,559
235,000	Wells Fargo & Co.	2.625%		12/15/2016	241,508
100,000	Wells Fargo Bank NA	5.750%		05/16/2016	113,114
315,000	Wilmington Trust Corp.	8.500%		04/02/2018	375,270

					19,186,641

HEALTH CARE: 0.2%
250,000	Boston Scientific Corp.	4.500%		01/15/2015	266,389

INDUSTRIALS: 4.2%
405,000	Avery Dennison Corp.	5.375%		04/15/2020	430,195
250,000	Caterpillar Inc.	7.000%		12/15/2013	272,724
388,000	CNH America LLC (b)	7.250%		01/15/2016	426,800
465,000	Embraer Overseas Ltd. (b)(c)	6.375%		01/24/2017	512,430
250,000	IDEX Corp., Callable 09/15/2021 (b)	4.200%		12/15/2021	259,276
250,000	Ingersoll - Rand Global Holding Co. (c)	9.500%		04/15/2014	284,155
500,000	Joy Global Inc.	6.000%		11/15/2016	571,397
250,000	Lennox International Inc.	4.900%		05/15/2017	262,986
148,000	Manitowoc Co. Inc./The, Callable 02/15/2014 (b)	9.500%		02/15/2018	162,060
620,000	Owens Corning Inc.	6.500%		12/01/2016	689,391
250,000	Republic Services, Inc., Callable 03/01/2022	3.550%		06/01/2022	252,702
250,000	Worthington Industries	6.500%		04/15/2020	276,951
200,000	Xylem Inc. (Acquired 09/15/2011, Cost $199,618) (i)(j)	3.550%		09/20/2016	210,618

					4,611,685

The accompanying notes are an integral part of these financial statements.

ROCHDALE INTERMEDIATE FIXED INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS at June 30, 2012 (Unaudited), Continued

Principal Amount		Coupon Rate	Maturity Date	Value

INFORMATION TECHNOLOGY: 4.6%
$256,000	Advanced Micro Devices, Inc.	6.000%	05/01/2015	$258,240
1,000,000	Advanced Micro Devices, Inc., Callable 12/15/2013	8.125%	12/15/2017	1,085,000
400,000	Arrow Electronics Inc.	6.875%	06/01/2018	464,477
128,000	Avnet Inc.	6.625%	09/15/2016	145,876
130,000	Brocade Communications Systems, Inc., Callable 01/15/2013	6.625%	01/15/2018	136,175
225,000	Cardtronics, Inc., Callable 09/01/2014	8.250%	09/01/2018	247,500
1,316,000	Computer Sciences Corp. (b)	5.000%	02/15/2013	1,348,900
129,000	Corning Inc.	6.200%	03/15/2016	145,151
200,000	KLA-Tencor Corp.	6.900%	05/01/2018	238,884
258,000	Linear Technology Corp., Callable 05/01/2014	3.000%	05/01/2027	266,385
950,000	Nokia OYJ (b)(c)	5.375%	05/15/2019	748,125

				5,084,713

MATERIALS: 7.9%
200,000	Alcoa Inc.	5.720%	02/23/2019	211,965
700,000	Alcoa Inc. (b)	6.750%	07/15/2018	791,355
675,000	AngloGold Ashanti Holdings PLC (c)	5.375%	04/15/2020	693,718
250,000	Arcelormittal (c)	5.375%	06/01/2013	257,116
800,000	Arcelormittal (b)(c)	6.125%	06/01/2018	811,158
400,000	Arcelormittal (c)	9.000%	02/15/2015	449,539
300,000	Cabot Corp. (b)	5.000%	10/01/2016	333,925
500,000	International Paper Co. (b)	5.500%	01/15/2014	528,797
100,000	Rio Tinto Finance USA Ltd. (c)	8.950%	05/01/2014	114,188
150,000	RPM International Inc.	6.125%	10/15/2019	171,675
380,000	Southern Copper Corp. (b)	6.375%	07/27/2015	424,269
100,000	Vale Inco Ltd. (c)	5.700%	10/15/2015	109,004
350,000	Vale Overseas Ltd. (b)(c)	5.625%	09/15/2019	387,999
1,000,000	Vulcan Materials	6.400%	11/30/2017	1,047,500
1,010,000	Xstrata Canada Corp. (c)	5.500%	06/15/2017	1,124,178
1,192,000	Xstrata Canada Corp. (b)(c)	6.000%	10/15/2015	1,313,600

				8,769,986

REITS: 6.6%
500,000	BioMed Realty, LP, Callable 03/15/2016	3.850%	04/15/2016	514,676
46,000	CommonWealth REIT, Callable 08/15/2014	6.400%	02/15/2015	48,728
113,000	CommonWealth REIT	6.500%	01/15/2013	113,123
300,000	CommonWealth REIT, Callable 07/15/2017	6.650%	01/15/2018	324,832
250,000	HCP, Inc.	5.650%	12/15/2013	264,043
215,000	HCP, Inc.	6.000%	03/01/2015	231,370
350,000	HCP, Inc.	6.000%	01/30/2017	392,118
462,000	HCP, Inc.	6.300%	09/15/2016	520,266

The accompanying notes are an integral part of these financial statements.

ROCHDALE INTERMEDIATE FIXED INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS at June 30, 2012 (Unaudited), Continued

Principal Amount		Coupon Rate	Maturity Date	Value

REITS, Continued
$268,000	Health Care REIT, Inc.	5.875%	05/15/2015	$292,707
695,000	Healthcare Realty Trust, Inc.	5.125%	04/01/2014	719,617
250,000	Healthcare Realty Trust, Inc.	6.500%	01/17/2017	273,280
177,000	Liberty Property LP	7.500%	01/15/2018	207,917
300,000	National Retail Properties Inc.	6.875%	10/15/2017	339,565
250,000	Nationwide Health Properties, Inc.	6.250%	02/01/2013	256,753
271,000	ProLogis	7.375%	10/30/2019	328,903
129,000	Realty Income Corp.	5.950%	09/15/2016	144,044
500,000	Senior Housing Properties Trust, Callable 10/15/2015	4.300%	01/15/2016	500,464
500,000	Senior Housing Properties Trust, Callable 06/15/2021	6.750%	12/15/2021	543,670
408,000	Simon Property Group LP, Callable 09/02/2015	5.750%	12/01/2015	455,860
600,000	Simon Property Group LP, Callable 02/01/2016	6.100%	05/01/2016	682,826
115,000	Tanger Properties LP	6.150%	11/15/2015	127,842

				7,282,604

SHIPPING & TRANSPORTATION: 1.3%
675,290	FedEx Corp.	7.020%	01/15/2016	741,130
170,000	GATX Corp.	6.000%	02/15/2018	188,994
49,000	Ship Finance International Ltd. (c)	8.500%	12/15/2013	48,510
400,000	Union Pacific Corp.	4.875%	01/15/2015	435,717

				1,414,351

TELECOMMUNICATION SERVICES: 4.3%
186,000	America Movil, SAB De CV (c)	5.750%	01/15/2015	206,742
200,000	Comcast Corp.	3.125%	07/15/2022	200,941
100,000	Qwest Corp.	6.500%	06/01/2017	112,352
500,000	Telecom Italia Capital (c)	4.950%	09/30/2014	496,250
300,000	Telecom Italia Capital (c)	5.250%	11/15/2013	300,750
700,000	Telecom Italia Capital (c)	5.250%	10/01/2015	693,000
600,000	Telecom Italia Capital (c)	6.999%	06/04/2018	597,000
100,000	Telecom Italia Capital (b)(c)	7.175%	06/18/2019	99,500
400,000	Telefonica Emisiones S.A.U. (c)	3.729%	04/27/2015	364,213
500,000	Telefonica Emisiones S.A.U. (c)	3.992%	02/16/2016	446,988
335,000	Telefonica Emisiones S.A.U. (c)	4.949%	01/15/2015	316,711
250,000	Telefonica Emisiones S.A.U. (c)	5.134%	04/27/2020	215,346
286,000	Telefonica Emisiones S.A.U. (c)	6.221%	07/03/2017	268,495
200,000	Telefonica Emisiones S.A.U. (c)	6.421%	06/20/2016	191,921
250,000	Verizon New England Inc.	4.750%	10/01/2013	261,991

				4,772,200

UTILITIES: 7.7%
61,000	AES Gener S.A. (c)	7.500%	03/25/2014	65,716
310,000	American Water Capital Corp.	6.085%	10/15/2017	362,927

The accompanying notes are an integral part of these financial statements.

ROCHDALE INTERMEDIATE FIXED INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS at June 30, 2012 (Unaudited), Continued

Principal Amount		Coupon Rate	Maturity Date	Value

UTILITIES, Continued
$44,000	Arizona Public Service Co.	6.250%	08/01/2016	$51,615
128,000	British Transco Finance, Inc. (c)	6.625%	06/01/2018	155,088
10,000	Cleveland Electric Illuminating Co./The	5.700%	04/01/2017	11,245
10,000	Cleveland Electric Illuminating Co./The	7.880%	11/01/2017	12,511
250,000	Commonwealth Edison	4.700%	04/15/2015	273,442
263,000	Enersis SA (c)	7.375%	01/15/2014	281,471
39,000	Entergy Mississippi, Inc.	4.950%	06/01/2018	39,019
540,000	Entergy Mississippi, Inc.	6.640%	07/01/2019	657,017
250,000	Entergy New Orleans Inc.	5.250%	08/01/2013	259,479
190,000	Entergy Texas, Inc.	7.125%	02/01/2019	232,492
265,000	Jersey Central Power & Light	5.625%	05/01/2016	303,634
500,000	National Fuel Gas Co., Callable 09/01/2021	4.900%	12/01/2021	539,389
270,000	National Grid PLC (c)	6.300%	08/01/2016	311,510
300,000	National Rural Utilities	6.550%	11/01/2018	361,457
266,000	Nisource Finance Corp.	5.400%	07/15/2014	286,664
163,000	Nisource Finance Corp.	7.860%	03/27/2017	190,452
440,000	Northern Indiana Public Services	7.590%	06/12/2017	523,764
236,000	Ohio Edison	5.450%	05/01/2015	257,181
217,000	Ohio Edison	6.400%	07/15/2016	249,494
500,000	Pacificorp	5.450%	09/15/2013	527,170
15,000	Pennsylvania Electric Co.	6.625%	04/01/2019	17,362
105,000	PPL Energy Supply, LLC (b)	6.200%	05/15/2016	117,685
250,000	Puget Energy, Inc., (Acquired 06/12/2012, Cost $249,983), Callable 04/15/2022 (i)(j)	5.625%	07/15/2022	256,875
500,000	Puget Energy, Inc.	6.000%	09/01/2021	532,185
57,000	Puget Sound Energy, Inc.	6.740%	06/15/2018	68,126
500,000	Southwestern Electric Power, Callable 11/15/2021	3.550%	02/15/2022	509,795
581,000	Southwestern Electric Power	5.875%	03/01/2018	674,779
250,000	Southwestern Public Service	8.750%	12/01/2018	337,343
10,000	Xcel Energy Inc.	5.613%	04/01/2017	11,591

				8,478,478

TOTAL CORPORATE BONDS
(Cost $78,901,304)				81,585,263

ASSET BACKED SECURITY: 2.1%
2,352,358	BT SPE, LLC (Acquired 07/06/2011, Cost $2,352,358) (g)(j)	9.250%	06/06/2016	2,352,358

TOTAL ASSET BACKED SECURITY
(Cost $2,352,358)				2,352,358

The accompanying notes are an integral part of these financial statements.

ROCHDALE INTERMEDIATE FIXED INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS at June 30, 2012 (Unaudited), Continued

Principal Amount		Coupon Rate		Maturity Date	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS: 9.7%
Federal Home Loan Bank: 1.5%
$267,857	Callable 07/10/2012	3.550%		01/19/2027	$267,896
330,000	Callable 07/10/2012	3.950%		01/23/2032	330,066
800,000	Callable 01/28/2013	4.200%		01/28/2020	815,397
225,000	Callable 08/20/2013	5.500%		08/20/2018	237,347

					1,650,706

Federal Home Loan Mortgage Corporation: 8.1%
1,000,000	Callable 02/27/2013	3.750%		02/27/2032	1,011,954
4,750,000	Callable 02/27/2013	3.800%		02/27/2032	4,808,862
2,000,000	Callable 02/27/2013	3.800%		02/27/2032	2,024,262
1,000,000	Callable 03/22/2013	3.800%		03/22/2032	1,010,241
62,792		5.500%		05/01/2037	68,326

					8,923,645

Federal Home Loan Mortgage Corporation Mortgage Backed Securities: 0.0%
7,829	Series R006, Class AK	5.750%		12/15/2018	7,895

Federal National Mortgage Association: 0.1%
100,000	Callable 07/28/2012	4.000%		10/28/2030	100,194

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
(Cost $10,524,152)					10,682,440

FOREIGN GOVERNMENT NOTE/BONDS: 0.2%
100,000	Province of Newfoundland Canada (c)	7.320%		10/13/2023	144,273
150,000	Region of Lombardy Italy (c)	5.804%		10/25/2032	119,110

TOTAL FOREIGN GOVERNMENT NOTE/BONDS
(Cost $252,541)					263,383

Shares
PREFERRED STOCKS: 5.5%
CLOSED-END: 0.2%
10	Advent Claymore Convertable Security (h)	1.446%	(a)		250,000

FINANCIALS: 1.5%
20,000	Charles Schwab Corp./The, Callable 09/01/2017	6.000%			521,200
30,000	HSBC Holdings PLC, Callable 12/15/2015 (c)	8.000%			815,400
10,000	JPM Chase Capital XXVIII, Callable 12/22/2014	7.200%	(a)		250,800

					1,587,400

The accompanying notes are an integral part of these financial statements.

ROCHDALE INTERMEDIATE FIXED INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS at June 30, 2012 (Unaudited), Continued

Shares		Coupon Rate	Maturity Date	Value

REITS: 1.2%
10,000	Digital Realty Trust, Inc. Series F, Callable 04/05/2017 (b)	6.625%		$258,900
20,000	National Retail Properties Inc. Series D, Callable 02/23/2017 (b)	6.625%		520,000
20,000	Realty Income Corp. Series F, Callable 02/15/2017 (b)	6.625%		540,000

				1,318,900

TELECOMMUNICATION SERVICES: 1.2%
20,000	Qwest Corp., Callable 06/01/2016	7.375%		529,400
20,000	Qwest Corp., Callable 09/15/2016	7.500%		529,000
10,000	United States Cellular Corp., Callable 05/15/2016	6.950%		268,000

				1,326,400

UTILITIES: 1.4%
20,000	DTE Energy Co., Callable 12/01/2016 (b)	6.500%		564,800
10,000	Entergy Louisiana, LLC, Callable 07/01/2017	5.250%		250,000
10,000	NextEra Energy Capital Holdings, Inc., Callable 06/15/2017	5.625%		259,900
20,000	SCE Trust I, Callable 06/15/2017	5.625%		509,600

				1,584,300

TOTAL PREFERRED STOCKS
(Cost $5,739,010)				6,067,000

Principal Amount
SHORT TERM INVESTMENTS: 6.8%
CORPORATE BONDS: 6.8%
$300,000	Agilent Technologies, Inc.	4.450%	09/14/2012	302,050
100,000	American Express Bank, FSB	5.500%	04/16/2013	103,732
300,000	Avon Products, Inc. (b)	4.800%	03/01/2013	303,829
392,000	Goldman Sachs Group, Inc. (b)	5.250%	04/01/2013	403,808
250,000	M&I Marshall & Ilsley Bank	5.250%	09/04/2012	251,627
1,229,000	Morgan Stanley	5.300%	03/01/2013	1,252,707
349,000	Morgan Stanley	5.750%	08/31/2012	351,245
404,000	Newell Rubbermaid Inc.	5.500%	04/15/2013	417,670
105,000	NSTAR Electric Co.	4.875%	10/15/2012	106,272
1,534,000	Plains All American Pipeline LP	4.250%	09/01/2012	1,540,989
380,000	SeaRiver Maritime Financial Holdings, Inc., Callable 07/01/2012 (f)	0.000%	09/01/2012	377,806
100,000	Telefonica Emisiones S.A.U. (c)	5.855%	02/04/2013	100,239
265,000	Transcontinental Gas Pipe Line Co., LLC	8.875%	07/15/2012	265,613
350,000	Tyco Electronics Group S.A. (c)	6.000%	10/01/2012	354,493

The accompanying notes are an integral part of these financial statements.

ROCHDALE INTERMEDIATE FIXED INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS at June 30, 2012 (Unaudited), Continued

Principal Amount/ Shares		Coupon Rate	Maturity Date	Value

CORPORATE BONDS, Continued
$1,206,000	UST Inc.	6.625%	07/15/2012	$1,207,996
200,000	Waste Management, Inc.	6.375%	11/15/2012	203,919

				7,543,995

MONEY MARKET INVESTMENT: 0.0%
95	First American Government Obligations Fund, 0.02% (e)			95

TOTAL SHORT TERM INVESTMENTS
(Cost $7,545,007)				7,544,090

INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING: 10.0%
MONEY MARKET INVESTMENT: 10.0%
10,999,458	Mount Vernon Securities Lending Trust Prime Portfolio, 0.29% (e)			10,999,458

TOTAL INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING
(Cost $10,999,458)				10,999,458

TOTAL INVESTMENTS
(Cost $116,313,830), 108.1%				119,493,992
LIABILITIES IN EXCESS OF OTHER ASSETS, (8.1)%				(8,924,949)

TOTAL NET ASSETS, 100.0%				$110,569,043

(a)	Variable Rate.
(b)	This security or portion of this security is out on loan at June 30, 2012.
(c)	U.S. Dollar-denominated foreign security.
(d)	Defaulted security that is comprised of 0.08% of net assets.
(e)	7-Day Yield.
(f)	Non Income Producing.
(g)	Illiquid restricted security fair valued by Valuation Committee as delegated by the Rochdale Investment Trust Board of Trustees that is comprised of 2.13% of net assets.
(h)	Illiquid security fair valued by Valuation Committee as delegated by the Rochdale Investment Trust Board of Trustees that is comprised of 0.23% of net assets.
(i)	Liquid restricted security that is comprised of 0.42% of net assets.
(j)	Private placement.

The accompanying notes are an integral part of these financial statements.

ROCHDALE INTERMEDIATE FIXED INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS at June 30, 2012 (Unaudited), Continued

Summary of Fair Value Exposure

The Portfolio has adopted fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the period.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Trust has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Trust’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Portfolio’s investments as of June 30, 2012:

	Level 1	Level 2	Level 3	Total
Preferred Stocks
Closed End Funds	$—	$—	$250,000	$250,000
Financials	1,587,400	—	—	1,587,400
REITs	1,318,900	—	—	1,318,900
Telecommunication Services	1,326,400	—	—	1,326,400
Utilities	1,584,300	—	—	1,584,300

Total Preferred Stocks	5,817,000	—	250,000	6,067,000

Fixed Income
Corporate Bonds	—	81,585,263	—	81,585,263
Asset Backed Security	—	—	2,352,358	2,352,358
U.S. Government Agency Obligations	—	10,682,440	—	10,682,440
Foreign Government Note/Bonds	—	263,383	—	263,383

Total Fixed Income	—	92,531,086	2,352,358	94,883,444

Short Term Investments	95	7,543,995	—	7,544,090

Investments Purchased With Cash Proceeds From Securities Lending
Money Market Fund	10,999,458	—	—	10,999,458

Total Investments in Securities	$16,816,553	$100,075,081	$2,602,358	$119,493,992

There were no transfers into or out of Level 1, Level 2 and Level 3 fair value measurements during the reporting period, as compared to their classification from the most recent annual report.

The accompanying notes are an integral part of these financial statements.

ROCHDALE INTERMEDIATE FIXED INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS at June 30, 2012 (Unaudited), Continued

Summary of Fair Value Exposure, Continued

Level 3 Reconciliation Disclosure

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

Description	Investments in Securities
Balance as of December 31, 2011	$3,381,731
Accrued discounts/premiums	—
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	—
Purchases	—
Sales	(779,373)
Transfers in and/or out of Level 3 *	—

Balance as of June 30, 2012	$2,602,358

*	The information used in the above reconciliation represents fiscal year to date activity for any investments identified as using Level 3 inputs at either the beginning or end of the current fiscal period. Transfers in or out of Level 3 represents either the beginning value (for transfers in) or ending value (for transfers out) of any security or instrument where a change in the pricing level occurred from the beginning to the end of the period.

There were no net unrealized gains or losses relating to Level 3 investments still held at June 30, 2012.

The below chart represents quantitative disclosure about significant unobservable inputs for Level 3 fair value measurements:

	Fair Value at June 30, 2012	Valuation Techniques	Unobservable Inputs
Advent Claymore Convertable Security	$250,000	Market Quotations	Monthly Broker Quotes

BT SPE, LLC	2,352,358	Market Comparable	Cumulated Collections
			Cumulated Defaults
			Annualized Default Rate
			Cumulated Default Rate
			Pace of Collection
			Pace of Defaults
			Interest Rates

The accompanying notes are an integral part of these financial statements.

ROCHDALE FIXED INCOME OPPORTUNITIES PORTFOLIO

SCHEDULE OF INVESTMENTS at June 30, 2012 (Unaudited)

Principal Amount		Coupon Rate	Maturity Date	Value

CORPORATE BONDS: 62.3%
AEROSPACE/DEFENSE: 0.5%
$300,000	Altegrity Inc. (Acquired 09/29/2010 and 02/08/2011, Cost $98,498 and $212,923, respectively), Callable 05/01/2013 (c)(e)(f)(g)	11.750%	05/01/2016	$264,000
250,000	Mantech International Corp., Callable 04/15/2014	7.250%	04/15/2018	262,500
300,000	Sequa Corp. (Acquired 10/26/2011 and 10/31/2011, Cost $210,800 and $105,298, respectively), Callable 12/01/2012 (c)(e)(g)	11.750%	12/01/2015	316,500
950,000	Sequa Corp. (Acquired 10/24/2011 - 05/03/2012, Aggregate Cost $1,014,542), Callable 12/01/2012 (c)(e)(g)	13.500%	12/01/2015	1,007,000
1,125,000	Transdigm Inc., Callable 12/15/2014	7.750%	12/15/2018	1,234,688

				3,084,688

AUTOMOTIVE: 4.1%
950,000	Affinia Group Inc., Callable 11/30/2012	9.000%	11/30/2014	958,313
240,000	Affinia Group Inc. (Acquired 11/16/2009 and 12/07/2009, Cost $174,851 and $79,631, respectively), Callable 08/15/2012 (c)(e)(g)	10.750%	08/15/2016	260,100

The accompanying notes are an integral part of these financial statements.

ROCHDALE FIXED INCOME OPPORTUNITIES PORTFOLIO

SCHEDULE OF INVESTMENTS at June 30, 2012 (Unaudited), Continued

Principal Amount		Coupon Rate	Maturity Date	Value

AUTOMOTIVE, Continued
$650,000	Allison Transmission, Inc. (Acquired 04/27/2011 - 12/01/2011, Aggregate Cost $628,271), Callable 05/15/2015 (c)(e)(g)	7.125%	05/15/2019	$677,625
1,225,000	American Axle & Manufacturing Holdings, Inc.	7.750%	11/15/2019	1,295,437
500,000	ArvinMeritor Inc., Callable 03/15/2014	10.625%	03/15/2018	531,250
325,000	Chrysler Group LLC/CG Co-Issuer Inc., Callable 06/15/2015	8.000%	06/15/2019	333,938
1,225,000	Chrysler Group LLC/CG Co-Issuer Inc., Callable 06/15/2016	8.250%	06/15/2021	1,258,687
350,000	Cooper-Standard Automotive, Callable 05/01/2014	8.500%	05/01/2018	377,563
1,400,000	Exide Technologies, Callable 02/01/2015	8.625%	02/01/2018	1,104,250
300,000	Ford Motor Credit Co. LLC	2.750%	05/15/2015	302,434
900,000	Ford Motor Credit Co. LLC	3.875%	01/15/2015	926,833
1,425,000	Ford Motor Credit Co. LLC	4.250%	02/03/2017	1,493,724
900,000	Ford Motor Credit Co. LLC	5.000%	05/15/2018	955,694
350,000	Ford Motor Credit Co. LLC	5.875%	08/02/2021	389,378
225,000	Ford Motor Credit Co. LLC	6.625%	08/15/2017	255,932
450,000	Ford Motor Credit Co. LLC	7.500%	08/01/2012	451,774
800,000	Ford Motor Credit Co. LLC	8.000%	06/01/2014	887,436
475,000	Ford Motor Credit Co. LLC	8.000%	12/15/2016	561,809
525,000	IDQ Holdings Inc. (Acquired 03/20/2012 - 06/11/2012, Aggregate Cost $525,865), Callable 10/01/2014 (c)(e)(g)	11.500%	04/01/2017	546,000
1,250,000	International Automotive Components Group SL (Acquired 05/26/2011 - 06/13/2012, Aggregate Cost $1,201,456), Callable 06/01/2015 (b)(c)(e)(g)	9.125%	06/01/2018	1,140,624
50,000	Jaguar Land Rover PLC (Acquired 05/12/2011, Cost $50,000), Callable 05/15/2014 (b)(c)(e)(g)	7.750%	05/15/2018	51,500
1,250,000	Jaguar Land Rover PLC (Acquired 05/12/2011 - 03/27/2012, Aggregate Cost $1,222,851), Callable 05/15/2016 (b)(c)(e)(g)	8.125%	05/15/2021	1,290,624
350,000	Lear Corp., Callable 03/15/2014	7.875%	03/15/2018	386,313
292,000	Navistar International Corp., Callable 11/01/2014	8.250%	11/01/2021	279,955
975,000	Pittsburgh Glass Works, LLC (Acquired 04/08/2011 - 01/18/2012, Aggregate Cost $967,782), Callable 04/15/2013 (c)(e)(g)	8.500%	04/15/2016	897,000

The accompanying notes are an integral part of these financial statements.

ROCHDALE FIXED INCOME OPPORTUNITIES PORTFOLIO

SCHEDULE OF INVESTMENTS at June 30, 2012 (Unaudited), Continued

Principal Amount		Coupon Rate	Maturity Date	Value

AUTOMOTIVE, Continued
$400,000	Schaeffler Finance BV (Acquired 02/02/2012 and 02/21/2012, Cost $197,962 and $209,870, respectively) (b)(c)(e)(g)	7.750%	02/15/2017	$417,000
1,150,000	Schaeffler Finance BV (Acquired 02/06/2012 - 04/04/2012, Aggregate Cost $1,222,696), Callable 02/15/2015 (b)(c)(e)(g)	8.500%	02/15/2019	1,227,625
550,000	Stoneridge, Inc. (Acquired 09/24/2010 - 06/11/2012, Aggregate Cost $564,753), Callable 10/15/2014 (c)(e)(g)	9.500%	10/15/2017	564,438
275,000	Tenneco Inc., Callable 12/15/2015	6.875%	12/15/2020	297,000
50,000	Tenneco Inc., Callable 08/15/2014	7.750%	08/15/2018	54,250
1,100,000	Tomkins LLC / Tomkins Inc., Callable 10/01/2014	9.000%	10/01/2018	1,223,750
750,000	Tower Automotive, Inc. (Acquired 08/13/2010 - 06/28/2012, Aggregate Cost $788,483), Callable 09/01/2014 (c)(e)(g)	10.625%	09/01/2017	795,000
1,650,000	UCI International, Inc., Callable 02/15/2015	8.625%	02/15/2019	1,660,312

				23,853,568

BUILDING MATERIALS: 1.6%
600,000	Anixter Inc.	5.625%	05/01/2019	619,500
400,000	Associated Materials LLC, Callable 11/01/2013	9.125%	11/01/2017	357,000
575,000	Building Materials Corp. (Acquired 04/26/2011 - 05/01/2012, Aggregate Cost $586,171), Callable 05/01/2016 (c)(e)(g)	6.750%	05/01/2021	615,250
100,000	Building Materials Corp. (Acquired 03/09/2010, Cost $99,135), Callable 03/15/2015 (c)(e)(g)	7.500%	03/15/2020	108,500
775,000	Interline Brands, Inc., Callable 11/15/2013	7.000%	11/15/2018	806,000
1,075,000	Masonite International Corp. (Acquired 04/08/2011 - 03/06/2012, Aggregate Cost $1,088,909), Callable 04/15/2015 (b)(c)(e)(g)	8.250%	04/15/2021	1,107,250
825,000	Norcraft Holdings, Callable 12/15/2012	10.500%	12/15/2015	816,750
1,125,000	Nortek Inc., Callable 04/15/2016	8.500%	04/15/2021	1,099,688
525,000	Nortek Inc., Callable 12/01/2014	10.000%	12/01/2018	551,250
1,275,000	Ply Gem Industries, Inc., Callable 02/15/2014	8.250%	02/15/2018	1,249,500
1,275,000	Rexel SA (Acquired 03/21/2012 - 05/02/2012, Aggregate Cost $1,283,601), Callable 12/15/2015 (b)(c)(e)(g)	6.125%	12/15/2019	1,284,562

The accompanying notes are an integral part of these financial statements.

ROCHDALE FIXED INCOME OPPORTUNITIES PORTFOLIO

SCHEDULE OF INVESTMENTS at June 30, 2012 (Unaudited), Continued

Principal Amount		Coupon Rate	Maturity Date	Value

BUILDING MATERIALS, Continued
$625,000	Roofing Supply Group LLC/ Roofing Supply Finance Inc. (Acquired 05/24/2012, Cost $625,000), Callable 06/01/2015 (c)(e)(g)	10.000%	06/01/2020	$653,125

				9,268,375

CHEMICALS: 1.5%
250,000	Compass Minerals International, Inc., Callable 06/01/2014	8.000%	06/01/2019	267,813
1,275,000	Ferro Corp., Callable 08/15/2014	7.875%	08/15/2018	1,243,124
725,000	Hexion U.S. Finance Corp./ Hexion Nova Scotia, Callable 02/01/2014	8.875%	02/01/2018	739,500
675,000	Hexion U.S. Finance Corp./ Hexion Nova Scotia, Callable 11/15/2015	9.000%	11/15/2020	582,188
725,000	Huntsman International LLC	5.500%	06/30/2016	724,999
150,000	Huntsman International LLC, Callable 03/15/2015	8.625%	03/15/2020	168,375
500,000	Huntsman International LLC, Callable 09/15/2015	8.625%	03/15/2021	563,750
625,000	Koppers Inc., Callable 12/01/2014	7.875%	12/01/2019	673,437
625,000	Momentive Performance Materials Inc., Callable 01/15/2016	9.000%	01/15/2021	473,438
750,000	Momentive Performance Materials Inc. (Acquired 05/17/2012, Cost $750,000), Callable 10/15/2015 (c)(e)(g)	10.000%	10/15/2020	751,875
975,000	OMNOVA Solutions Inc., Callable 11/01/2014	7.875%	11/01/2018	977,437
757,000	Oxea Finance (Acquired 07/09/2010 - 05/01/2012, Aggregate Cost $778,842), Callable 07/15/2013 (b)(c)(e)(g)	9.500%	07/15/2017	804,313
100,000	Solutia, Inc., Callable 03/15/2015	7.875%	03/15/2020	117,000
450,000	Solutia, Inc., Callable 11/01/2013	8.750%	11/01/2017	505,688

				8,592,937

CONSTRUCTION MACHINERY: 0.4%
250,000	RSC Equipment Rental Inc., Callable 02/01/2016	8.250%	02/01/2021	266,250
100,000	RSC Equipment Rental Inc., Callable 11/15/2014	10.250%	11/15/2019	112,500
875,000	United Rentals North America, Callable 09/15/2015	8.375%	09/15/2020	920,937
300,000	UR Financing Escrow Corp. (Acquired 02/24/2012, Cost $300,000), Callable 07/15/2015 (c)(e)(g)	5.750%	07/15/2018	312,000
400,000	UR Financing Escrow Corp. (Acquired 02/24/2012 and 04/26/2012, Cost $300,000 and $105,410, respectively), Callable 05/15/2016 (c)(e)(g)	7.375%	05/15/2020	418,000

The accompanying notes are an integral part of these financial statements.

ROCHDALE FIXED INCOME OPPORTUNITIES PORTFOLIO

SCHEDULE OF INVESTMENTS at June 30, 2012 (Unaudited), Continued

Principal Amount		Coupon Rate	Maturity Date	Value

CONSTRUCTION MACHINERY, Continued
$300,000	UR Financing Escrow Corp. (Acquired 02/24/2012, Cost $300,000), Callable 04/15/2017 (c)(e)(g)	7.625%	04/15/2022	$314,250

				2,343,937

CONSUMER PRODUCTS: 2.1%
1,025,000	Freedom Group, Inc. (Acquired 04/12/2012 - 04/30/2012, Aggregate Cost $1,047,889), Callable 05/01/2015 (c)(e)(g)	7.875%	05/01/2020	1,068,563
500,000	Grupo Famsa S.A.B de C.V., Callable 07/20/2013 (b)	11.000%	07/20/2015	497,500
950,000	Jarden Corp.	7.500%	05/01/2017	1,064,000
200,000	Jarden Corp., Callable 05/01/2013	8.000%	05/01/2016	218,000
1,200,000	Libbey Glass Inc. (Acquired 05/11/2012 and 05/14/2012, Cost $909,450 and $303,706, respectively), Callable 05/15/2015 (c)(e)(g)	6.875%	05/15/2020	1,233,000
300,000	Prestige Brands, Inc. (Acquired 01/24/2012 and 01/26/2012, Cost $100,000 and $208,134, respectively), Callable 02/01/2016 (c)(e)(g)	8.125%	02/01/2020	329,250
775,000	Prestige Brands, Inc., Callable 04/01/2014	8.250%	04/01/2018	848,625
250,000	Scotts Miracle-Gro Co./The, Callable 12/15/2015	6.625%	12/15/2020	268,125
1,325,000	Sealy Mattress Co.	8.250%	06/15/2014	1,308,437
154,000	Sealy Mattress Co. (Acquired 07/13/2009 and 09/03/2009, Cost $81,900 and $78,755, respectively), Callable 04/15/2013 (c)(e)(g)	10.875%	04/15/2016	167,092
475,000	ServiceMaster Co./The	7.100%	03/01/2018	442,938
150,000	ServiceMaster Co./The	7.450%	08/15/2027	124,500
800,000	ServiceMaster Co./The, Callable 02/15/2015	8.000%	02/15/2020	871,000
1,100,000	Simmons Bedding Co. (Acquired 02/02/2010 - 06/04/2012, Aggregate Cost $1,146,733), Callable 01/20/2013 (c)(e)(g)	11.250%	07/15/2015	1,138,511
1,000,000	Spectrum Brands Inc. (Acquired 03/15/2012 and 05/02/2012, Cost $775,000 and $233,872, respectively), Callable 03/15/2015 (c)(e)(g)	6.750%	03/15/2020	1,032,500
225,000	Spectrum Brands Inc., Callable 06/15/2014	9.500%	06/15/2018	254,250

The accompanying notes are an integral part of these financial statements.

ROCHDALE FIXED INCOME OPPORTUNITIES PORTFOLIO

SCHEDULE OF INVESTMENTS at June 30, 2012 (Unaudited), Continued

Principal Amount		Coupon Rate		Maturity Date	Value

CONSUMER PRODUCTS, Continued
$250,000	Spectrum Brands Inc. (Acquired 11/02/2011, Cost $269,644), Callable 06/15/2014 (c)(e)(g)	9.500%		06/15/2018	$282,500
1,000,000	Visant Corp., Callable 10/01/2013	10.000%		10/01/2017	992,500

					12,141,291

DIVERSIFIED MANUFACTURING/OPERATIONS: 0.5%
500,000	Dubai Holding Commercial Operations Ltd. (b)	4.750%		01/30/2014	590,041
1,200,000	Dubai Holding Commercial Operations Ltd. (b)	6.000%		02/01/2017	1,564,580
3,500,000	TID Global Sukuk I Ltd. (b)(j)	2.210%	(a)	03/20/2012	490,000

					2,644,621

ENERGY: 6.5%
900,000	Alliance Oil Co. Ltd. (b)	7.250%		07/16/2014	867,150
1,000,000	Altus Capital Pte Ltd., Callable 02/10/2013 (b)	12.875%		02/10/2015	1,032,141
650,000	ATP Oil & Gas Corp., Callable 05/01/2013	11.875%		05/01/2015	302,250
525,000	Basic Energy Services, Callable 04/15/2013	7.125%		04/15/2016	518,438
600,000	Basic Energy Services, Callable 02/15/2015	7.750%		02/15/2019	576,000
700,000	Berry Petroleum Co., Callable 03/15/2017	6.375%		09/15/2022	722,750
75,000	Berry Petroleum Co., Callable 11/01/2015	6.750%		11/01/2020	78,375
475,000	Chaparral Energy, Inc. (Acquired 04/18/2012 and 05/03/2012, Cost $450,000 and $25,805, respectively), Callable 04/15/2017 (c)(e)(g)	7.625%		11/15/2022	484,500
925,000	Chaparral Energy, Inc., Callable 10/01/2015	9.875%		10/01/2020	1,027,906
1,675,000	Chesapeake Energy Corp., Callable 11/15/2012	6.775%		03/15/2019	1,633,124
100,000	Chesapeake Energy Corp., Callable 08/15/2013	6.875%		08/15/2018	99,500
575,000	Chesapeake Midstream Partners, Callable 01/15/2017	6.125%		07/15/2022	563,500
650,000	Chesapeake Oilfield Services Co. (Acquired 10/25/2011 - 06/21/2012, Aggregate Cost $627,016), Callable 11/15/2015 (c)(e)(g)	6.625%		11/15/2019	585,000
950,000	Cie Generale de Geophysique, Callable 06/01/2016 (b)	6.500%		06/01/2021	950,000
200,000	Cie Generale de Geophysique, Callable 05/15/2013 (b)	7.750%		05/15/2017	207,000
75,000	Cie Generale de Geophysique, Callable 05/15/2013 (b)	9.500%		05/15/2016	81,938

The accompanying notes are an integral part of these financial statements.

ROCHDALE FIXED INCOME OPPORTUNITIES PORTFOLIO

SCHEDULE OF INVESTMENTS at June 30, 2012 (Unaudited), Continued

Principal Amount		Coupon Rate	Maturity Date	Value

ENERGY, Continued
$500,000	Coffeyville Resources (Acquired 03/25/2010 - 01/28/2011, Aggregate Cost $511,095), Callable 04/01/2013 (c)(e)(g)	10.875%	04/01/2017	$557,500
400,000	Comstock Resources, Inc., Callable 04/01/2015	7.750%	04/01/2019	368,000
1,125,000	Comstock Resources, Inc., Callable 06/15/2016	9.500%	06/15/2020	1,108,125
250,000	Concho Resources Inc., Callable 01/15/2016	7.000%	01/15/2021	267,500
800,000	Copano Energy LLC/Copano Energy Finance Co., Callable 04/01/2016	7.125%	04/01/2021	824,000
75,000	Denbury Resources Inc., Callable 08/15/2016	6.375%	08/15/2021	78,000
375,000	Denbury Resources Inc., Callable 02/15/2015	8.250%	02/15/2020	410,625
75,000	Denbury Resources Inc., Callable 03/01/2013	9.750%	03/01/2016	82,406
200,000	Energy XXI Gulf Coast, Inc., Callable 06/15/2015	7.750%	06/15/2019	202,000
875,000	Energy XXI Gulf Coast, Inc., Callable 12/15/2014	9.250%	12/15/2017	936,250
225,000	EP Energy LLC (Acquired 04/10/2012, Cost $225,000), Callable 05/01/2015 (c)(e)(g)	6.875%	05/01/2019	235,125
1,025,000	EP Energy LLC (Acquired 04/10/2012 and 05/10/2012, Cost $925,000 and $106,181, respectively), Callable 05/01/2016 (c)(e)(g)	9.375%	05/01/2020	1,062,156
325,000	EXCO Resources, Inc., Callable 09/15/2014	7.500%	09/15/2018	281,125
875,000	Forbes Energy Services Ltd., Callable 06/15/2015	9.000%	06/15/2019	826,875
1,375,000	Forest Oil Corp., Callable 06/15/2013	7.250%	06/15/2019	1,261,563
1,000,000	Georgian Oil & Gas Corp. (b)	6.875%	05/16/2017	978,000
325,000	Halcon Resources Corp. (Acquired 06/29/2012, Cost $320,600), Callable 07/15/2016 (c)(e)(g)	9.750%	07/15/2020	325,000
175,000	Laredo Petroleum Inc. (Acquired 04/24/2012, Cost $175,000), Callable 05/01/2017 (c)(e)(g)	7.375%	05/01/2022	182,000
325,000	Linn Energy LLC/Finance Corp., Callable 09/15/2015	7.750%	02/01/2021	339,625
900,000	Linn Energy LLC/Finance Corp., Callable 04/15/2015	8.625%	04/15/2020	969,750
200,000	Lone Pine Resources Canada Ltd. (Acquired 02/09/2012, Cost $197,325), Callable 02/15/2015 (b)(c)(e)(g)	10.375%	02/15/2017	188,500

The accompanying notes are an integral part of these financial statements.

ROCHDALE FIXED INCOME OPPORTUNITIES PORTFOLIO

SCHEDULE OF INVESTMENTS at June 30, 2012 (Unaudited), Continued

Principal Amount		Coupon Rate		Maturity Date	Value

ENERGY, Continued
$1,000,000	MIE Holdings Corp., Callable 05/12/2014 (b)	9.750%		05/12/2016	$967,500
875,000	Newfield Exploration Co.	5.625%		07/01/2024	894,688
850,000	Oasis Petroleum, Inc., Callable 11/01/2016	6.500%		11/01/2021	841,500
600,000	Oasis Petroleum, Inc., Callable 07/15/2017	6.875%		01/15/2023	602,250
1,500,000	OSX-3 Leasing BV, Callable 06/20/2013 (b)	9.250%		03/20/2015	1,497,750
1,500,000	Panoro Energy ASA, Callable 11/15/2014 (b)(g)	12.000%		11/15/2018	1,541,250
1,075,000	Penn Virginia Resource Partners LP (Acquired 05/11/2012 and 06/18/2012, Cost $930,353 and $151,498, respectively), Callable 06/01/2016 (c)(e)(g)	8.375%		06/01/2020	1,091,125
875,000	PHI, Inc., Callable 10/15/2014	8.625%		10/15/2018	883,750
575,000	Plains Exploration & Production Co., Callable 06/15/2016	6.125%		06/15/2019	577,875
675,000	Plains Exploration & Production Co., Callable 02/01/2017	6.750%		02/01/2022	688,500
500,000	Range Resources Corp., Callable 02/15/2017	5.000%		08/15/2022	493,750
1,250,000	Sandridge Energy, Inc. (Acquired 04/02/2012 - 06/19/2012, Aggregate Cost $1,257,081), Callable 04/15/2017 (c)(e)(g)	8.125%		10/15/2022	1,262,499
1,000,000	Sea Trucks Group (b)	11.000%	(a)	01/31/2015	920,000
150,000	SESI, LLC, Callable 05/01/2015	6.375%		05/01/2019	157,125
700,000	SESI, LLC (Acquired 11/21/2011 and 12/02/2011, Cost $500,000 and $205,523, respectively), Callable 12/15/2016 (c)(e)(g)	7.125%		12/15/2021	761,250
50,000	SM Energy Co., Callable 11/15/2016	6.500%		11/15/2021	50,875
975,000	Vanguard Natural Resources/Vanguard Natural Resources Finance, Callable 04/01/2016	7.875%		04/01/2020	975,000
725,000	W&T Offshore, Inc., Callable 06/15/2015	8.500%		06/15/2019	748,563
1,000,000	Zhaikmunai LLP, Callable 10/19/2013 (b)	10.500%		10/19/2015	992,500

					37,161,447

ENTERTAINMENT: 0.4%
625,000	Cedar Fair LP, Callable 08/01/2014	9.125%		08/01/2018	693,750
375,000	Cinemark USA Inc., Callable 06/15/2016	7.375%		06/15/2021	406,875

The accompanying notes are an integral part of these financial statements.

ROCHDALE FIXED INCOME OPPORTUNITIES PORTFOLIO

SCHEDULE OF INVESTMENTS at June 30, 2012 (Unaudited), Continued

Principal Amount		Coupon Rate		Maturity Date	Value

ENTERTAINMENT, Continued
$500,000	Cinemark USA Inc., Callable 06/15/2014	8.625%		06/15/2019	$553,750
475,000	Regal Cinemas Corp., Callable 07/15/2014	8.625%		07/15/2019	523,688

					2,178,063

FINANCIAL INSTITUTIONS/SERVICES: 6.2%
475,000	Ally Financial Inc.	4.500%		02/11/2014	481,531
1,075,000	Ally Financial Inc.	5.500%		02/15/2017	1,091,922
775,000	Ally Financial Inc.	6.250%		12/01/2017	816,316
850,000	Ally Financial Inc.	7.500%		09/15/2020	955,188
575,000	Ally Financial Inc.	8.000%		03/15/2020	661,250
1,575,000	Ally Financial Inc.	8.300%		02/12/2015	1,716,750
3,000,000	Astana Finance USD (b)(f)(j)	9.000%		11/16/2011	247,500
1,000,000	Banco BMG (b)	8.000%		04/15/2018	875,000
1,000,000	Banco Curzeiro Do Sul SA (b)	8.250%		01/20/2016	510,000
901,842	Bank Nadra (b)	8.000%	(a)	06/22/2017	450,470
1,500,000	CB Rencap (Ren Consumer) (b)	13.000%		04/01/2013	1,531,875
325,000	CIT Group, Inc. (Acquired 03/23/2011, Cost $325,000) (c)(e)(g)	6.625%		04/01/2018	350,188
325,000	CIT Group, Inc. (NJ) (Acquired 02/02/2012, Cost $325,000) (c)(e)(g)	4.750%		02/15/2015	332,719
575,000	CIT Group, Inc. (NJ)	5.000%		05/15/2017	592,250
1,500,000	CIT Group, Inc. (NJ)	5.250%		03/15/2018	1,548,750
225,000	CIT Group, Inc. (NJ)	5.375%		05/15/2020	229,500
1,602,828	CIT Group, Inc. (NJ) (Acquired 08/03/2011 - 01/18/2012, Aggregate Cost $1,591,001) (c)(e)(g)	7.000%		05/02/2017	1,605,833
1,000,000	Egidaco Investments Ltd., Callable 12/29/2012 (b)	12.750%		12/29/2013	143,839
1,500,000	First Ukrainian International Bank (b)	11.000%		12/31/2014	1,387,200
250,000	International Lease Finance Corp.	4.875%		04/01/2015	251,237
725,000	International Lease Finance Corp.	6.250%		05/15/2019	738,593
200,000	International Lease Finance Corp.	8.250%		12/15/2020	229,035
225,000	International Lease Finance Corp.	8.625%		09/15/2015	248,625
1,875,000	International Lease Finance Corp.	8.750%		03/15/2017	2,104,687
475,000	International Lease Finance Corp.	8.875%		09/01/2017	535,563
2,000,000	JSC Halyk Bank (b)	7.750%		05/13/2013	2,023,560
900,000	MBIA Inc.	5.700%		12/01/2034	553,500
500,000	Neuberger Berman Group/Finance (Acquired 03/12/2012 and 03/29/2012, Cost $225,000 and $278,357, respectively), Callable 03/15/2015 (c)(e)(g)	5.625%		03/15/2020	521,250
400,000	Neuberger Berman Group/Finance (Acquired 03/12/2012 and 05/08/2012, Cost $300,000 and $103,465), Callable 03/15/2017 (c)(e)(g)	5.875%		03/15/2022	418,000
1,000,000	Nomos Bank (b)	10.000%		04/26/2019	986,250
2,300,000	Nuveen Investments Inc., Callable 11/15/2012	10.500%		11/15/2015	2,334,499

The accompanying notes are an integral part of these financial statements.

ROCHDALE FIXED INCOME OPPORTUNITIES PORTFOLIO

SCHEDULE OF INVESTMENTS at June 30, 2012 (Unaudited), Continued

Principal Amount		Coupon Rate		Maturity Date	Value

FINANCIAL INSTITUTIONS/SERVICES, Continued
$1,000,000	Oschadbank (b)	8.250%		03/10/2016	$845,000
5,000,000	PSB Finance (Promsvyaz Bank) (b)	8.500%		04/25/2017	4,843,749
3,000,000	Tamweel (b)	4.310%		01/23/2013	2,980,500
500,000	Turkiye Vakiflar Bankasi T.A.O., Callable 01/15/2014 (b)	5.750%		04/24/2017	505,750

					35,647,879

FOOD & BEVERAGE: 3.1%
675,000	Aramark Corp.	3.966%	(a)	02/01/2015	669,938
725,000	Aramark Corp., Callable 02/01/2013	8.500%		02/01/2015	742,226
1,100,000	Aramark Corp. (Acquired 04/04/2011 - 05/17/2012, Aggregate Cost $1,112,531), Callable 05/01/2013 (c)(e)(g)	8.625%		05/01/2016	1,126,136
1,000,000	Avangardo Investments (b)	10.000%		10/29/2015	773,350
575,000	B & G Foods Inc., Callable 01/15/2014	7.625%		01/15/2018	618,125
975,000	Constellation Brands, Inc.	6.000%		05/01/2022	1,048,125
275,000	Darling International Inc., Callable 12/15/2014	8.500%		12/15/2018	308,688
600,000	Dean Foods Co.	7.000%		06/01/2016	637,500
1,650,000	Dean Foods Co., Callable 12/15/2014	9.750%		12/15/2018	1,839,750
1,925,000	Del Monte Foods Co., Callable 02/15/2014	7.625%		02/15/2019	1,941,843
1,000,000	Fufeng Group Ltd., Callable 04/13/2014 (b)	7.625%		04/13/2016	855,000
1,000,000	MHPSA Ukraine (b)	10.250%		04/29/2015	963,760
2,050,000	Michael Foods Inc., Callable 07/15/2014	9.750%		07/15/2018	2,249,875
700,000	Pinnacle Foods Finance LLC, Callable 09/01/2013	8.250%		09/01/2017	740,250
425,000	Pinnacle Foods Finance LLC, Callable 04/01/2013	9.250%		04/01/2015	436,688
875,000	Smithfield Foods, Inc.	7.750%		07/01/2017	967,969
1,750,000	U.S. Foodservice, Inc. (Acquired 05/06/2011 - 06/28/2012, Aggregate Cost $1,745,330), Callable 06/30/2014 (c)(e)(g)	8.500%		06/30/2019	1,776,250

					17,695,473

GAMING: 2.4%
950,000	Affinity Gaming LLC/Finance (Acquired 05/04/2012, Cost $350,000), Callable 05/15/2015 (c)(e)(g)	9.000%		05/15/2018	950,000
852,000	American Casino & Entertainment, Callable 06/15/2013	11.000%		06/15/2014	894,600
725,000	Ameristar Casinos, Inc., Callable 04/15/2015	7.500%		04/15/2021	775,750

The accompanying notes are an integral part of these financial statements.

ROCHDALE FIXED INCOME OPPORTUNITIES PORTFOLIO

SCHEDULE OF INVESTMENTS at June 30, 2012 (Unaudited), Continued

Principal Amount		Coupon Rate	Maturity Date	Value

GAMING, Continued
$550,000	Caesars Entertainment (Acquired 02/09/2012 and 04/26/2012, Cost $275,000 and $284,843, respectively), Callable 02/15/2016 (c)(e)(g)	8.500%	02/15/2020	$554,125
550,000	Chester Downs & Marina (Acquired 01/27/2012 - 02/01/2012, Aggregate Cost $559,878), Callable 02/01/2016 (c)(e)(g)	9.250%	02/01/2020	573,375
775,000	Great Canadian Gaming Corp. (Acquired 07/08/2009 - 04/12/2011, Aggregate Cost $764,464), Callable 02/15/2013 (b)(c)(e)(g)	7.250%	02/15/2015	785,656
1,350,000	Harrahs Entertainment Inc., Callable 06/01/2013	11.250%	06/01/2017	1,473,187
975,000	Jacobs Entertainment, Inc.	9.750%	06/15/2014	967,688
825,000	MGM Mirage Inc.	7.500%	06/01/2016	853,875
775,000	MGM Mirage Inc.	7.750%	03/15/2022	800,188
1,000,000	MGM Mirage Inc. (Acquired 01/11/2012, Cost $1,000,000) (c)(e)(g)	8.625%	02/01/2019	1,070,000
250,000	MGM Mirage Inc., Callable 05/15/2013	11.125%	11/15/2017	280,625
700,000	Peninsula Gaming LLC, Callable 08/15/2013	10.750%	08/15/2017	798,000
350,000	Penn National Gaming Inc., Callable 08/15/2014	8.750%	08/15/2019	387,625
600,000	Rivers Pittsburgh LP/Finance (Acquired 05/30/2012 - 06/12/2012, Aggregate Cost $609,576), Callable 06/15/2015 (c)(e)(g)	9.500%	06/15/2019	623,250
450,000	Seminole Indian Tribe of Florida (Acquired 11/03/2009 - 06/01/2012, Aggregate Cost $471,710), Callable 10/01/2013 (c)(e)(g)	7.750%	10/01/2017	490,500
785,000	Seminole Indian Tribe of Florida (Acquired 11/19/2009 and 01/05/2012, Cost $241,491 and $507,425, respectively), Callable 10/01/2018 (c)(e)(g)	7.804%	10/01/2020	778,414
850,000	Sugarhouse HSP Gaming Prop Mezz LP/Sugarhouse HSP Gaming Finance Corp. (Acquired 04/12/2011 - 12/22/2011, Aggregate Cost $867,934), Callable 10/15/2013 (c)(e)(g)	8.625%	04/15/2016	896,750

				13,953,608

HEALTH CARE: 5.1%
375,000	Alere Inc., Callable 02/01/2013	7.875%	02/01/2016	384,375
575,000	Alere Inc., Callable 05/15/2013	9.000%	05/15/2016	585,063

The accompanying notes are an integral part of these financial statements.

ROCHDALE FIXED INCOME OPPORTUNITIES PORTFOLIO

SCHEDULE OF INVESTMENTS at June 30, 2012 (Unaudited), Continued

Principal Amount		Coupon Rate	Maturity Date	Value

HEALTH CARE, Continued
$900,000	Bausch & Lomb Inc., Callable 11/01/2012	9.875%	11/01/2015	$940,500
1,975,000	Biomet Inc., Callable 10/15/2012	11.625%	10/15/2017	2,130,531
625,000	CRC Health Corp., Callable 02/01/2013 (f)	10.750%	02/01/2016	550,000
1,225,000	DJO Finance LLC, Callable 04/15/2014	7.750%	04/15/2018	1,010,625
300,000	DJO Finance LLC (Acquired 03/13/2012 and 05/04/2012, Cost $175,000 and $129,602, respectively), Callable 03/15/2015 (c)(e)(g)	8.750%	03/15/2018	306,000
150,000	DJO Finance LLC, Callable 10/15/2013	9.750%	10/15/2017	107,250
1,775,000	Emergency Medical Services Corp., Callable 06/01/2014	8.125%	06/01/2019	1,852,656
1,200,000	Grifols Inc., Callable 02/01/2014	8.250%	02/01/2018	1,287,000
1,850,000	HCA Holdings Inc., Callable 11/15/2015	7.750%	05/15/2021	1,984,125
400,000	HCA, Inc.	5.875%	03/15/2022	418,000
275,000	HCA, Inc.	6.500%	02/15/2020	298,031
3,250,000	HCA, Inc.	7.500%	02/15/2022	3,542,500
350,000	HCA, Inc., Callable 08/15/2014	7.875%	02/15/2020	388,500
1,150,000	Iasis Healthcare Corp., Callable 05/15/2014	8.375%	05/15/2019	1,138,500
450,000	inVentiv Health, Inc. (Acquired 06/30/2011, Cost $429,820), Callable 08/15/2014 (c)(e)(g)	10.000%	08/15/2018	387,000
1,100,000	Jaguar Holding Co. (Acquired 11/15/2011 - 01/03/2012, Aggregate Cost $1,124,271), Callable 12/01/2014 (c)(e)(g)	9.500%	12/01/2019	1,203,125
1,850,000	Multiplan, Inc. (Acquired 08/12/2010 - 05/17/2012, Aggregate Cost $1,932,727), Callable 09/01/2014 (c)(e)(g)	9.875%	09/01/2018	2,025,750
975,000	Omnicare Inc., Callable 06/01/2015	7.750%	06/01/2020	1,062,750
700,000	Physiotherapy Associates Holdings Inc. (Acquired 04/18/2012 and 04/27/2012, Cost $222,392 and $490,195), Callable 05/01/2015 (c)(e)(g)	11.875%	05/01/2019	708,750
775,000	PSS World Medical, Inc. (Acquired 02/16/2012 - 06/27/2012, Aggregate Cost $793,649), Callable 03/01/2017 (c)(e)(g)	6.375%	03/01/2022	794,375
1,050,000	United Surgical Partners (Acquired 03/20/2012 - 06/18/2012, Aggregate Cost $1,068,880), Callable 04/01/2015 (c)(e)(g)	9.000%	04/01/2020	1,113,000
1,175,000	Universal Hospital Services, Inc., Callable 06/01/2013	8.500%	06/01/2015	1,197,766
1,675,000	Vanguard Health Holdings LLC/ Inc., Callable 02/01/2014	8.000%	02/01/2018	1,712,688

The accompanying notes are an integral part of these financial statements.

ROCHDALE FIXED INCOME OPPORTUNITIES PORTFOLIO

SCHEDULE OF INVESTMENTS at June 30, 2012 (Unaudited), Continued

Principal Amount		Coupon Rate	Maturity Date	Value

HEALTH CARE, Continued
$1,467,187	VWR Funding Inc., Callable 07/15/2012	10.250%	07/15/2015	$1,511,203
575,000	Wolverine Healthcare Analytics, Inc. (Acquired 05/24/2012, Cost $571,234), Callable 06/01/2016 (c)(e)(g)	10.625%	06/01/2020	598,000

				29,238,063

INDUSTRIALS: 2.8%
300,000	American Tire Distributors Inc., Callable 06/01/2013	9.750%	06/01/2017	319,500
675,000	Amsted Industries (Acquired 03/12/2010 -06/26/2012, Aggregate Cost $713,456), Callable 03/15/2014 (c)(e)(g)	8.125%	03/15/2018	713,813
125,000	Atkore International Inc., Callable 01/01/2014	9.875%	01/01/2018	121,250
250,000	Belden Inc., Callable 06/15/2014	9.250%	06/15/2019	272,500
1,150,000	Cleaver-Brooks Inc. (Acquired 04/21/2010 - 06/22/2012, Aggregate Cost $1,183,808), Callable 05/01/2013 (c)(e)(g)	12.250%	05/01/2016	1,221,874
800,000	Dynacast International LLC (Acquired 07/12/2011 - 01/12/2012, Aggregate Cost $802,249), Callable 07/15/2015 (c)(e)(g)	9.250%	07/15/2019	830,000
500,000	Evraz Group S.A. (b)	7.400%	04/24/2017	490,090
500,000	General Cable Corp., Callable 04/01/2013	7.125%	04/01/2017	512,500
850,000	Hillman Group Inc., Callable 06/01/2014	10.875%	06/01/2018	898,875
275,000	International Wire Group (Acquired 04/20/2010 and 07/21/2010, Cost $247,595 and $25,084, respectively), Callable 10/15/2012 (c)(e)(g)	9.750%	04/15/2015	288,750
2,000,000	Interpipe Ukraine (b)	10.250%	08/02/2017	1,300,000
825,000	J.B. Poindexter & Co., Inc. (Acquired 03/23/2012 and 05/09/2012, Cost $775,000 and $51,490, respectively), Callable 04/01/2017 (c)(e)(g)	9.000%	04/01/2022	825,000
625,000	Knowledge Learning Center (Acquired 07/21/2009 - 05/24/2011, Aggregate Cost $618,300), Callable 02/01/2013 (c)(e)(g)	7.750%	02/01/2015	503,125
675,000	Maxim Crane Works LP (Acquired 03/31/2010 - 05/02/2012, Aggregate Cost $679,257), Callable 04/15/2013 (c)(e)(g)	12.250%	04/15/2015	664,875
1,000,000	Metalloinvest Finance Ltd. (b)	6.500%	07/21/2016	992,500

The accompanying notes are an integral part of these financial statements.

ROCHDALE FIXED INCOME OPPORTUNITIES PORTFOLIO

SCHEDULE OF INVESTMENTS at June 30, 2012 (Unaudited), Continued

Principal Amount		Coupon Rate	Maturity Date	Value

INDUSTRIALS, Continued
$575,000	Milacron LLC (Acquired 04/20/2012 - 05/22/2012, Aggregate Cost $579,385), Callable 05/15/2015 (c)(e)(g)	8.375%	05/15/2019	$569,250
200,000	MMI International Ltd. (Acquired 02/17/2012, Cost $200,000), Callable 03/01/2015 (b)(c)(e)(g)	8.000%	03/01/2017	206,000
925,000	Mueller Water Products Inc., Callable 06/01/2013	7.375%	06/01/2017	925,000
292,000	Mueller Water Products Inc., Callable 09/01/2015	8.750%	09/01/2020	324,120
1,050,000	RBS Global & Rexnord Corp., Callable 5/01/2014	8.500%	05/01/2018	1,139,250
325,000	SPX Corp.	7.625%	12/15/2014	357,500
275,000	Thermon Industries, Inc., Callable 05/01/2014	9.500%	05/01/2017	302,500
2,500,000	TMK Bonds SA (b)	5.250%	02/11/2015	2,451,250

				16,229,522

LODGING: 0.2%
200,000	Choice Hotels International, Inc.	5.750%	07/01/2022	209,116
675,000	Host Hotels & Resorts, LP, Callable 07/01/2021	6.000%	10/01/2021	740,813

				949,929

MATERIALS: 0.8%
1,000,000	African Minerals Ltd., Callable 02/24/2015 (b)	8.500%	02/10/2017	935,800
1,000,000	Carmen Copper Corp. (b)	6.500%	03/21/2017	892,599
700,000	London Mining Jersey Plc (b)	8.000%	02/15/2016	633,500
2,000,000	Vedanta Resources Jersey II Ltd. (b)	4.000%	03/30/2017	1,960,000

				4,421,899

MEDIA - CABLE: 0.9%
150,000	Cequel Communications Holdings (Acquired 01/13/2011 and 11/17/2011, Cost $102,402 and $51,490, respectively), Callable 11/15/2012 (c)(e)(g)	8.625%	11/15/2017	161,625
650,000	Charter Communications Holdings II, Callable 01/31/2017	6.625%	01/31/2022	695,500
500,000	Charter Communications Holdings II, Callable 01/15/2014	7.000%	01/15/2019	540,000
450,000	Charter Communications Holdings II, Callable 12/01/2015	7.375%	06/01/2020	494,438
400,000	Charter Communications Holdings II, Callable 04/30/2013	7.875%	04/30/2018	435,000
50,000	Charter Communications Holdings II, Callable 04/30/2015	8.125%	04/30/2020	55,750

The accompanying notes are an integral part of these financial statements.

ROCHDALE FIXED INCOME OPPORTUNITIES PORTFOLIO

SCHEDULE OF INVESTMENTS at June 30, 2012 (Unaudited), Continued

Principal Amount		Coupon Rate	Maturity Date	Value

MEDIA - CABLE, Continued
$375,000	DISH DBS Corp. (Acquired 05/07/2012, Cost $375,000) (c)(e)(g)	4.625%	07/15/2017	$375,469
1,225,000	DISH DBS Corp. (Acquired 05/07/2012 - 06/27/2012, Aggregate Cost $1,229,438) (c)(e)(g)	5.875%	07/15/2022	1,237,249
1,000,000	Virgin Media Finance Plc (b)	5.250%	02/15/2022	1,022,500

				5,017,531

MEDIA - NON-CABLE: 3.2%
1,275,000	Clear Channel Communications, Inc., Callable 03/01/2016	9.000%	03/01/2021	1,109,250
1,475,000	Clear Channel Worldwide (Acquired 02/29/2012, Cost $1,475,000), Callable 03/15/2015 (c)(e)(g)	7.625%	03/15/2020	1,438,312
625,000	Clear Channel Worldwide, Callable 12/15/2012	9.250%	12/15/2017	681,125
1,525,000	Crown Media Holdings, Inc., Callable 07/15/2015	10.500%	07/15/2019	1,646,999
975,000	Cumulus Media, Inc., Callable 05/01/2015	7.750%	05/01/2019	918,937
900,000	Entercom Radio, LLC, Callable 12/01/2015	10.500%	12/01/2019	967,500
790,000	Entravision Communications Corp., Callable 08/01/2013	8.750%	08/01/2017	837,400
550,000	Fox Acquisition Sub LLC (Acquired 07/29/2009 - 04/19/2011, Aggregate Cost $500,647), Callable 07/15/2012 (c)(e)(g)	13.375%	07/15/2016	588,500
325,000	Intelsat Bermuda Ltd., Callable 02/15/2013 (b)	11.500%	02/04/2017	335,563
350,000	Intelsat Jackson Holdings, Callable 04/01/2015 (b)	7.250%	04/01/2019	367,500
900,000	Intelsat Jackson Holdings (Acquired 04/12/2012, Cost $915,511), Callable 10/15/2015 (b)(c)(e)(g)	7.250%	10/15/2020	945,000
275,000	Intelsat Jackson Holdings, Callable 04/01/2016 (b)	7.500%	04/01/2021	290,813
475,000	Intelsat Jackson Holdings, Callable 11/01/2014 (b)	8.500%	11/01/2019	526,063
884,000	Intelsat Jackson Holdings, Callable 06/15/2013 (b)	11.250%	06/15/2016	925,990
200,000	Lamar Media Corp. (Acquired 01/26/2012, Cost $200,000), Callable 02/01/2017 (c)(e)(g)	5.875%	02/01/2022	205,000
350,000	Lamar Media Corp., Callable 04/15/2014	7.875%	04/15/2018	385,000
275,000	Nexstar Broadcasting Group, Inc., Callable 04/15/2014	8.875%	04/15/2017	290,469

The accompanying notes are an integral part of these financial statements.

ROCHDALE FIXED INCOME OPPORTUNITIES PORTFOLIO

SCHEDULE OF INVESTMENTS at June 30, 2012 (Unaudited), Continued

Principal Amount		Coupon Rate	Maturity Date	Value

MEDIA - NON-CABLE, Continued
$43,000	Nexstar Broadcasting Inc.	7.000%	01/15/2014	$42,409
700,000	Nielsen Finance LLC, Callable 10/15/2014	7.750%	10/15/2018	775,250
325,000	Proquest LLC (Acquired 09/16/2010 - 10/04/2010, Aggregate Cost $326,944), Callable 10/15/2014 (c)(e)(g)	9.000%	10/15/2018	289,250
175,000	Quebecor Media, Inc., Callable 03/15/2013 (b)	7.750%	03/15/2016	179,813
675,000	Rainbow Media Holdings LLC (Acquired 06/22/2011 - 11/29/2011, Aggregate Cost $699,406), Callable 07/15/2016 (c)(e)(g)	7.750%	07/15/2021	744,188
435,000	SGS International Inc.	12.000%	12/15/2013	435,000
1,450,000	SSI Investments II/Co. LLC, Callable 06/01/2014	11.125%	06/01/2018	1,627,625
825,000	Townsquare Radio LLC/Inc. (Acquired 03/30/2012, Cost $819,500), Callable 04/01/2015 (c)(e)(g)	9.000%	04/01/2019	862,125
1,200,000	XM Satellite Radio Inc. (Acquired 10/13/2010 - 03/13/2012, Aggregate Cost $1,233,111), Callable 11/01/2014 (c)(e)(g)	7.625%	11/01/2018	1,289,999

				18,705,080

PACKAGING: 2.2%
200,000	Ardagh Packaging Finance Plc (Acquired 01/19/2012, Cost $192,833), Callable 10/15/2015 (b)(c)(e)(g)	9.125%	10/15/2020	210,000
1,325,000	Ardagh Packaging Finance Plc (Acquired 09/30/2010 - 05/24/2012, Aggregate Cost $1,378,890), Callable 10/15/2015 (b)(c)(e)(g)	9.125%	10/15/2020	1,404,500
500,000	Ball Corp.	5.000%	03/15/2022	520,000
300,000	Berry Plastics Corp., Callable 05/15/2014	9.500%	05/15/2018	319,500
425,000	Bway Holding Co., Callable 06/15/2014	10.000%	06/15/2018	467,500
850,511	Bway Parent Co. Inc., Callable 11/01/2012	10.125%	11/01/2015	863,269
400,000	Greif Inc.	7.750%	08/01/2019	456,000
950,000	Packaging Dynamics Corp. (Acquired 01/25/2011 - 04/30/2012, Aggregate Cost $974,608), Callable 02/01/2013 (c)(e)(g)	8.750%	02/01/2016	997,500
200,000	Pactiv LLC	7.950%	12/15/2025	160,000
100,000	Reynolds Group (Acquired 10/06/2010, Cost $100,000), Callable 10/15/2014 (c)(e)(g)	7.125%	04/15/2019	104,750

The accompanying notes are an integral part of these financial statements.

ROCHDALE FIXED INCOME OPPORTUNITIES PORTFOLIO

SCHEDULE OF INVESTMENTS at June 30, 2012 (Unaudited), Continued

Principal Amount		Coupon Rate		Maturity Date	Value

PACKAGING, Continued
$450,000	Reynolds Group (Acquired 10/29/2009 - 11/18/2009, Aggregate Cost $449,235), Callable 10/15/2012 (c)(e)(g)	7.750%		10/15/2016	$473,625
375,000	Reynolds Group (Acquired 04/28/2010 - 11/21/2011, Aggregate Cost $363,161), Callable 05/15/2014 (c)(e)(g)	8.500%	(a)	05/15/2018	367,500
2,100,000	Reynolds Group (Acquired 01/27/2011 - 06/19/2012, Aggregate Cost $1,860,575), Callable 02/15/2016 (c)(e)(g)	8.500%	(a)	02/15/2021	1,994,999
675,000	Reynolds Group (Acquired 10/06/2010 - 06/14/2011, Aggregate Cost $692,066), Callable 10/15/2014 (c)(e)(g)	9.000%		04/15/2019	673,313
1,775,000	Reynolds Group (Acquired 07/26/2011 - 06/06/2012, Aggregate Cost $1,782,875), Callable 08/15/2015 (c)(e)(g)	9.875%		08/15/2019	1,841,563
1,875,000	Sealed Air Corp. (Acquired 09/16/2011 - 05/21/2012, Aggregate Cost $2,008,696), Callable 09/15/2016 (c)(e)(g)	8.375%		09/15/2021	2,118,749

					12,972,768

PAPER: 0.4%
600,000	Clearwater Paper Corp., Callable 11/01/2014	7.125%		11/01/2018	633,000
450,000	Graphic Packaging International Corp., Callable 06/15/2013	9.500%		06/15/2017	495,000
775,000	Longview Fibre Paper & Packaging Inc. (Acquired 05/17/2011 - 04/23/2012, Aggregate Cost $777,516), Callable 06/01/2013 (c)(e)(g)	8.000%		06/01/2016	775,000
300,000	Rock-Tenn Co. (Acquired 02/14/2012, Cost $299,727) (c)(e)(g)	4.450%		03/01/2019	308,157
100,000	Rock-Tenn Co. (Acquired 02/14/2012, Cost $99,810) (c)(e)(g)	4.900%		03/01/2022	103,019

					2,314,176

REAL ESTATE: 0.5%
1,000,000	Bio City Development	8.000%		07/06/2018	997,500
500,000	Evergrande Real Estate Group Ltd. (b)	13.000%		01/27/2015	471,250
500,000	Renhe Commercial Holdings Co. Ltd. (b)	13.000%		03/10/2016	262,500
254,767,000	Stroika Finance Ltd. (b)	3.100%	(a)	06/25/2019	1,415,973

					3,147,223

The accompanying notes are an integral part of these financial statements.

ROCHDALE FIXED INCOME OPPORTUNITIES PORTFOLIO

SCHEDULE OF INVESTMENTS at June 30, 2012 (Unaudited), Continued

Principal Amount		Coupon Rate		Maturity Date	Value

RESTAURANTS: 0.8%
$2,000,000	DineEquity, Inc., Callable 10/30/2014	9.500%		10/30/2018	$2,190,000
1,075,000	NPC International, Inc., Callable 01/15/2016	10.500%		01/15/2020	1,190,563
1,100,000	Seminole Hard Rock Entertainment, Inc. (Acquired 03/22/2012, Cost $1,086,818) (c)(e)(g)	2.968%	(a)	03/15/2014	1,067,000

					4,447,563

RETAILERS: 2.3%
1,050,000	Academy Ltd / Academy Finance Corp. (Acquired 07/25/2011 - 06/13/2012, Aggregate Cost $1,061,709), Callable 08/01/2014 (c)(e)(g)	9.250%		08/01/2019	1,139,250
425,000	Dollar General Corp., Callable 07/15/2012	11.875%		07/15/2017	451,036
275,000	Express LLC/Express Finance, Callable 03/01/2014	8.750%		03/01/2018	297,000
1,025,000	Gymboree Corp./The, Callable 12/01/2014	9.125%		12/01/2018	950,688
350,000	Limited Brands Inc.	5.625%		02/15/2022	360,500
350,000	Limited Brands Inc.	8.500%		06/15/2019	411,250
1,700,000	Michaels Stores, Inc., Callable 11/01/2014	7.750%		11/01/2018	1,793,499
1,850,000	Needle Merger Corp. (Acquired 03/03/2011 - 04/24/2012, Aggregate Cost $1,828,522), Callable 03/15/2014 (c)(e)(g)	8.125%		03/15/2019	1,840,750
600,000	Penske Auto Group Inc., Callable 12/15/2012	7.750%		12/15/2016	622,500
1,125,000	PETCO Animal Supplies Stores, Inc. (Acquired 11/19/2010 - 06/01/2012, Aggregate Cost $1,175,348), Callable 12/01/2013 (c)(e)(g)	9.250%		12/01/2018	1,229,063
150,000	QVC Inc. (Acquired 03/17/2010, Cost $150,000), Callable 04/15/2013 (c)(e)(g)	7.125%		04/15/2017	159,344
200,000	QVC Inc. (Acquired 09/24/2009, Cost $200,403), Callable 10/01/2014 (c)(e)(g)	7.500%		10/01/2019	222,000
175,000	Sally Holdings LLC, Callable 06/01/2017	5.750%		06/01/2022	183,094
1,075,000	Sally Holdings LLC, Callable 11/15/2015	6.875%		11/15/2019	1,169,063
1,150,000	Yankee Candle Co., Inc./The, Callable 02/15/2013	9.750%		02/15/2017	1,193,125

The accompanying notes are an integral part of these financial statements.

ROCHDALE FIXED INCOME OPPORTUNITIES PORTFOLIO

SCHEDULE OF INVESTMENTS at June 30, 2012 (Unaudited), Continued

Principal Amount		Coupon Rate	Maturity Date	Value

RETAILERS, Continued
$1,375,000	Yankee Candle Co., Inc./The, Callable 02/15/2013	10.250%	02/15/2016	$1,399,062

				13,421,224

SERVICES: 0.8%
1,225,000	Carlson Wagonlit B.V. (Acquired 05/09/2012 - 06/27/2012, Aggregate Cost $1,242,657), Callable 06/15/2015 (b)(c)(e)(g)	6.875%	06/15/2019	1,255,624
1,175,000	Garda World Security Corp. (Acquired 03/08/2010 - 04/19/2012, Aggregate Cost $1,222,396), Callable 03/15/2014 (b)(c)(e)(g)	9.750%	03/15/2017	1,242,563
800,000	Monitronics International, Inc. (Acquired 03/16/2012 and 03/19/2012, Cost $654,273 and $153,663, respectively), Callable 04/01/2016 (c)(e)(g)	9.125%	04/01/2020	768,000
300,000	Reliance Intermediate Holdings (Acquired 07/23/2009 and 08/06/2009, Cost $144,233 and $147,750, respectively), Callable 12/15/2014 (b)(c)(e)(g)	9.500%	12/15/2019	330,000
950,000	West Corp., Callable 11/15/2014	7.875%	01/15/2019	992,750
75,000	West Corp., Callable 10/01/2014	8.625%	10/01/2018	79,500
125,000	West Corp., Callable 10/15/2012	11.000%	10/15/2016	131,875

				4,800,312

SOVEREIGN: 0.4%
1,190,000	City Of Kyiv (b)	9.375%	07/11/2016	1,003,289
1,000,000	Republic of Belarus (b)	8.750%	08/03/2015	977,500
200,000	Republic of Croatia (b)	6.250%	04/27/2017	199,461

				2,180,250

TECHNOLOGY: 7.4%
750,000	Advanced Micro Devices, Inc., Callable 08/01/2015	7.750%	08/01/2020	825,000
725,000	Advanced Micro Devices, Inc., Callable 12/15/2013	8.125%	12/15/2017	786,625
1,150,000	Allen Systems Group, Inc. (Acquired 11/12/2010 - 02/28/2012, Aggregate Cost $1,103,476), Callable 11/15/2013 (c)(e)(g)	10.500%	11/15/2016	943,000
1,175,000	Aspect Software Inc., Callable 05/15/2014	10.625%	05/15/2017	1,245,500
1,525,000	Audatex North America Inc. (Acquired 06/10/2011 - 04/10/2012, Aggregate Cost $1,557,485), Callable 06/15/2014 (c)(e)(g)	6.750%	06/15/2018	1,605,062

The accompanying notes are an integral part of these financial statements.

ROCHDALE FIXED INCOME OPPORTUNITIES PORTFOLIO

SCHEDULE OF INVESTMENTS at June 30, 2012 (Unaudited), Continued

Principal Amount		Coupon Rate	Maturity Date	Value

TECHNOLOGY, Continued
$1,775,000	CDW LLC / CDW Finance, Callable 04/01/2015	8.500%	04/01/2019	$1,890,375
525,000	CDW LLC / CDW Finance, Callable 10/15/2012	12.535%	10/12/2017	569,625
150,000	Ceridian Corp. (Acquired 06/28/2012, Cost $150,000), Callable 07/15/2015 (c)(e)(g)	8.875%	07/15/2019	154,875
1,775,000	CommScope, Inc. (Acquired 01/11/2011 - 06/15/2012, Aggregate Cost $1,830,712), Callable 01/15/201 (c)(e)(g)	8.250%	01/15/2019	1,877,062
1,325,000	Compucom Systems Inc. (Acquired 07/20/2009 - 04/17/2012, Aggregate Cost $1,333,394), Callable 10/01/2012 (c)(e)(g)	12.500%	10/01/2015	1,376,344
1,525,000	Eagle Parent Inc., Callable 05/01/2015	8.625%	05/01/2019	1,555,499
1,075,000	Emdeon, Inc. (Acquired 10/14/2011 - 05/29/2012, Aggregate Cost $1,159,452), Callable 12/31/2015 (c)(e)(g)	11.000%	12/31/2019	1,204,000
50,000	Fidelity National Information Services, Inc., Callable 07/15/2013	7.625%	07/15/2017	55,125
300,000	Fidelity National Information Services, Inc. (Acquired 12/06/2011, Cost $314,835), Callable 07/15/2013 (c)(e)(g)	7.625%	07/15/2017	329,250
400,000	Fidelity National Information Services, Inc., Callable 07/15/2014	7.875%	07/15/2020	450,000
1,250,000	First American Corp./The (Acquired 05/13/2011 - 05/08/2012, Aggregate Cost $1,247,217), Callable 06/01/2016 (c)(e)(g)	7.250%	06/01/2021	1,281,250
250,000	First Data Corp. (Acquired 03/09/2012, Cost $248,750), Callable 06/15/2015 (c)(e)(g)	7.375%	06/15/2019	255,000
450,000	First Data Corp. (Acquired 07/13/2011 - 08/10/2011, Aggregate Cost $422,805), Callable 01/15/2016 (c)(e)(g)	8.250%	01/15/2021	450,000
1,975,000	First Data Corp. (Acquired 07/21/2011 - 06/29/2012, Aggregate Cost $1,883,333), Callable 01/15/2016 (c)(e)(g)	8.750%	01/15/2022	1,989,812
675,000	Freescale Semiconductor, Inc. (Acquired 04/07/2010 - 04/11/2011, Aggregate Cost $689,736), Callable 04/15/2014 (c)(e)(g)	9.250%	04/15/2018	722,250
1,150,000	Freescale Semiconductor, Inc., Callable 08/01/2015	10.750%	08/01/2020	1,236,249
1,175,000	GXS Worldwide Inc., Callable 06/15/2013	9.750%	06/15/2015	1,172,063

The accompanying notes are an integral part of these financial statements.

ROCHDALE FIXED INCOME OPPORTUNITIES PORTFOLIO

SCHEDULE OF INVESTMENTS at June 30, 2012 (Unaudited), Continued

Principal Amount		Coupon Rate		Maturity Date	Value

TECHNOLOGY, Continued
$825,000	iGATE Corp., Callable 05/01/2014	9.000%		05/01/2016	$882,750
1,125,000	Interactive Data Corp., Callable 08/01/2014	10.250%		08/01/2018	1,251,563
950,000	Iron Mountain Inc., Callable 10/01/2015	7.750%		10/01/2019	1,026,000
900,000	Kemet Corp., Callable 05/01/2014	10.500%		05/01/2018	927,000
425,000	Kemet Corp. (Acquired 03/22/2012, Cost $447,687), Callable 05/01/2014 (c)(e)(g)	10.500%		05/01/2018	435,625
775,000	Lawson Software (Acquired 03/29/2012 and 04/17/2012, Cost $400,000 and $387,398, respectively), Callable 04/01/2015 (c)(e)(g)	9.375%		04/01/2019	827,313
1,400,000	Lawson Software (Acquired 06/30/2011 - 01/31/2012, Aggregate Cost $1,373,305), Callable 07/15/2015 (c)(e)(g)	11.500%		07/15/2018	1,581,999
1,475,000	Lender Processing Services, Callable 07/01/2012	8.125%		07/01/2016	1,537,687
550,000	Magnachip Semiconductor S.A., Callable 04/15/2014 (b)	10.500%		04/15/2018	600,875
150,000	Seagate HDD Cayman, Callable 05/01/2015 (b)	6.875%		05/01/2020	161,250
550,000	Seagate HDD Cayman, Callable 05/01/2016 (b)	7.000%		11/01/2021	592,625
250,000	Seagate HDD Cayman, Callable 12/15/2014 (b)	7.750%		12/15/2018	276,563
375,000	Seagate Technology HDD Holdings (b)	6.800%		10/01/2016	416,719
875,000	Serena Software, Inc., Callable 03/15/2013	10.375%		03/15/2016	894,688
475,000	Sitel LLC/ Sitel Finance Corp., Callable 04/01/2014	11.500%		04/01/2018	338,438
1,375,000	Sophia LP/Financial Inc. (Acquired 01/11/2012 - 03/26/2012, Aggregate Cost $1,426,757), Callable 01/15/2015 (c)(e)(g)	9.750%		01/15/2019	1,460,938
1,250,000	Spansion LLC, Callable 11/15/2013	7.875%		11/15/2017	1,200,000
550,000	Stream Global Services Inc., Callable 10/01/2012	11.250%		10/01/2014	561,000
50,000	Sungard Data Systems Inc., Callable 11/15/2013	7.375%		11/15/2018	53,625
575,000	Sungard Data Systems Inc., Callable 11/15/2015	7.625%		11/15/2020	612,375
725,000	Sungard Data Systems Inc., Callable 08/15/2012	10.250%		08/15/2015	744,938
1,400,000	Syniverse Holdings, Inc., Callable 01/15/2015	9.125%		01/15/2019	1,519,000
1,200,000	Trans Union LLC (Acquired 03/02/2012 - 06/13/2012, Aggregate Cost $1,217,149), Callable 06/15/2014 (c)(e)(g)	9.625%	(a)	06/15/2018	1,296,000

The accompanying notes are an integral part of these financial statements.

ROCHDALE FIXED INCOME OPPORTUNITIES PORTFOLIO

SCHEDULE OF INVESTMENTS at June 30, 2012 (Unaudited), Continued

Principal Amount		Coupon Rate	Maturity Date	Value

TECHNOLOGY, Continued
$525,000	Trans Union LLC, Callable 06/15/2014	11.375%	06/15/2018	$617,531
700,000	Viasystems, Inc. (Acquired 04/24/2012 and 04/26/2012, Cost $675,000 and $25,368, respectively), Callable 05/01/2015 (c)(e)(g)	7.875%	05/01/2019	700,000

				42,490,468

TELECOMMUNICATIONS: 0.3%
1,000,000	VimpelCom Holdings BV (b)	7.504%	03/01/2022	939,440
675,000	Windstream Corp., Callable 09/01/2014	8.125%	09/01/2018	725,625

				1,665,065

TRANSPORTATION: 0.3%
550,000	Azerbaijan Railways (b)	8.250%	02/18/2016	572,000
825,000	Hertz Corp., Callable 04/15/2015	6.750%	04/15/2019	858,000
175,000	Hertz Corp., Callable 10/15/2014	7.500%	10/15/2018	187,688

				1,617,688

UTILITY - ELECTRIC: 1.2%
1,150,000	Calpine Corp. (Acquired 12/01/2011 - 06/13/2012, Aggregate Cost $1,209,231), Callable 11/01/2015 (c)(e)(g)	7.500%	02/15/2021	1,242,000
2,000,000	Dtek Finance BV (b)	9.500%	04/28/2015	1,940,000
700,000	Energy Future Intermediate Holding Co. LLC, Callable 12/01/2015	10.000%	12/01/2020	761,250
300,000	Energy Future Intermediate Holding Co. LLC (Acquired 02/01/2012, Cost $295,605), Callable 03/01/2017 (c)(e)(g)	11.750%	03/01/2022	306,750
150,000	NRG Energy Inc.	7.625%	01/15/2018	155,250
825,000	NRG Energy Inc., Callable 05/15/2014	7.625%	05/15/2019	835,313
875,000	NRG Energy Inc., Callable 05/15/2016	7.875%	05/15/2021	883,750
575,000	NRG Energy Inc., Callable 09/01/2015	8.250%	09/01/2020	595,125
100,000	Texas Competitive Electric Holdings Co. LLC (Acquired 04/14/2011, Cost $99,295), Callable 04/01/2016 (c)(e)(g)	11.500%	10/01/2020	68,250

				6,787,688

UTILITY - NATURAL GAS: 1.5%
1,150,000	Crosstex Energy/ Crosstex Energy Finance, Callable 02/15/2014	8.875%	02/15/2018	1,214,688
675,000	El Paso Corp.	6.500%	09/15/2020	739,479
400,000	El Paso Corp.	7.250%	06/01/2018	461,417
1,950,000	Energy Transfer Equity LP	7.500%	10/15/2020	2,140,125
900,000	Holly Energy Partners LP (Acquired 02/28/2012 - 05/30/2012, Aggregate Cost $900,969), Callable 03/01/2016 (c)(e)(g)	6.500%	03/01/2020	906,750

The accompanying notes are an integral part of these financial statements.

ROCHDALE FIXED INCOME OPPORTUNITIES PORTFOLIO

SCHEDULE OF INVESTMENTS at June 30, 2012 (Unaudited), Continued

Principal Amount		Coupon Rate	Maturity Date	Value

UTILITY - NATURAL GAS, Continued
$150,000	Holly Energy Partners LP, Callable 03/15/2014	8.250%	03/15/2018	$159,000
225,000	Inergy LP, Callable 08/01/2016	6.875%	08/01/2021	225,000
550,000	Inergy LP, Callable 10/01/2014	7.000%	10/01/2018	566,500
925,000	MarkWest Energy Partners LP/MarkWest Energy Finance Corp., Callable 12/15/2016	6.250%	06/15/2022	952,750
125,000	Regency Energy Partners LP, Callable 12/01/2014	6.875%	12/01/2018	131,563
227,000	Regency Energy Partners LP, Callable 06/01/2013	9.375%	06/01/2016	249,700
200,000	Targa Resources Partners (Acquired 01/26/2012, Cost $200,000), Callable 02/01/2017 (c)(e)(g)	6.375%	08/01/2022	199,500
675,000	Targa Resources Partners, Callable 02/01/2016	6.875%	02/01/2021	702,000

				8,648,472

WIRELESS COMMUNICATIONS: 1.9%
450,000	Digicel Group Ltd. (Acquired 02/07/2012 and 02/23/2012, Cost $200,000 and $251,826, respectively), Callable 02/15/2016 (b)(c)(e)(g)	7.000%	02/15/2020	435,375
725,000	Digicel Group Ltd. (Acquired 11/23/2009 - 04/25/2012, Aggregate Cost $749,561), Callable 09/01/2013 (b)(c)(e)(g)	8.250%	09/01/2017	737,688
575,000	Digicel Group Ltd. (Acquired 07/09/2009 - 11/15/2011, Aggregate Cost $536,892), Callable 01/15/2013 (b)(c)(e)(g)	8.875%	01/15/2015	580,750
600,000	Digicel Group Ltd. (Acquired 11/29/2011 - 06/11/2012, Aggregate Cost $610,786), Callable 04/15/2014 (b)(c)(e)(g)	10.500%	04/15/2018	627,000
450,000	Digicel Group Ltd. (Acquired 07/09/2009 - 01/05/2010, Aggregate Cost $464,877), Callable 04/01/2013 (b)(c)(e)(g)	12.000%	04/01/2014	499,500
1,000,000	Level 3 Financing, Inc., Callable 07/01/2015	8.125%	07/01/2019	1,026,250
475,000	Level 3 Financing, Inc., Callable 01/15/2016	8.625%	07/15/2020	498,750
1,175,000	MetroPCS Wireless, Inc., Callable 11/15/2015	6.625%	11/15/2020	1,157,375
550,000	MetroPCS Wireless, Inc., Callable 09/01/2014	7.875%	09/01/2018	570,625
2,675,000	Sprint Capital Corp.	6.875%	11/15/2028	2,153,374
1,400,000	Sprint Capital Corp.	6.900%	05/01/2019	1,316,000
600,000	Sprint Nextel Corp. (Acquired 02/27/2012, Cost $600,000) (c)(e)(g)	7.000%	03/01/2020	624,000

The accompanying notes are an integral part of these financial statements.

ROCHDALE FIXED INCOME OPPORTUNITIES PORTFOLIO

SCHEDULE OF INVESTMENTS at June 30, 2012 (Unaudited), Continued

Principal Amount		Coupon Rate		Maturity Date	Value

WIRELESS COMMUNICATIONS, Continued
$675,000	Sprint Nextel Corp. (Acquired 11/04/2011 and 12/13/2011, Cost $625,000 and $51,535, respectively) (c)(e)(g)	9.000%		11/15/2018	$754,313

					10,981,000

TOTAL CORPORATE BONDS
(Cost $354,554,756)					358,601,808

ASSET BACKED SECURITIES: 5.3%
23,001,925	BT SPE, LLC (Acquired 07/06/2011, Cost $23,001,925) (e)(f)(g)(i )	9.250%		06/06/2016	23,001,925
3,000,000	Start VII CLO Ltd. CLN (b)	15.468%	(a)	06/09/2016	3,045,360
4,705,882	Yapi DPR Finance (b)	1.102%	(a)	11/21/2014	4,456,612

					30,503,897

TOTAL ASSET BACKED SECURITIES
(Cost $30,457,091)					30,503,897

FOREIGN GOVERNMENT AGENCY ISSUES: 0.7%
1,489,248	Ghana Government Bond (b)	14.250%		07/25/2016	583,692
2,576,911	Republic of Bosnia & Herzegovina (b)(f)	1.696%	(a)	12/11/2017	2,413,205
1,200,000	Russia-Eurobond (b)	3.250%		04/04/2017	1,207,488

					4,204,385

TOTAL FOREIGN GOVERNMENT AGENCY ISSUES
(Cost $4,759,554)					4,204,385

MORTGAGE BACKED SECURITY: 0.2%
1,000,000	Sea Lane	14.467%	(a)	02/12/2016	1,016,100

TOTAL MORTGAGE BACKED SECURITY
(Cost $1,000,000)					1,016,100

LOANS: 25.5% (a)
AEROSPACE: 0.4%
305,481	AM General Corporation	3.259%		09/30/2013	286,581
20,775	AM General Corporation	4.470%		09/30/2012	19,489
160,000	AWAS Aviation (d)	0.000%		06/26/2018	159,101
534,688	Dae Aviation Holdings, Inc.	5.470%		07/31/2014	526,224
642,188	Huntington Ingalls Industries	2.750%		03/23/2016	635,766
274,861	Sequa Corp.	3.720%		12/03/2014	268,462
149,250	Sequa Corp.	6.250%		12/03/2014	149,126
109,723	Tasc Inc.	4.500%		12/15/2015	107,345
275,800	Transdigm Inc.	4.000%		02/14/2017	275,225

					2,427,319

BROADCASTING: 1.3%
101,676	Barrington Broadcasting Group LLC	7.500%		05/08/2017	102,057
350,000	Clear Channel Communications, Inc.	3.656%		07/30/2014	319,228
1,304,525	Clear Channel Communications, Inc.	3.895%		01/28/2016	1,011,007

The accompanying notes are an integral part of these financial statements.

ROCHDALE FIXED INCOME OPPORTUNITIES PORTFOLIO

SCHEDULE OF INVESTMENTS at June 30, 2012 (Unaudited), Continued

Principal Amount		Coupon Rate	Maturity Date	Value

BROADCASTING, Continued
$1,388,769	Clear Channel Communications, Inc.	3.895%	01/29/2016	$1,103,167
1,367,736	Cumulus Media, Inc.	5.750%	07/22/2018	1,361,142
75,000	Cumulus Media, Inc.	7.500%	01/22/2019	75,422
52,065	Emmis Communications	7.080%	11/01/2013	50,633
171,600	Entercom Radio, LLC	6.250%	11/17/2018	171,386
1,116,343	Gray Television, Inc.	3.740%	12/31/2014	1,102,389
302,428	Hubbard Radio, LLC	5.250%	04/09/2017	301,672
90,000	Hubbard Radio, LLC	8.750%	04/09/2018	89,888
670,000	LIN Television Corp. (d)	0.000%	06/20/2013	670,000
440,942	Radio One	7.500%	03/31/2016	433,226
84,237	Univision Communications, Inc.	2.245%	09/29/2014	82,482
697,203	Univision Communications, Inc.	4.495%	03/29/2017	659,296

				7,532,995

CABLE/WIRELESS VIDEO: 1.2%
250,000	Atlantic Broadband Finance, LLC	5.250%	04/03/2019	250,105
140,000	Atlantic Broadband Finance, LLC	9.750%	10/03/2019	138,110
352,660	Bresnan Communications, LLC	5.250%	12/14/2017	350,015
1,072,313	Cequel Communications, LLC	5.250%	02/10/2019	1,048,990
1,456,014	Charter Communications Operating, LLC	2.745%	07/28/2014	1,443,535
354,113	Charter Communications Operating, LLC	4.000%	05/05/2019	351,393
805,950	DigitalGlobe, Inc.	5.750%	10/07/2018	795,537
520,000	Kabel Deutschland GMBH	4.250%	02/01/2019	515,939
338,100	MCC Iowa	4.500%	10/23/2017	336,410
326,700	San Juan Cable, LLC	6.000%	05/31/2017	326,700
525,000	San Juan Cable, LLC	10.000%	06/09/2018	522,375
740,000	UPC Financing Partnership	4.750%	12/31/2017	733,066

				6,812,175

CHEMICALS: 0.7%
518,700	Ascend Performance Materials Operations LLC	6.750%	04/04/2018	503,570
962,265	Ashland, Inc.	3.750%	07/12/2018	963,370
127,570	Hexion Specialty Chemicals, Inc.	0.369%	05/05/2013	119,916
114,190	Huntsman International LLC	2.596%	06/30/2016	111,702
232,078	Huntsman International LLC	2.846%	04/19/2017	227,104
648,375	Ineos Group Holdings Plc	6.500%	05/27/2018	633,968
109,450	Polyone Corp.	5.000%	11/01/2017	109,313
764,185	Styron LLC	6.750%	08/02/2017	714,870
164,588	Taminco Global	5.250%	05/31/2019	163,763
494,975	Univar, Inc.	5.000%	07/02/2017	485,130

				4,032,706

CONSUMER NON-DURABLES: 0.2%
253,725	ACCO Brands Corp.	4.250%	03/08/2019	253,091
505,000	Bausch & Lomb Inc.	5.250%	05/14/2019	501,717
312,653	Revlon Consumer Products	5.750%	11/19/2017	310,699
197,353	Warnaco, Inc.	3.750%	06/30/2018	196,860

				1,262,367

The accompanying notes are an integral part of these financial statements.

ROCHDALE FIXED INCOME OPPORTUNITIES PORTFOLIO

SCHEDULE OF INVESTMENTS at June 30, 2012 (Unaudited), Continued

Principal Amount		Coupon Rate	Maturity Date	Value

DIVERSIFIED MEDIA: 1.5%
$840,884	Affinion Group Inc.	5.000%	04/19/2016	$764,784
608,850	AMC Entertainment Inc.	4.000%	12/22/2018	603,711
54,674	Cengage Learning, Inc.	2.500%	07/03/2014	50,573
340,000	EMI Music Publishing Ltd. (d)	0.000%	03/05/2018	341,275
214,463	Formula One	5.750%	04/23/2017	214,160
140,000	Getty Images, Inc	4.221%	11/14/2015	139,867
1,181,678	Harland Clark Holdings	2.960%	06/30/2014	1,051,693
997,845	IMG World Wide Inc. (f)	5.500%	06/16/2016	987,867
715,204	Instant Web Inc.	3.620%	08/07/2014	559,647
493,750	Kasima, LLC	5.000%	03/31/2017	491,281
246,726	Live Nation, Inc.	4.500%	11/06/2016	244,671
91,771	Merrill Corp.	7.750%	12/22/2012	85,806
533,596	Nielsen Finance LLC	3.991%	05/02/2016	531,329
418,825	Summit Entertainment LLC	6.750%	09/22/2016	415,683
1,846,350	Village Roadshow Films, Ltd. (f)	5.500%	05/27/2015	1,837,119
213,939	Weather Channel, Inc./ The	4.250%	02/11/2017	213,404

				8,532,870

ENERGY: 5.2%
780,127	Aventine Renewable Energy Holdings, Inc. (f)	10.500%	12/20/2015	585,095
5,000,000	Bashneft (b)	1.795%	08/16/2014	4,700,001
935,000	Chesapeake Energy Corp.	8.500%	12/02/2017	926,716
421,068	CITGO Petroleum Corp.	8.000%	06/24/2015	422,161
1,885,000	Energy Transfer Equity LP	3.750%	03/23/2017	1,847,639
200,000	EP Energy LLC	6.500%	05/01/2018	201,688
3,750,000	Glencore International (b)	2.261%	07/12/2013	3,712,500
1,593,535	Glenn Pool Oil & Gas Trust	4.500%	06/01/2016	1,577,600
1,692,213	MEG Energy Corp.	4.000%	03/16/2018	1,679,489
1,800,802	Obsidian Natural Gas Trust	7.000%	11/02/2016	1,800,802
4,000,000	PT Bumi Resources Tbk (b)(d)	0.000%	08/30/2013	4,080,000
4,615,385	Rosneft (b)	1.194%	02/22/2013	4,516,154
4,032,258	Sonangol Finance (b)	2.000%	10/15/2014	3,840,726

				29,890,571

FINANCIALS: 1.6%
53,863	American Capital Holdings, Inc.	7.500%	12/31/2013	52,786
591,823	BNY ConvergEx Group, LLX	5.250%	12/30/2016	570,619
265,000	BNY ConvergEx Group, LLX	8.750%	12/30/2017	250,425
695,000	Delos Aircraft Inc.	4.750%	04/04/2016	695,869
1,707,735	iStar Financial Inc.	5.000%	06/28/2013	1,701,637
1,230,266	iStar Financial Inc.	5.250%	03/19/2016	1,217,963
940,000	iStar Financial Inc.	7.000%	06/30/2014	936,644
175,000	iStar Financial Inc.	7.000%	03/19/2017	174,344
1,005,636	JSC BTA Bank (f)	2.250%	09/30/2013	201,127
159,100	Nuveen Investments Inc.	5.966%	11/13/2014	156,913
185,900	Nuveen Investments Inc.	5.970%	05/13/2017	182,740

The accompanying notes are an integral part of these financial statements.

ROCHDALE FIXED INCOME OPPORTUNITIES PORTFOLIO

SCHEDULE OF INVESTMENTS at June 30, 2012 (Unaudited), Continued

Principal Amount		Coupon Rate	Maturity Date	Value

FINANCIALS, Continued
$420,000	Residential Capital, LLC	5.250%	11/13/2014	$419,580
65,000	Residential Capital, LLC	7.250%	11/14/2013	65,163
1,935,000	Springleaf Finance Funding Co.	5.500%	05/10/2017	1,819,944
803,512	Virtu Financial LLC	7.500%	07/07/2016	799,494

				9,245,248

FOOD & DRUG: 0.2%
921,300	Dunkin Finance Corp.	4.000%	11/23/2017	907,904

FOOD & TOBACCO: 0.5%
223,755	Burger King Corp.	4.500%	10/19/2016	222,436
341,881	Dean Foods Co.	1.625%	04/02/2014	335,215
767,250	JBS USA LLC	4.250%	05/25/2018	744,233
389,025	Landry’s, Inc.	6.500%	04/25/2018	389,511
139,650	Pinnacle Foods Group Inc.	4.750%	09/29/2018	137,904
1,250,000	Valinor Public Ltd. (f)	9.966%	12/20/2012	937,501
115,395	Wendy’s International	0.500%	04/20/2019	114,475
144,605	Wendy’s International	4.750%	04/20/2019	143,452

				3,024,727

FOREST PRODUCTS/CONTAINERS: 0.2%
84,652	Anchor Glass Container Corp.	6.000%	02/25/2016	84,652
160,000	Consolidated Container Co. LLC (d)	0.000%	07/03/2019	159,850
332,119	Reynolds Group Holdings, Inc.	6.500%	02/10/2018	333,421
569,441	Reynolds Group Holdings, Inc.	6.500%	07/27/2018	573,444

				1,151,367

GAMING/LEISURE: 0.5%
175,000	CCM Merger, Inc.	6.000%	03/01/2017	172,813
713,578	Cedar Fair-Canada (b)	4.000%	12/15/2017	711,044
90,000	Harrahs Entertainment Inc.	3.245%	01/28/2015	83,850
348,000	Harrahs Entertainment Inc.	5.495%	03/01/2018	309,393
168,481	Las Vegas Sands	1.750%	05/23/2014	166,976
248,909	Las Vegas Sands	2.750%	11/23/2015	241,546
856,792	Las Vegas Sands	3.030%	11/23/2016	831,447
525,156	SeaWorld Parks & Entertainment, Inc.	4.000%	08/14/2017	521,743
113,938	Seminole Indian Tribe of Florida	1.970%	03/05/2014	112,912

				3,151,724

HEALTH CARE: 2.3%
692,626	Ardent Health Services LLC	6.500%	09/14/2015	687,431
579,966	Axcan Intermediate Holdings, Inc.	5.500%	02/09/2017	560,827
1,194,462	Carestream Health Holdings, Inc.	5.000%	02/25/2017	1,139,027
1,540,374	Community Health Systems, Inc.	3.799%	07/25/2014	1,518,131
463,872	Community Health Systems, Inc.	3.970%	01/25/2017	456,501
387,201	ConvaTec Healthcare	5.750%	12/22/2016	386,717
841,243	Drumm Investors LLC	5.000%	04/28/2018	792,872
1,105,000	HCA, Inc.	3.495%	05/01/2018	1,071,507
500,000	HCA, Inc.	3.711%	03/31/2017	485,750

The accompanying notes are an integral part of these financial statements.

ROCHDALE FIXED INCOME OPPORTUNITIES PORTFOLIO

SCHEDULE OF INVESTMENTS at June 30, 2012 (Unaudited), Continued

Principal Amount		Coupon Rate	Maturity Date	Value

HEALTH CARE, Continued
$722,700	INC Research, Inc.	7.000%	07/11/2018	$718,183
293,525	Kinetic Concepts, Inc	6.500%	11/04/2016	294,382
357,026	RCHP, Inc.	8.000%	11/02/2018	352,228
2,603,219	Royalty Pharma	4.000%	05/01/2018	2,573,933
224,531	Royalty Pharma	4.000%	11/09/2018	222,147
756,781	Universal Health Services, Inc.	5.000%	11/15/2016	744,483
339,150	Valeant Pharmaceuticals International	4.750%	02/08/2019	334,168
294,052	Vanguard Health Systems	4.850%	01/15/2016	292,476
715,938	Warner Chilcott	4.250%	03/16/2018	712,011

				13,342,774

HOUSING: 1.3%
2,646,814	Capital Automotive LP	5.250%	03/10/2017	2,614,840
1,133,550	CB Richard Ellis Services, Inc.	3.495%	03/05/2018	1,120,798
2,833,390	CB Richard Ellis Services, Inc.	5.750%	09/04/2019	2,797,973
651,301	Crown Castle International Corp.	4.000%	01/25/2019	640,717
324,482	Realogy Corp.	4.491%	10/10/2016	305,987
25,390	Realogy Corp.	4.719%	10/10/2016	23,943

				7,504,258

INFORMATION TECHNOLOGY: 1.2%
193,929	Airvana Network Solutions, Inc.	10.000%	03/26/2014	188,111
319,385	Avaya Inc.	3.217%	12/10/2014	300,730
123,438	Booz Allen Hamilton Inc.	3.750%	07/31/2017	123,244
514,973	CDW LLC/CDW Finance	4.000%	07/15/2017	503,067
231,031	Cinedigm Digital Funding I	5.250%	04/21/2016	229,587
162,525	Flexera Software, LLC	7.500%	10/02/2017	162,931
1,014,376	Freescale Semiconductor, Inc.	4.489%	12/01/2016	958,584
239,400	Genesys Telecommunications, Inc.	6.750%	01/25/2019	239,924
613,155	Interactive Data Corp.	4.500%	02/11/2018	601,959
245,000	Lawson Software, Inc.	5.750%	10/30/2016	245,306
790,000	Lawson Software, Inc.	6.250%	03/30/2018	792,836
343,286	Microsemi Corp.	4.000%	02/02/2018	339,844
239,400	Monitronics International, Inc.	5.500%	03/23/2018	237,231
425,000	Oberthur Technologies	6.252%	03/30/2019	413,313
313,680	Presidio, Inc.	7.250%	03/31/2017	314,464
135,000	Semtech Corp	4.250%	03/15/2017	134,494
130,000	Shield Finance (aka Sophos)	6.500%	05/04/2019	127,888
200,000	SS&C Technologies, Inc.	5.000%	05/23/2019	199,084
495,000	Syniverse Holdings, Inc.	5.000%	04/20/2019	491,080
248,126	Telx Group, Inc.	7.750%	09/22/2017	246,265

				6,849,942

MANUFACTURING: 0.4%
795,056	Allison Transmission, Inc.	2.750%	08/07/2014	784,123
420,429	Frac Tech International	6.250%	05/06/2016	382,973
363,025	Goodman Global Group, Inc.	5.750%	10/28/2016	362,404
63,636	Goodman Global Group, Inc.	9.000%	10/28/2017	64,336

The accompanying notes are an integral part of these financial statements.

ROCHDALE FIXED INCOME OPPORTUNITIES PORTFOLIO

SCHEDULE OF INVESTMENTS at June 30, 2012 (Unaudited), Continued

Principal Amount		Coupon Rate	Maturity Date	Value

MANUFACTURING, Continued
$240,000	NACCO Materials Handling Group (d)	0.000%	11/08/2018	$237,600
244,388	Wabash National Corp.	6.000%	05/02/2019	240,722

				2,072,158

METALS/MINERALS: 1.3%
177,828	American Rock Salt Co. LLC	5.500%	04/19/2017	168,881
195,000	Arch Coal, Inc.	5.750%	05/16/2018	191,262
3,000,000	Donetsk Steel (d)(f)	0.000%	12/31/2014	2,340,000
69,648	JMC Steel Group	4.750%	04/01/2017	68,777
1,551,375	Novelis Inc.	4.000%	03/10/2017	1,519,060
3,000,000	United Company Rusal Ltd. (d)	0.000%	09/30/2016	2,625,001
546,082	Walter Energy Corp.	4.000%	03/04/2018	533,755

				7,446,736

RETAIL: 0.4%
195,000	Ascena Retail Group, Inc.	4.750%	06/08/2018	194,756
133,251	Collective Brands, Inc.	2.993%	08/01/2014	132,542
166,294	Gymboree Corp./The	5.000%	04/11/2018	157,055
349,125	HMK Intermediate Holdings, LLC	7.250%	03/30/2018	349,125
69,824	J. Crew Group, Inc	4.750%	02/10/2018	68,881
266,667	Leslie’s Poolmart, Inc.	4.500%	11/30/2017	261,555
379,949	PETCO Animal Supplies Stores, Inc.	4.500%	11/24/2017	376,530
195,000	Savers, Inc (d)	0.000%	07/09/2019	194,879
530,000	Toys R Us-Delaware, Inc.	5.250%	05/25/2018	481,638

				2,216,961

SERVICES: 0.8%
100,000	Acosta, Inc. (d)	0.000%	03/01/2018	99,750
234,844	Acosta, Inc.	4.750%	02/14/2018	233,963
305,000	Alix Partners, LLP (d)	0.000%	05/31/2019	301,035
37,276	Aramark Corp.	0.096%	01/27/2014	36,851
462,724	Aramark Corp.	2.345%	01/27/2014	457,445
1,443,157	Asurion Corp.	5.500%	05/20/2018	1,433,906
200,000	Asurion Corp.	9.000%	05/20/2019	203,500
240,000	Avis Budget Car Rental, LLC	4.250%	03/02/2019	238,440
76,255	Avis Budget Car Rental, LLC	6.250%	09/21/2018	76,092
165,000	Harbor Freight Tools USA, Inc.	5.500%	11/10/2017	164,175
232,063	Hertz Corp.	3.750%	03/04/2018	229,194
327,692	Moneygram Payment Systems Worldwide, Inc.	4.250%	05/01/2017	321,686
184,538	Protection One, Inc.	5.750%	03/16/2019	183,500
376,108	Sedgwick CMS Holdings, Inc.	5.000%	12/31/2016	373,284
285,899	Vertafore, Inc.	5.250%	07/29/2016	284,228
130,000	Wolverine Healthcare Analytics, Inc.	6.750%	06/15/2019	129,675

				4,766,724

The accompanying notes are an integral part of these financial statements.

ROCHDALE FIXED INCOME OPPORTUNITIES PORTFOLIO

SCHEDULE OF INVESTMENTS at June 30, 2012 (Unaudited), Continued

Principal Amount		Coupon Rate	Maturity Date	Value

TELECOMMUNICATIONS: 1.6%
$539,000	Integra Telecom	9.250%	04/15/2015	$518,114
450,000	Intelsat Jackson Holdings (b)	3.241%	02/01/2014	438,300
2,355,302	Intelsat Jackson Holdings (b)	5.250%	03/17/2018	2,349,909
200,000	Level 3 Communications, Inc.	2.719%	03/13/2014	196,250
4,065,000	Level 3 Communications, Inc.	5.750%	09/01/2018	4,061,178
980,000	Zayo Group LLC (d)	0.000%	06/14/2018	982,274
492,338	Zayo Group LLC	7.750%	11/22/2017	493,776

				9,039,801

TRANSPORTATION: 1.0%
3,000,000	A’ayan Leasing (f)(i)	3.349%	04/13/2011	600,000
80,000	August Holding Co.	6.250%	04/27/2018	79,800
3,000,000	Azerbaijan Railways (b)(d)	0.000%	12/17/2014	2,879,999
951,385	Delphi Corp.	3.500%	03/31/2017	949,006
404,131	HHI Holdings LLC	7.750%	03/18/2017	404,131
430,373	Pinafore, LLC	4.250%	09/29/2016	429,728
442,334	Remy International	6.250%	12/17/2016	441,228
204,488	TI Automotive Ltd.	6.750%	03/09/2018	199,545

				5,983,437

UTILITY: 1.2%
1,481,869	AES Corp.	4.250%	05/25/2018	1,480,253
610,000	Astoria Generating Co. Acquisitions, LLC	4.000%	08/23/2013	538,709
724,059	Calpine Corp.	4.500%	03/04/2018	718,208
84,150	Calpine Corp.	4.500%	04/01/2018	83,472
4,015,458	Interpipe Ukraine (b)(f)	0.468%	03/06/2014	2,991,517
215,000	NGPL Pipeco LLC	6.750%	05/16/2017	211,775
353,590	NRG Energy Inc.	4.000%	06/10/2018	350,740
101,320	TPF Generation Holdings, LLC	4.720%	12/13/2014	98,660
59,241	TPF Generation Holdings, LLC	5.000%	12/15/2013	58,797
684,899	TXU Energy Co. LLC	4.741%	10/10/2017	408,898

				6,941,029

WIRELESS COMMUNICATIONS: 0.5%
412,136	MetroPCS Wireless, Inc.	4.000%	03/15/2018	402,027
2,550,000	Vodafone Americas Finance (f)	6.875%	08/10/2015	2,575,499

				2,977,526

TOTAL LOANS
(Cost $149,410,357)				147,113,319

The accompanying notes are an integral part of these financial statements.

ROCHDALE FIXED INCOME OPPORTUNITIES PORTFOLIO

SCHEDULE OF INVESTMENTS at June 30, 2012 (Unaudited), Continued

Principal Amount/ Shares		Coupon Rate	Maturity Date	Value

WARRANTS: 0.3%
FINANCIAL SERVICES: 0.3%
$1,838,100	Alliance Bank JSC (b)(c)			$607,494
2,739,000	Alliance Bank JSC (b)			905,606

				1,513,100

TOTAL WARRANTS
(Cost $2,403,247)				1,513,100

SHORT TERM INVESTMENTS: 8.8%
COMMERCIAL PAPER: 0.3%
250,000	Astana Finance B.V., 7.88% (b)(f)(j)			25,310
1,500,000	Grupo Senda Autotransportes, S.A. de C.V., 10.50%, Callable 10/03/2012 (b)			1,522,500

				1,547,810

CORPORATE BONDS: 1.7%
1,850,000	AI Finance BV	10.875%	07/15/2012	1,739,000
1,300,000	Banco Curzeiro Do Sul SA (b)	8.000%	09/17/2012	910,000
1,203,538	Crew Gold Corp. (b)	7.300%	09/30/2012	1,200,529
10,308,424	Crew Gold Corp. (b)	9.500%	09/30/2012	1,728,569
2,000,000	Ex-Im Bk Ukraine (CS) (b)	6.800%	10/04/2012	1,993,400
2,300,000	Joint Stock Co. Kazkommertsbank (b)	12.850%	12/18/2012	2,357,500

				9,928,998

MONEY MARKET INVESTMENT: 6.8%
38,958,124	First American Government Obligations Fund, 0.02% (h)			38,958,124

TOTAL SHORT TERM INVESTMENTS
(Cost $50,875,785)				50,434,932

TOTAL INVESTMENTS
(Cost $593,460,790), 103.1%				593,387,541
LIABILITIES IN EXCESS OF OTHER ASSETS, (3.1)%				(17,637,950)

TOTAL NET ASSETS, 100.0%				$575,749,591

(a)	Variable Rate.
(b)	Foreign security.
(c)	144A Security.
(d)	Non-income Producing.
(e)	Restricted that is comprised of 22.72% of net assets.
(f)	Illiquid that is comprised of 6.87% of net assets.
(g)	Private Placement.
(h)	7-Day Yield.
(i)	Security fair valued by Valuation Committee as delegated by the Rochdale Investment Trust Board of Trustees that is it referning to one security comprised of 4.10% of net assets.
(j)	Defaulted security that is comprised of 0.13% of net assets.

The accompanying notes are an integral part of these financial statements.

ROCHDALE FIXED INCOME OPPORTUNITIES PORTFOLIO

SCHEDULE OF INVESTMENTS at June 30, 2012 (Unaudited), Continued

Forward Currency Exchange Contracts

At June 30, 2012, the Portfolio had entered into a “position hedge” forward currency exchange contracts that obligated the Portfolio to deliver and receive specified amounts of currency in exchange for U.S. dollars at a specified future date. The terms of the open contract is as follows:

Sale Contract	Currency Amount Sold	Value at Settlement Date	Value at June 30, 2012	Unrealized Appreciation	Unrealized (Depreciation)
Euro	2,550,000	$3,170,670	$3,227,900	$—	$(57,230)
GBP	1,030,000	1,596,191	1,613,008	—	(16,817)
NOK	10,600,000	1,739,102	1,775,629	—	(36,527)
SEK	1,080,000	158,284	154,674	3,610	—

Total		6,664,247	6,771,211	3,610	(110,574)

The accompanying notes are an integral part of these financial statements.

ROCHDALE FIXED INCOME OPPORTUNITIES PORTFOLIO

SCHEDULE OF INVESTMENTS at June 30, 2012 (Unaudited), Continued

Summary of Fair Value Exposure

The Portfolio has adopted fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the period.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Trust has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Trust’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Portfolio’s investments as of June 30, 2012:

	Level 1	Level 2	Level 3	Total
Corporate Bonds
Aerospace/Defense	$—	$3,084,688	$—	$3,084,688
Automotive	—	23,853,568	—	23,853,568
Building Materials	—	9,268,375	—	9,268,375
Chemicals	—	8,592,937	—	8,592,937
Construction Machinery	—	2,343,937	—	2,343,937
Consumer Products	—	12,141,291	—	12,141,291
Diversified Manufacturing/Operations	—	2,644,621	—	2,644,621
Energy	—	37,161,447	—	37,161,447
Entertainment	—	2,178,063	—	2,178,063
Financial Institutions/Services	—	35,647,879	—	35,647,879
Food & Beverage	—	17,695,473	—	17,695,473
Gaming	—	13,953,608	—	13,953,608
Health Care	—	29,238,063	—	29,238,063
Industrials	—	16,229,522	—	16,229,522
Lodging	—	949,929	—	949,929
Materials	—	4,421,899	—	4,421,899
Media - Cable	—	5,017,531	—	5,017,531
Media - Non-Cable	—	18,705,080	—	18,705,080
Packaging	—	12,972,768	—	12,972,768
Paper	—	2,314,176	—	2,314,176
Real Estate	—	3,147,223	—	3,147,223
Restaurants	—	4,447,563	—	4,447,563

The accompanying notes are an integral part of these financial statements.

ROCHDALE FIXED INCOME OPPORTUNITIES PORTFOLIO

SCHEDULE OF INVESTMENTS at June 30, 2012 (Unaudited), Continued

Summary of Fair Value Exposure, Continued

	Level 1	Level 2	Level 3	Total
Retailers	$—	$13,421,224	$—	$13,421,224
Services	—	4,800,312	—	4,800,312
Sovereign	—	2,180,250	—	2,180,250
Technology	—	42,490,468	—	42,490,468
Telecommunications	—	1,665,065	—	1,665,065
Transportation	—	1,617,688	—	1,617,688
Utility - Electric	—	6,787,688	—	6,787,688
Utility - Natural Gas	—	8,648,472	—	8,648,472
Wireless Communications	—	10,981,000	—	10,981,000

Total Corporate Bonds	—	358,601,808	—	358,601,808

Asset Backed Securities	—	7,501,972	23,001,925	30,503,897

Foreign Government Agency Issues	—	4,204,385	—	4,204,385

Mortgage Backed Security	—	1,016,100	—	1,016,100
Loans
Aerospace	—	2,427,319	—	2,427,319
Broadcasting	—	7,532,995	—	7,532,995
Cable/Wireless Video	—	6,812,175	—	6,812,175
Chemicals	—	4,032,706	—	4,032,706
Consumer Non-Durables	—	1,262,367	—	1,262,367
Diversified Media	—	8,532,870	—	8,532,870
Energy	—	29,890,571	—	29,890,571
Financials	—	9,245,248	—	9,245,248
Food & Drug	—	907,904	—	907,904
Food & Tobacco	—	3,024,727	—	3,024,727
Forest Products/Containers	—	1,151,367	—	1,151,367
Gaming/Leisure	—	3,151,724	—	3,151,724
Health Care	—	13,342,774	—	13,342,774
Housing	—	7,504,258	—	7,504,258
Information Technology	—	6,849,942	—	6,849,942
Manufacturing	—	2,072,158	—	2,072,158
Metals/Minerals	—	7,446,736	—	7,446,736
Retail	—	2,216,961	—	2,216,961
Services	—	4,766,724	—	4,766,724
Telecommunications	—	9,039,801	—	9,039,801
Transportation	—	5,383,437	600,000	5,983,437
Utility	—	6,941,029	—	6,941,029
Wireless Communications	—	2,977,526	—	2,977,526

Total Loans	—	146,513,319	600,000	147,113,319

Warrants	—	1,513,100	—	1,513,100

Short Term Investments	38,958,124	11,476,808	—	50,434,932

Total Investments in Securities	$38,958,124	$530,827,492	$23,601,925	$593,387,541

The accompanying notes are an integral part of these financial statements.

ROCHDALE FIXED INCOME OPPORTUNITIES PORTFOLIO

SCHEDULE OF INVESTMENTS at June 30, 2012 (Unaudited), Continued

Summary of Fair Value Exposure, Continued

There were no transfers into or out of Level 1 fair value measurement during the reporting period, as compared to their classification from the most recent annual report.

See below for transfers into or out of Level 2 and Level 3.

	Security	Market Value
Transfers into Level 2	Glencore International	$4,868,750
	Start VII CLO Ltd. CLN	3,000,000
Transfers out of Level 2	None	—

Net transfers into Level 2		$7,868,750

	Security	Market Value
Transfers into Level 3	None	$—
Transfers out of Level 3	Glencore International	(4,868,750)
	Start VII CLO Ltd. CLN	(3,000,000)

Net transfers out of Level 3		$(7,868,750)

Transfers were made out of Level 3 due to these securities being priced by outside brokers.

Level 3 Reconciliation Disclosure

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

Description	Investments in Securities
Balance as of December 31, 2011	$41,346,575
Accrued discounts/premiums	—
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	(270,000)
Purchases	—
Sales	(9,605,900)
Transfers in and/or out of Level 3*	(7,868,750)

Balance as of June 30, 2012	$23,601,925

*	The information used in the above reconciliation represents fiscal year to date activity for any investments identified as using Level 3 inputs at either the beginning or end of the current fiscal period. Transfers in or out of Level 3 represents either the beginning value (for transfers in) or ending value (for transfers out) of any security or instrument where a change in the pricing level occurred from the beginning to the end of the period.

The accompanying notes are an integral part of these financial statements.

ROCHDALE FIXED INCOME OPPORTUNITIES PORTFOLIO

SCHEDULE OF INVESTMENTS at June 30, 2012 (Unaudited), Continued

Summary of Fair Value Exposure, Continued

The below chart represents quantitative disclosure about significant unobservable inputs for Level 3 fair value measurements:

	Fair Value at June 30, 2012	Valuation Techniques	Unobservable Inputs
A’ayan Leasing	$600,000	Market Quotations	Monthly Broker Quotes
BT SPE, LLC	23,001,925	Market Comparable	Cumulated Collections
			Cumulated Defaults
			Annualized Default Rate
			Cumulated Default Rate
			Pace of Collection
			Pace of Defaults
			Interest Rates

The accompanying notes are an integral part of these financial statements.

ROCHDALE EMERGING MARKETS PORTFOLIO

SCHEDULE OF INVESTMENTS at June 30, 2012 (Unaudited)

Shares		Value

COMMON STOCKS: 90.6%
CHINA: 10.4%
752,360	Anhui Gujing Distillery Co., Ltd.	$2,635,896
3,800,000	Bank of China Ltd.	1,440,071
2,450,000	Evergrande Real Estate Group Ltd.	1,241,114
1,300,000	Minth Group Ltd.	1,395,858
14,500	New Oriental Education & Technology Group Inc. - ADR (a)	355,250
1,856,000	Sunac China Holdings Ltd.	775,133
89,987	Yantai Changyu Pioneer Wine Co. Ltd.	606,645
1,950,000	Zhejiang Expressway Co., Ltd.	1,284,424

		9,734,391

HONG KONG: 30.1%
842,000	AAC Technologies Holdings Inc.	2,420,304
4,086,000	Bosideng International Holdings Ltd.	1,048,104
464,000	China Petroleum & Chemical Corp. (Sinopec)	411,490
350,000	China Unicom (Hong Kong) Ltd.	440,323
742,000	Chow Sang Sang Holdings International Ltd.	1,434,657
289,000	CNOOC Ltd.	573,682
1,475,000	Galaxy Entertainment Group Ltd. (a)	3,642,844
2,044,500	Great Wall Motor Co. Ltd.	4,053,186
358,000	Luk Fook Holdings (International) Ltd.	741,108
3,167,000	Magic Holdings International Ltd.	1,102,211
4,672,000	NagaCorp Ltd.	2,071,640
579,500	Ping An Insurance (Group) Co. of China Ltd.	4,608,840

The accompanying notes are an integral part of these financial statements.

ROCHDALE EMERGING MARKETS PORTFOLIO

SCHEDULE OF INVESTMENTS at June 30, 2012 (Unaudited), Continued

Shares		Value

HONG KONG, Continued
88,000	Tencent Holdings Ltd.	$2,563,564
790,000	Trinity Ltd.	495,917
7,199,500	Xtep International Holdings Ltd.	2,505,643

		28,113,513

INDIA: 19.5%
40,955	Amara Raja Batteries Ltd.	221,517
8,490	Asian Paints Ltd.	591,274
19,250	Bajaj Auto Ltd.	542,265
181,000	Bharti Airtel Ltd.	988,879
219,719	CESC Ltd.	1,140,012
182,067	Cipla Ltd.	1,032,208
402,342	Coal India Ltd.	2,499,010
16,638	Crisil Ltd.	319,857
10,000	Dr. Reddy’s Laboratories Ltd. - ADR	296,800
71,562	Gujarat State Fertilizers & Chemicals Ltd.	539,711
69,186	HDFC Bank Ltd.	698,303
29,026	HDFC Bank Ltd. - ADR	946,248
63,703	ICICI Bank Ltd.	1,026,253
51,800	ICICI Bank Ltd. - ADR	1,678,838
10,550	Infosys Ltd.	474,112
12,837	Infosys Ltd. - ADR	578,435
323,481	ITC Ltd.	1,499,941
148,369	Petronet LNG Ltd.	380,256
173,000	Sobha Developers Ltd.	1,053,151
10,000	Tata Motors Ltd. - ADR	219,600
65,000	United Spirits Ltd.	799,010
256,291	Zee Entertainment Enterprises Ltd.	673,834

		18,199,514

INDONESIA: 8.9%
1,467,500	PT ACE Hardware Indonesia Tbk	789,021
2,117,500	PT Bank Mandiri Tbk	1,623,210
4,000,000	PT BW Plantation Tbk	608,997
26,166,000	PT Ciputra Development Tbk	1,810,796
10,805,500	PT Media Nusantara Citra Tbk	2,289,374
8,515,500	PT Ramayana Lestari Sentosa Tbk	852,230
267,000	PT Surya Citra Media Tbk	270,056

		8,243,684

MALAYSIA: 8.0%
1,673,000	Genting Malaysia Berhad	1,896,646
725,000	Malayan Banking Berhad	1,986,301
3,094,200	Multi-Purpose Holdings Berhad	3,215,513
666,800	YTL Power International Berhad	369,570

		7,468,030

The accompanying notes are an integral part of these financial statements.

ROCHDALE EMERGING MARKETS PORTFOLIO

SCHEDULE OF INVESTMENTS at June 30, 2012 (Unaudited), Continued

Shares		Value

PHILIPPINES: 7.4%
71,000	GT Capital Holdings Inc. (a)	$850,955
6,750,000	Megaworld Corp.	350,837
8,511,000	Metro Pacific Investments Corp.	842,313
400,000	Metropolitan Bank and Trust Co.	878,130
870,380	San Miguel Corp.	2,354,891
5,364,375	SM Prime Holdings Inc.	1,657,628

		6,934,754

THAILAND: 4.8%
2,000,000	L.P.N. Development Public Co. Ltd.	1,083,123
225,100	PTT Exploration & Production Public Co. Ltd.	1,190,706
192,000	Siam Cement Public Co. Ltd./The	2,188,413

		4,462,242

UNITED STATES: 1.5%
22,500	Cognizant Technology Solutions Corp. (a)	1,350,000

TOTAL COMMON STOCKS
(Cost $85,718,591)		84,506,128

SHORT TERM INVESTMENT: 7.0%
MONEY MARKET INVESTMENT: 7.0%
6,570,440	First American Government Obligations Fund, 0.02% (b)	6,570,440

TOTAL SHORT TERM INVESTMENT
(Cost $6,570,440)		6,570,440

TOTAL INVESTMENTS
(Cost $92,289,031), 97.6%		91,076,568
OTHER ASSETS IN EXCESS OF LIABILITIES, 2.4%		2,231,617

TOTAL NET ASSETS, 100.0%		$93,308,185

(a)	Non Income Producing.
(b)	7-Day Yield.

ADR American Depository Receipt.

The accompanying notes are an integral part of these financial statements.

ROCHDALE EMERGING MARKETS PORTFOLIO

SCHEDULE OF INVESTMENTS at June 30, 2012 (Unaudited), Continued

Sector	% of Net Assets
Consumer Discretionary	29.7%
Consumer Staples	9.6%
Energy	5.4%
Financials	28.1%
Health Care	1.4%
Industrials	0.9%
Information Technology	7.9%
Materials	3.6%
Telecommunication Services	1.5%
Utilities	2.5%
Short Term Investment	7.0%

TOTAL INVESTMENTS	97.6%

Other Assets in Excess of Liabilities	2.4%

TOTAL NET ASSETS	100.0%

The accompanying notes are an integral part of these financial statements.

ROCHDALE EMERGING MARKETS PORTFOLIO

SCHEDULE OF INVESTMENTS at June 30, 2012 (Unaudited), Continued

Summary of Fair Value Exposure

The Portfolio has adopted fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the period.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Trust has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Trust’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Portfolio’s investments as of June 30, 2012:

	Level 1	Level 2	Level 3	Total
Common Stock
China	$9,734,391	$—	$—	$9,734,391
Hong Kong	28,113,513	—	—	28,113,513
India	18,199,514	—	—	18,199,514
Indonesia	8,243,684	—	—	8,243,684
Malaysia	7,468,030	—	—	7,468,030
Philippines	6,934,754	—	—	6,934,754
Thailand	4,462,242	—	—	4,462,242
United States	1,350,000	—	—	1,350,000

Total Common Stock	84,506,128	—	—	84,506,128

Short Term Investment	6,570,440	—	—	6,570,440

Total Investments in Securities	$91,076,568	$—	$—	$91,076,568

There were no transfers into or out of Level 1, Level 2 and Level 3 fair value measurements during the reporting period, as compared to their classification from the most recent annual report.

The accompanying notes are an integral part of these financial statements.

ROCHDALE INVESTMENT TRUST

STATEMENTS OF ASSETS AND LIABILITIES at June 30, 2012 (Unaudited)

	Large Growth Portfolio	Large Value Portfolio	Dividend & Income Portfolio

ASSETS
Investments in securities at cost	$23,511,301	$22,619,477	$105,413,446

Investments in securities at value**	$25,174,773	$23,582,733	$127,395,208
Cash	6,280	6,266	196,500
Receivables:
Fund shares sold	41,366	11,175	165,166
Securities sold	694,796	1,145,302	—
Dividends and interest	18,947	21,152	565,482
Prepaid expenses	11,436	12,225	13,197

Total assets	25,947,598	24,778,853	128,335,553

LIABILITIES
Payable upon return of securities loaned (Note 2)	5,986,475	5,001,684	—
Payables:
Custodian	1,713	1,852	10,829
Fund shares redeemed	26,176	43,762	28,752
Line of Credit	—	—	189,000
Advisory fees	4,592	4,792	66,325
Service fees	2,380	2,361	15,306
Administration fees	10,042	9,554	43,772
Distribution fees	12,349	12,363	78,241
Accrued expenses	36,958	38,013	52,287

Total liabilities	6,080,685	5,114,381	484,512

NET ASSETS	$19,866,913	$19,664,472	$127,851,041

Number of shares, $0.01 par value, issued and outstanding (unlimited number of shares authorized)	1,171,714	1,090,286	4,400,547

Net asset value per share*	$16.96	$18.04	$29.05

COMPONENTS OF NET ASSETS
Paid in capital	$25,764,259	$32,711,677	$118,706,877
Undistributed net investment income	—	—	831,620
Accumulated net realized loss on investments	(7,560,818)	(14,010,461)	(13,669,352)
Net unrealized appreciation on:
Investments	1,663,472	963,256	21,981,762
Foreign currency	—	—	134

Net assets	$19,866,913	$19,664,472	$127,851,041

*	Redemption price per share is equal to net asset value less any applicable redemption fee.
**	Includes securities out on loan to brokers with a market value of $5,949,572, $4,965,116 and $0, respectively.

The accompanying notes are an integral part of these financial statements.

ROCHDALE INVESTMENT TRUST

STATEMENTS OF ASSETS AND LIABILITIES at June 30, 2012 (Unaudited)

	Intermediate Fixed Income Portfolio	Fixed Income Opportunities Portfolio	Emerging Markets Portfolio

ASSETS
Investments in securities at cost	$116,313,830	$593,460,790	$92,289,031

Investments in securities at value**	$119,493,992	$593,387,541	$91,076,568
Cash	1,152,000	—	—
Foreign Currency***	—	9,216	2,389,036
Receivables:
Fund shares sold	438,000	990,805	1,613,561
Securities sold	—	4,928,816	1,229,167
Dividends and interest	1,455,453	8,743,380	176,284
Prepaid expenses	14,141	36,769	17,384
Unrealized gain on forward foreign currency contracts	—	3,610	—

Total assets	122,553,586	608,100,137	96,502,000

LIABILITIES
Payable upon return of securities loaned (Note 2)	10,999,458	—	—
Payables:
Custodian	9,671	5,164,937	3,087
Fund shares redeemed	44,102	62,290	14,319
Securities purchased	725,675	26,110,805	2,988,541
Advisory fees	36,010	232,401	73,723
Service fees	13,504	60,825	11,059
Administration fees	35,166	116,763	17,520
Distribution fees	67,385	348,663	50,171
Accrued expenses	53,572	143,288	35,395
Unrealized loss on forward foreign currency contracts	—	110,574	—

Total liabilities	11,984,543	32,350,546	3,193,815

NET ASSETS	$110,569,043	$575,749,591	$93,308,185

Number of shares, $0.01 par value, issued and outstanding (unlimited number of shares authorized)	4,215,456	21,639,210	3,458,308

Net asset value per share*	$26.23	$26.61	$26.98

COMPONENTS OF NET ASSETS
Paid in capital	$109,891,804	$574,900,706	$95,629,212
Undistributed net investment income	119,079	1,202,876	312,452
Accumulated net realized loss on investments	(2,622,002)	(126,624)	(1,417,158)
Net unrealized appreciation/(depreciation) on:
Investments	3,180,162	(73,249)	(1,212,463)
Foreign currency	—	(154,118)	(3,858)

Net assets	$110,569,043	$575,749,591	$93,308,185

*	Redemption price per share is equal to net asset value less any applicable redemption fee.
**	Includes securities out on loan to brokers with a market value of $10,744,366, $0 and $0, respectively.
***	Cost of Foreign Currency is $0, $9,086 and $2,381,895, respectively.

The accompanying notes are an integral part of these financial statements.

ROCHDALE INVESTMENT TRUST

STATEMENTS OF OPERATIONS For the Six Months Ended June 30, 2012 (Unaudited)

	Large Growth Portfolio	Large Value Portfolio	Dividend & Income Portfolio

INVESTMENT INCOME
Income
Dividends(1)	$131,280	$118,000	$3,422,517
Interest	20	57	61,826
Income from securities lending	2,654	1,862	—
Other income	865	869	—

Total income	134,819	120,788	3,484,343

Expenses
Advisory fees	46,495	46,856	398,873
12b-1 fees (Note 3)	23,247	23,428	153,413
Service fees	13,949	14,057	92,048
Fund accounting fees	14,320	13,754	25,679
Administration fees	12,484	12,584	67,586
Transfer agent fees	10,976	11,028	28,080
Registration expense	10,848	11,230	13,940
Audit fees	8,412	8,412	8,372
Custody fees	2,001	2,005	19,950
Legal fees	4,102	3,970	10,168
Reports to shareholders	1,141	1,170	6,470
Trustee fees	649	649	3,244
Insurance expense	614	589	1,568
Miscellaneous	571	571	546

Total expenses	149,809	150,303	829,937
Add: expenses recouped by Advisor (Note 3)	—	—	5,751
Less: expenses waived and reimbursed (Note 3)	(10,324)	(9,735)	—
Add: interest expenses (Note 7)	51	14	134

Net expenses	139,536	140,582	835,822

Net investment income (loss)	(4,717)	(19,794)	2,648,521

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS AND FOREIGN CURRENCY:
Net realized gain (loss) on:
Investments	3,338,522	1,124,345	(1,812,838)
Foreign currency transactions	—	—	(22)
Change in net unrealized appreciation/depreciation on:
Investments	(1,790,805)	(637,921)	5,625,798
Foreign currency translations	—	—	131

Net realized and unrealized gain on investments and foreign currency	1,547,717	486,424	3,813,069

Net increase in net assets resulting from operations	$1,543,000	$466,630	$6,461,590

(1)	Net of foreign tax withheld of $0 for Large Growth Portfolio, $0 for Large Value Portfolio and $15,982 for Dividend & Income Portfolio.

The accompanying notes are an integral part of these financial statements.

ROCHDALE INVESTMENT TRUST

STATEMENTS OF OPERATIONS For the Six Months Ended June 30, 2012 (Unaudited)

	Intermediate Fixed Income Portfolio	Fixed Income Opportunities Portfolio	Emerging Markets Portfolio

INVESTMENT INCOME
Income
Dividends	$142,504	$—	$865,095
Interest	2,437,776	19,022,038	369
Income from securities lending	14,538	—	—

Total income	2,594,818	19,022,038	865,464

Expenses
Advisory fees	214,203	1,355,505	290,219
12b-1 fees (Note 3)	133,877	677,752	72,554
Service fees	80,326	358,118	43,533
Fund accounting fees	36,665	133,737	26,308
Administration fees	59,730	204,180	31,209
Transfer agent fees	16,056	54,410	12,000
Registration expense	13,384	26,044	13,368
Audit fees	8,322	12,410	9,553
Custody fees	18,746	94,250	20,100
Legal fees	12,710	77,775	3,530
Reports to shareholders	4,554	22,934	2,098
Trustee fees	2,896	14,594	3,620
Insurance expense	1,700	6,865	248
Miscellaneous	546	1,038	1,590

Total expenses	603,715	3,039,612	529,930
Add: expenses recouped by Advisor (Note 3)	5,029	—	17,988
Add: interest expenses (Note 7)	66	—	—

Net expenses	608,810	3,039,612	547,918

Net investment income	1,986,008	15,982,426	317,546

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS AND FOREIGN CURRENCY:
Net realized gain (loss) on:
Investments	295,705	154,939	(1,057,563)
Foreign currency transactions	—	38,351	(359,595)
Change in net unrealized appreciation/depreciation on:
Investments	2,000,818	7,676,813	(1,275,578)
Foreign currency translations	—	(196,847)	(3,478)

Net realized and unrealized gain (loss) on investments and foreign currency	2,296,523	7,673,256	(2,696,214)

Net increase (decrease) in net assets resulting from operations	$4,282,531	$23,655,682	$(2,378,668)

The accompanying notes are an integral part of these financial statements.

ROCHDALE INVESTMENT TRUST

STATEMENTS OF CHANGES IN NET ASSETS

	Large Growth Portfolio		Large Value Portfolio
	Six Months Ended 6/30/2012(1)	Year Ended 12/31/2011	Six Months Ended 6/30/2012(1)	Year Ended 12/31/2011

INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment loss	$(4,717)	$(146,482)	$(19,794)	$(88,439)
Net realized gain (loss) on:
Investments	3,338,522	764,736	1,124,345	(413,679)
Foreign currency	—	(29)	—	(41)
Change in net unrealized appreciation/depreciation on investments and foreign currency transactions	(1,790,805)	(7,080,538)	(637,921)	(6,790,066)

Net increase (decrease) in net assets resulting from operations	1,543,000	(6,462,313)	466,630	(7,292,225)

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	5,824,971	5,926,634	6,486,261	6,524,537
Cost of shares redeemed	(2,504,105)	(19,275,586)	(2,623,294)	(17,755,704)
Redemption fees	713	1,647	838	2,641

Net increase (decrease) in net assets resulting from share transactions	3,321,579	(13,347,305)	3,863,805	(11,228,526)

Total increase (decrease) in net assets	4,864,579	(19,809,618)	4,330,435	(18,520,751)

NET ASSETS
Beginning of year	15,002,334	34,811,952	15,334,037	33,854,788

End of year	$19,866,913	$15,002,334	$19,664,472	$15,334,037

Undistributed net investment income	$—	$—	$—	$—

CHANGE IN SHARES
Shares sold	347,575	312,341	350,355	303,517
Shares redeemed	(150,833)	(1,163,992)	(144,002)	(938,607)

Net increase (decrease)	196,742	(851,651)	206,353	(635,090)

(1)	Unaudited.

The accompanying notes are an integral part of these financial statements.

ROCHDALE INVESTMENT TRUST

STATEMENTS OF CHANGES IN NET ASSETS

	Dividend & Income Portfolio		Intermediate Fixed Income Portfolio
	Six Months Ended 6/30/2012(1)	Year Ended 12/31/2011	Six Months Ended 6/30/2012(1)	Year Ended 12/31/2011

INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment income	$2,648,521	$2,679,001	$1,986,008	$3,298,590
Net realized gain (loss) on:
Investments	(1,812,838)	(1,399,383)	295,705	815,878
Foreign currency	(22)	1,213	—	—
Change in net unrealized appreciation/ depreciation on investments and foreign currency transactions	5,625,929	5,848,773	2,000,818	(1,574,380)

Net increase in net assets resulting from operations	6,461,590	7,129,604	4,282,531	2,540,088

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(2,371,890)	(2,680,214)	(2,020,783)	(3,317,162)
From paid in capital	—	(502,299)	—	—

Total distributions to shareholders	(2,371,890)	(3,182,513)	(2,020,783)	(3,317,162)

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	33,141,751	49,570,720	24,477,733	66,170,191
Proceeds from reinvestment of distribution	2,205,323	2,937,873	1,713,933	3,005,607
Cost of shares redeemed	(18,603,627)	(20,226,432)	(25,843,574)	(36,350,191)
Redemption fees	6,263	20,499	1,783	5,365

Net increase in net assets resulting from share transactions	16,749,710	32,302,660	349,875	32,830,972

Total increase in net assets	20,839,410	36,249,751	2,611,623	32,053,898

NET ASSETS
Beginning of year	107,011,631	70,761,880	107,957,420	75,903,522

End of year	$127,851,041	$107,011,631	$110,569,043	$107,957,420

Undistributed net investment income	$831,620	$554,989	$119,079	$153,854

CHANGE IN SHARES
Shares sold	1,160,083	1,802,340	931,864	2,543,831
Shares issued on reinvestment of distribution	76,720	107,354	65,584	115,788
Shares redeemed	(649,426)	(743,554)	(985,599)	(1,387,721)

Net increase	587,377	1,166,140	11,849	1,271,898

(1)	Unaudited.

The accompanying notes are an integral part of these financial statements.

ROCHDALE INVESTMENT TRUST

STATEMENTS OF CHANGES IN NET ASSETS

	Fixed Income Opportunities Portfolio		Emerging Markets Portfolio
	Six Months Ended 6/30/2012(1)	Year Ended 12/31/2011	Six Months Ended 6/30/2012(1)	December 15, 2011(2) through 12/31/2011

INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment income (loss)	$15,982,426	$21,098,834	$317,546	$(5,173)
Net realized gain (loss) on:
Investments	154,939	3,393,550	(1,057,563)	1,366
Foreign currency	38,351	30,776	(359,595)	(5,094)
Change in net unrealized appreciation/depreciation on investments and foreign currency transactions	7,479,966	(18,353,657)	(1,279,056)	62,735

Net increase (decrease) in net assets resulting from operations	23,655,682	6,169,503	(2,378,668)	53,834

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(15,321,409)	(20,481,874)	—	—
From net realized gain	—	(5,263,681)	—	—

Total distributions to shareholders	(15,321,409)	(25,745,555)	—	—

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	114,541,324	297,254,203	96,149,199	5,887,865
Proceeds from reinvestment of distribution	14,263,384	23,867,798	—	—
Cost of shares redeemed	(59,080,221)	(61,814,837)	(6,416,626)	(7,492)
Redemption fees	7,291	15,387	19,923	150

Net increase in net assets resulting from share transactions	69,731,778	259,322,551	89,752,496	5,880,523

Total increase in net assets	78,066,051	239,746,499	87,373,828	5,934,357

NET ASSETS
Beginning of year	497,683,540	257,937,041	5,934,357	—

End of year	$575,749,591	$497,683,540	$93,308,185	$5,934,357

Undistributed (distributions in excess of) net investment income	$1,202,876	$541,859	$312,452	$(5,094)

CHANGE IN SHARES
Shares sold	4,286,501	10,961,285	3,460,862	235,069
Shares issued on reinvestment of distribution	537,448	897,878	—	—
Shares redeemed	(2,208,912)	(2,270,555)	(237,326)	(297)

Net increase	2,615,037	9,588,608	3,223,536	234,772

(1)	Unaudited.
(2)	Commencement of operations.

The accompanying notes are an integral part of these financial statements.

ROCHDALE INVESTMENT TRUST

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each Period
	Large Growth Portfolio
	Six Months Ended 06/30/12(1)		Year Ended 12/31/11		Year Ended 12/31/10		Year Ended 12/31/09		Year Ended 12/31/08	Year Ended 12/31/07

Net asset value, beginning of period	$15.39		$19.06		$15.65		$12.73		$20.65	$19.46

Income from investment operations:
Net investment income (loss)	(0.00	)(2)(3)	(0.09	)(3)	(0.06	)(4)	0.02		0.05	0.01
Net realized and unrealized gain (loss) on investments	1.57		(3.58)		3.47		2.92		(7.92)	1.62

Total from investment operations	1.57		(3.67)		3.41		2.94		(7.87)	1.63

Less distributions:
From net investment income	—		—		—		(0.02)		(0.05)	(0.01)
From net realized gain	—		—		—		—		—	(0.43)

Total distributions	—		—		—		(0.02)		(0.05)	(0.44)

Net asset value, end of period	$16.96		$15.39		$19.06		$15.65		$12.73	$20.65

Total return	10.20	%(5)	(19.25)%		21.79%		23.11%		(38.09)%	8.38%

Ratios/supplemental data:
Net assets, end of period (millions)	$19.9		$15.0		$34.8		$31.0		$29.0	$53.9

Portfolio turnover rate	55.09	%(5)	29.58%		48.44%		94.39%		40.48%	81.88%

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed/recouped	1.61	%(6)	1.40	%(7)	1.31%		1.43%		1.31%	1.23%
After fees waived and expenses absorbed/recouped	1.50	%(6)	1.40	%(7)	1.31%		1.41	%(8)	1.25%	1.24%

Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed/recouped	(0.16	)%(6)	(0.49)%		(0.36)%		0.12%		0.21%	0.04%
After fees waived and expenses absorbed/recouped	(0.05	)%(6)	(0.49)%		(0.36)%		0.14%		0.27%	0.05%

(1)	Unaudited.
(2)	Less than ($0.01) per share.
(3)	Net investment loss per share is calculated by dividing net investment loss by the average shares outstanding throughout the period.
(4)	Net investment loss per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
(5)	Not annualized.
(6)	Annualized.
(7)	The expense ratio includes interest expense paid to the custodian on overdrafts to cover shareholder redemptions. The expense ratio for interest expense paid to the custodian for the year ended December 31, 2011 was 0.01%.
(8)	Effective February 16, 2009, the expense cap was increased from 1.25% to 1.50%.

The accompanying notes are an integral part of these financial statements.

ROCHDALE INVESTMENT TRUST

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each Period
	Large Value Portfolio
	Six Months Ended 06/30/12(1)		Year Ended 12/31/11		Year Ended 12/31/10		Year Ended 12/31/09		Year Ended 12/31/08	Year Ended 12/31/07

Net asset value, beginning of period	$17.35		$22.29		$18.46		$16.84		$28.99	$29.02

Income from investment operations:
Net investment income (loss)	(0.02	)(2)	(0.07	)(2)	(0.02	)(3)	0.10		0.32	0.37
Net realized and unrealized gain (loss) on investments	0.71		(4.87)		3.95		1.63		(12.14)	0.59

Total from investment operations	0.69		(4.94)		3.93		1.73		(11.82)	0.96

Less distributions:
From net investment income	—		—		(0.10)		(0.11)		(0.22)	(0.37)
From net realized gain	—		—		—		—		(0.11)	(0.62)

Total distributions	—		—		(0.10)		(0.11)		(0.33)	(0.99)

Net asset value, end of period	$18.04		$17.35		$22.29		$18.46		$16.84	$28.99

Total return	3.98	%(4)	(22.16)%		21.32%		10.31%		(40.77)%	3.34%

Ratios/supplemental data:
Net assets, end of period (millions)	$19.7		$15.3		$33.9		$29.2		$28.9	$59.2

Portfolio turnover rate	31.86	%(4)	27.54%		47.38%		95.28%		54.72%	20.23%

Ratio of expenses to average net assets:
Before fees waived and expenses recouped	1.60	%(5)	1.41%		1.31%		1.45%		1.32%	1.20%
After fees waived and expenses recouped	1.50	%(5)	1.41%		1.31%		1.44	%(6)	1.25%	1.20%

Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses recouped	(0.31	)%(5)	(0.30)%		(0.14)%		0.59%		1.13%	1.23%
After fees waived and expenses recouped	(0.21	)%(5)	(0.30)%		(0.14)%		0.60%		1.20%	1.23%

(1)	Unaudited.
(2)	Net investment loss per share is calculated by dividing net investment loss by the average shares outstanding throughout the period.
(3)	Net investment loss per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
(4)	Not annualized.
(5)	Annualized.
(6)	Effective February 16, 2009, the expense cap was increased from 1.25% to 1.50%.

The accompanying notes are an integral part of these financial statements.

ROCHDALE INVESTMENT TRUST

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each Period
	Dividend & Income Portfolio
	Six Months Ended 06/30/12(1)		Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09		Year Ended 12/31/08	Year Ended 12/31/07

Net asset value, beginning of period	$28.06		$26.73	$23.71	$20.87		$28.69	$29.72

Income from investment operations:
Net investment income	0.61	(3)	0.90 (3)	0.82 (3)	0.90		0.93	1.51 (2)
Net realized and unrealized gain (loss) on investments	0.92		1.46	3.24	2.94		(7.73)	(0.91)

Total from investment operations	1.53		2.36	4.06	3.84		(6.80)	0.60

Less distributions:
From net investment income	(0.54)		(0.88)	(0.81)	(0.87)		(0.93)	(1.51)
From net realized gain	—		—	—	—		—	(0.06)
Return of capital	—		(0.16)	(0.23)	(0.13)		(0.09)	(0.07)

Total distributions	(0.54)		(1.04)	(1.04)	(1.00)		(1.02)	(1.64)

Paid in capital from redemption fees (Note 2)	0.00	(4)	0.01	0.00 (4)	0.00	(4)	0.00 (4)	0.01

Net asset value, end of period	$29.05		$28.06	$26.73	$23.71		$20.87	$28.69

Total return	5.48	%(5)	9.02%	17.48%	19.21%		(24.31)%	1.91%

Ratios/supplemental data:
Net assets, end of period (millions)	$127.9		$107.0	$70.8	$59.1		$52.3	$74.5

Portfolio turnover rate	4.97	%(5)	20.60%	16.17%	15.69%		6.80%	12.73%

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed/recouped	1.35	%(6)	1.40%	1.35%	1.48%		1.39%	1.34%
After fees waived and expenses absorbed/recouped	1.36	%(6)(8)	1.40%	1.35%	1.47	%(7)	1.35%	1.35%

Ratio of net investment income to average net assets:
Before fees waived and expenses absorbed/recouped	4.33	%(6)	3.27%	3.29%	4.24%		3.93%	5.14%
After fees waived and expenses absorbed/recouped	4.32	%(6)	3.27%	3.29%	4.25%		3.97%	5.13%

(1)	Unaudited.
(2)	Net investment income per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
(3)	Net investment income per share is calculated by dividing net investment income by the average shares outstanding throughout the period.
(4)	Less than $0.01 per share.
(5)	Not annualized.
(6)	Annualized.
(7)	Effective February 16, 2009, the expense cap was increased from 1.35% to 1.60%.
(8)	Earlier in the fiscal year the Fund’s expense ratio was below the previous cap of 1.35% and therefore the Advisor was able to recoup previously waived expenses.

The accompanying notes are an integral part of these financial statements.

ROCHDALE INVESTMENT TRUST

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each Period
	Intermediate Fixed Income Portfolio
	Six Months Ended 06/30/12(1)		Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09		Year Ended 12/31/08	Year Ended 12/31/07

Net asset value, beginning of period	$25.68		$25.89	$25.11	$24.68		$26.28	$26.14

Income from investment operations:
Net investment income	0.49		0.97 (2)	0.95	0.95		1.26	1.17
Net realized and unrealized gain (loss) on investments	0.56		(0.23)	0.79	0.44		(1.60)	0.14

Total from investment operations	1.05		0.74	1.74	1.39		(0.34)	1.31

Less distributions:
From net investment income	(0.50)		(0.95)	(0.96)	(0.96)		(1.26)	(1.17)

Net asset value, end of period	$26.23		$25.68	$25.89	$25.11		$24.68	$26.28

Total return	4.10	%(3)	2.88%	7.01%	5.77%		(1.33)%	5.11%

Ratios/supplemental data:
Net assets, end of period (millions)	$110.6		$108.0	$75.9	$61.6		$52.4	$56.0

Portfolio turnover rate	18.74	%(3)	58.40%	52.39%	70.22%		47.41%	47.46%

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	1.13	%(4)	1.15%	1.12%	1.22%		1.17%	1.14%
After fees waived and expenses absorbed	1.14	%(4)	1.15%	1.15%	1.12	%(5)	0.90%	0.90%

Ratio of net investment income to average net assets:
Before fees waived and expenses absorbed	3.72	%(4)	3.74%	3.82%	3.89%		4.63%	4.37%
After fees waived and expenses absorbed	3.71	%(4)	3.74%	3.79%	3.99%		4.90%	4.61%

(1)	Unaudited.
(2)	Net investment income per share is calculated by dividing net investment income by the average shares outstanding throughout the period.
(3)	Not annualized.
(4)	Annualized.
(5)	Effective February 16, 2009, the expense cap was increased from 0.90% to 1.15%.

The accompanying notes are an integral part of these financial statements.

ROCHDALE INVESTMENT TRUST

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each Period
	Fixed Income Opportunities Portfolio
	Six Months Ended 06/30/12(1)		Year Ended 12/31/11	Year Ended 12/31/10	July 1, 2009(2) through 12/31/09

Net asset value, beginning of period	$26.16		$27.34	$26.56	$25.00

Income from investment operations:
Net investment income(3)	0.78		1.58	1.79	0.76
Net realized and unrealized gain (loss) on investments	0.41		(1.02)	1.07	1.38

Total from investment operations	1.19		0.56	2.86	2.14

Less distributions:
From net investment income	(0.74)		(1.45)	(1.79)	(0.52)
From net realized gain	—		(0.29)	(0.29)	(0.06)

Total distributions	(0.74)		(1.74)	(2.08)	(0.58)

Net asset value, end of period	$26.61		$26.16	$27.34	$26.56

Total return	4.56	%(4)	2.04%	11.10%	8.60	%(4)

Ratios/supplemental data:
Net assets, end of period (millions)	$575.7		$497.7	$257.9	$166.2

Portfolio turnover rate	20.00	%(4)	59.65%	61.60%	22.29	%(4)

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	1.12	%(5)	1.16%	1.18%	1.21	%(5)
After fees waived and expenses absorbed	1.12	%(5)	1.16%	1.18%	1.21	%(5)

Ratio of net investment income to average net assets:
Before fees waived and expenses absorbed	5.90	%(5)	5.80%	6.60%	5.82	%(5)
After fees waived and expenses absorbed	5.90	%(5)	5.80%	6.60%	5.82	%(5)

(1)	Unaudited.
(2)	Commencement of operations.
(3)	Net investment income per share is calculated by dividing net investment income by the average shares outstanding throughout the period.
(4)	Not annualized.
(5)	Annualized.

The accompanying notes are an integral part of these financial statements.

ROCHDALE INVESTMENT TRUST

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each Period
	Emerging Markets Portfolio
	Six Months Ended 06/30/12(1)		December 15, 2011(2) through 12/31/2011

Net asset value, beginning of period	$25.28		$25.00

Income from investment operations:
Net investment income (loss)	0.15	(4)	(0.02	)(3)
Net realized and unrealized gain on investments	1.54	(5)	0.30

Total from investment operations	1.69		0.28

Paid in capital from redemption fees (Note 2)	0.01		0.00	(6)

Net asset value, end of period	$26.98		$25.28

Total return	6.72	%(7)	1.12	%(7)

Ratios/supplemental data:
Net assets, end of period (millions)	$93.3		$5.9

Portfolio turnover rate	55.23	%(7)	5.77	%(7)

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed/ recouped	1.83	%(8)	9.74	%(8)
After fees waived and expenses absorbed/ recouped	1.89	%(8)	2.25	%(8)

Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed/ recouped	1.14	%(8)	(9.64	)%(8)
After fees waived and expenses absorbed/ recouped	1.08	%(8)	(2.15	)%(8)

(1)	Unaudited.
(2)	Commencement of operations.
(3)	Net investment loss per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
(4)	Net investment income per share is calculated by dividing net investment income by the average shares outstanding throughout the period.
(5)	Due to the timing of capital share transactions, the per share amount of net realized and unrealized gain on Investments varies from the amounts shown in the statement of operations.
(6)	Less than $0.01 per share.
(7)	Not annualized.
(8)	Annualized.

The accompanying notes are an integral part of these financial statements.

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NOTES TO FINANCIAL STATEMENTS at June 30, 2012 (Unaudited)

NOTE 1 – ORGANIZATION

The Rochdale Large Growth Portfolio, Rochdale Large Value Portfolio, Rochdale Dividend & Income Portfolio, Rochdale Intermediate Fixed Income Portfolio, Rochdale Fixed Income Opportunities Portfolio and Rochdale Emerging Markets Portfolio (the “Portfolios”) are series of shares of beneficial interest of Rochdale Investment Trust (the “Trust”), which is registered under the Investment Company Act of 1940 (the “1940 Act”) as an open-end management investment company. The Portfolios are diversified funds. Rochdale Investment Management LLC (the “Advisor”) is the Advisor to the Portfolios. Federated Global Investment Management Corp., Seix Investment Advisors LLC and GML Capital LLP (the “Sub-Advisors”) are the Sub-Advisors to the Fixed Income Opportunities Portfolio.

The Rochdale Large Growth, Large Value and Intermediate Fixed Income Portfolios commenced operations on December 31, 1999. The Rochdale Dividend & Income Portfolio commenced operations on June 1, 1999. The Fixed Income Opportunities Portfolio commenced operations on July 1, 2009. The Emerging Markets Portfolio commenced operations on December 15, 2011.

The Rochdale Large Growth Portfolio is a large-cap domestic equity fund with the investment objective of long-term capital appreciation. It seeks to achieve its objective by investing primarily in growth-style equity securities of large U.S. companies with market capitalizations similar to those securities included in indices generally regarded as large-cap growth.

The Rochdale Large Value Portfolio is a large-cap domestic equity fund with the investment objective of long-term capital appreciation. It seeks to achieve its objective by investing primarily in value-style equity securities of large U.S. companies with market capitalizations similar to those securities included in indices generally regarded as large-cap value.

The Rochdale Dividend & Income Portfolio is a dividend-paying equity securities fund. Its investment objective is significant income and, as a secondary focus, long-term capital appreciation. It seeks income primarily from a diversified portfolio of income-generating securities, including dividend-paying equity and fixed income securities.

The Rochdale Intermediate Fixed Income Portfolio is a fixed income fund with the investment objective of current income and, to the extent consistent with this goal, capital appreciation. It seeks to achieve its objective by investing primarily in investment grade fixed-income obligations and intends to have an average portfolio maturity and duration between 3 to 10 years.

The Rochdale Fixed Income Opportunities Portfolio is a high yield corporate debt/bank loan portfolio with the investment objective of high current income. It seeks to generate a high level of income through investments in fixed income securities that are rated below investment grade and generate yields and/or capital appreciation above that which is generally available from traditional fixed income investments.

The Rochdale Emerging Markets Portfolio is an equity/fixed income portfolio that contains securities domiciled in emerging market countries with the investment objective of long-term capital appreciation. It seeks to achieve its investment objective by investing in emerging market companies regardless of capitalization size.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolios. These policies are in conformity with accounting principles generally accepted in the United States of America.

A.

Security Valuation. In valuing the Portfolios’ assets for calculating net asset value, readily marketable portfolio securities listed on a national securities exchange are valued at the last sale price on the business

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NOTES TO FINANCIAL STATEMENTS at June 30, 2012 (Unaudited), Continued

day as of which such values are being determined. If there has been no sale on such exchange on such day, the security is valued at closing bid price. Securities listed on the NASDAQ National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”). Readily marketable securities traded only in an over-the-counter market and not on NASDAQ are valued at the current or last bid price. If no bid is quoted on such day, the security is valued by such method as the Board of Trustees of the Trust shall determine in good faith to reflect the security’s fair value. All other assets of the Portfolios are valued in such manner as the Board of Trustees in good faith deems appropriate to reflect their fair value.

The Portfolios adopted fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards define fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The fair value hierarchy is organized into three levels based upon the assumptions (referred to as “inputs”) used in pricing the asset or liability. These standards state that “observable inputs” reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from independent sources and “unobservable inputs” reflect an entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability.

In May 2011, the FASB issued “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements” in GAAP and the International Financial Reporting Standards (“IFRS”). This requirement amends FASB Fair Value Measurements and Disclosures to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and IFRS. This requirement is effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. The Portfolios have disclosed the applicable requirements of this accounting standard in their financial statements.

B.	Share Valuation. Each Portfolio’s share price (net asset value) is determined as of the close of the regular session of trading on the NASDAQ (normally 4:00 p.m., eastern time). The net asset value per share of each Portfolio is calculated by dividing the sum of the value of the securities held by the Portfolio plus cash or other assets minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding of the Portfolio, rounded to the nearest cent. The offering and redemption price per share of each Portfolio is equal to a Portfolio’s net asset value per share. The Portfolios charge a redemption fee on shares redeemed or exchanged within 45 days of purchase. These fees are deducted from the redemption proceeds otherwise payable to the shareholder. Each Portfolio will retain the fee charged as paid-in capital and such fees become part of the Portfolio’s daily net assets value (“NAV”) calculations.

C.

Federal Income Taxes. The Portfolios intend to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of their taxable income to their shareholders. Therefore, no federal income tax provision is required. Under current tax law, capital and currency losses realized after October 31 and prior to the Portfolios’ fiscal year end may be deferred as

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NOTES TO FINANCIAL STATEMENTS at June 30, 2012 (Unaudited), Continued

occurring on the first day of the following fiscal year. For the year ended December 31, 2011, the Portfolio indicated below has Post October losses:

Portfolio	Post October Loss Currency	Post October Loss
Large Cap Growth Portfolio	$—	$—
Large Cap Value Portfolio	—	135
Dividend & Income Portfolio	—	2,049,901
Intermediate Fixed Income Portfolio	—	145,438
Fixed Income Opportunities Portfolio	—	260,947
Emerging Markets Portfolio	5,094	—

The Dividend & Income Portfolio also had passive loss deferrals in the amount of $289,543.

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Portfolios will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

For Federal income tax purposes, the Portfolios indicated below have capital loss carryforwards, which expire in the year indicated, as of December 31, 2011, which are available to offset future capital gains, if any:

	Capital losses expiring in:

Portfolio	2016	2017	2018	Short Term Unlimited	Long Term Unlimited	Total
Large Cap Growth Portfolio	$1,950,895	$8,948,445	$—	$—	$—	$10,899,340
Large Cap Value Portfolio	3,653,346	11,065,414	—	415,911	—	15,134,671
Dividend & Income Portfolio	1,513,139	6,396,837	1,455,054	—	371,911	9,736,941
Intermediate Fixed Income Portfolio	529,324	2,240,343	—	—	—	2,769,667

The Portfolios adopted accounting standards regarding recognition and measurement of tax positions taken on a tax return. These standards had no impact on the Portfolios’ net assets or results of operations. These standards require the Portfolios to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions. Open tax years are those that are open for exam by taxing authorities. Major jurisdictions for the Portfolios only relate to Federal tax years. As of June 30, 2012, open Federal tax years include the tax year ended December 31, 2008 through December 31, 2011.

D.	Security Transactions and Investment Income. Security transactions are accounted for on the date the security is purchased or sold (trade date). The cost of securities sold is determined under the identified cost method. Dividend income is recognized on the ex-dividend date, and interest income is recognized on the accrual basis. Purchase discounts and premiums on securities held by the Portfolios are accreted and amortized to maturity using the effective interest method.

E.

Foreign Currency. Values of investments denominated in foreign currencies are converted into U.S. dollars using the spot market rate of exchange at the time of valuation. Purchases and sales of investments

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NOTES TO FINANCIAL STATEMENTS at June 30, 2012 (Unaudited), Continued

and dividend and interest income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such translations. The gain or loss resulting from changes in foreign exchange rates is included with net realized and unrealized gain or loss from investments, as appropriate. Foreign securities and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin.

F.	Forward Foreign Currency Contracts. A forward foreign currency contract is an agreement between two parties to buy or sell a currency at a set price on a future date. Forward contracts are marked to market daily and the change in market value is recorded by the Portfolio as an unrealized gain or loss. When a contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The Portfolio could be at risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably.

G.	Distributions to Shareholders. Distributions from net investment income and realized gains, if any, are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for foreign currency transactions, net operating losses, passive foreign investment companies and post-October capital and currency losses.

The Dividend & Income Portfolio has made certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon available funds from operations. It is common for these dividends to exceed the REIT’s taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital. The Fund has also made certain investments in partnerships which pay dividends to their shareholders based on available funds from operations. The Fund intends to include the gross dividends from such REITs and partnerships in its distributions to its shareholders and, accordingly, a portion of the Fund’s distributions may also be designated as a return of capital.

H.	Option Writing. Each Portfolio may write (sell) covered call options and secured put options on securities and indices. When the Portfolio writes an option, an amount equal to the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Portfolio on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Portfolio. The Portfolio as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

I.	Loans of Portfolio Securities. Each Portfolio may lend its portfolio securities to banks, brokers and dealers. Lending portfolio securities exposes a Portfolio to risks such as (i) the borrower may fail to return the loaned securities, (ii) the borrower may not be able to provide additional collateral, or (iii) a Portfolio may experience delays in recovery of the loaned securities or loss of rights in the collateral if the borrower fails financially. To minimize these risks, the borrower must agree to maintain collateral with Portfolios’ custodian, marked to market daily, in the form of cash and/or U.S. government obligations, in an amount at least equal to 102% of the market value of the loaned securities. Each Portfolio will limit the amount of its loans of portfolio securities to no more than 50% of its total assets.

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NOTES TO FINANCIAL STATEMENTS at June 30, 2012 (Unaudited), Continued

At June 30, 2012, the following Portfolios loaned equity securities having a market value and received equity securities collateral for the loan as follows:

Portfolio	Market Value	Collateral
Rochdale Large Growth Portfolio	$5,949,572	$5,986,475
Rochdale Large Value Portfolio	4,965,116	5,001,684
Rochdale Intermediate Fixed Income Portfolio	10,744,366	10,999,458

J.	Use of Estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

K.	Securities Sold Short. To the extent the Portfolios engage in selling securities short, they are obligated to replace a security borrowed by purchasing the same security at the current market value. The Portfolios would incur a loss if the price of the security increases between the date of the short sale and the date on which the Portfolios replace the borrowed security. The Portfolios would realize a gain if the price of the security declines between those dates.

The Portfolios are required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale and the Portfolios must also maintain a deposit with the broker consisting of cash having a value equal to a specified percentage of the value of the securities sold short.

L.	Indemnifications. Under the Trust’s organizational documents, its current and former officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Portfolios enter into contracts that contain a variety of representations and warranties that provide general indemnifications. The Portfolios’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolios that have not yet occurred or that would be covered by other parties.

M.	High-Yield Bonds. The Intermediate Fixed Income Portfolio and Fixed Income Opportunities Portfolio may invest in lower-rated corporate bonds (also known as “junk bonds”). The security selection process includes an analysis of the issuer’s financial condition, business and product strength, competitive position and management expertise. Below investment grade securities involve greater risk of defaults, downgrades, price declines and volatility than investment grade securities. Below investment grade securities may also be less liquid than higher quality securities. In addition, issuers of high yield securities may be more susceptible than other issuers to economic downturns. High yield securities are subject to the risk that the issuer may not be able to pay interest or dividends and ultimately to repay principal upon maturity. Discontinuation of these payments could substantially adversely affect the market value of the security. High yield securities may be less liquid than higher quality investments. A security whose credit rating has been lowered may be particularly difficult to sell. Generally, the lower the rating of a debt security, the higher its credit risk.

N.

Floating Rate Loans and Related Instruments. These instruments — which include first and second lien senior floating rate loans and other floating rate debt securities — generally consist of loans made by banks and other large financial institutions to various companies and are typically senior in the borrowing companies’ capital structure. Coupon rates on these loans are most often floating, not fixed, and are tied to a benchmark lending rate (such as the London Interbank Offered Rate or “LIBOR”). Additionally, to the extent that the Fixed Income Opportunities Portfolio invests in senior loans to non-U.S. borrowers, the

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NOTES TO FINANCIAL STATEMENTS at June 30, 2012 (Unaudited), Continued

Portfolio may be subject to the risks associated with any foreign investments. The Portfolio may also acquire junior debt securities or securities with a lien on collateral lower than a senior claim on collateral. The risks associated with floating rate loans are similar to the risks of below investment grade securities. In addition, the value of the collateral securing the loan may decline, causing a loan to be substantially unsecured. Difficulty in selling a floating rate loan may result in a loss. The purchase and sale of bank loans are subject to the terms and conditions of the underlying credit agreements, which may substantially limit the number of purchasers that may be eligible to purchase such bank loans. Bank loans are not traded on an exchange and purchasers and sellers of bank loans generally rely on market makers, typically the administrative agent under a bank loan, to effect private sales transactions. As a result of these limitations, the bank loans may have relatively less liquidity than other types of fixed income assets, and the Portfolio may be more likely to incur losses on the sale of bank loans than on other, more liquid, investments. Borrowers may pay back principal before the scheduled due date when interest rates decline, which may require the Portfolio to replace a particular loan with a lower-yielding security. There may be less extensive public information available with respect to loans than for rated, registered or exchange listed securities. The Portfolio may also acquire loan participations, by which the Portfolio has the right to receive payments of principal, interest and fees from an intermediary (typically a bank, financial institution or lending syndicate) that has a direct contractual relationship with a borrower. Absent a direct contractual relationship with the borrower, the Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Portfolio may not benefit directly from any collateral supporting the underlying loan. As a result, the Portfolio may be exposed to the credit risk of both the borrower and the intermediary offering the participation. The Portfolio may have difficulty disposing of loan participations as the market for such instruments are not highly liquid and may have limited or no right to vote on changes that may be made to the underlying loan agreement. Such investments may involve risks in addition to those noted above, for example, if a loan is foreclosed, the Portfolio could become part owner of any collateral and would bear the costs and liability associated with such ownership. The Portfolio’s purchases and sales of floating rate loans and related instruments often occur with delivery or payment dates beyond the normal settlement period. At the time the Portfolio enters into a commitment to purchase or sell such loans, the transaction is recorded at the value of the loan. When these transactions settle, the buyer compensates the seller an amount related to the income opportunity cost related to the delayed settlement. Certain risks may arise upon entering into delayed delivery transactions from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

O.	Asset-Backed Securities. The Portfolios may invest in asset-backed securities, which represent participations in, or are secured by and payable from, pools of assets including company receivables, truck and auto loans, leases and credit card receivables. The asset pools that back asset-backed securities are securitized through the use of privately-formed trusts, special purpose corporations or other entities. Payments or distributions of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the trust or corporation, or other credit enhancements may be present. Certain asset backed securities may be considered derivative instruments. Asset-backed securities may have prepayment risks, which is the risk that when interest rates are declining, issuers of fixed income securities held by the Portfolio may prepay principal earlier than scheduled. As a result, the Portfolio may have to reinvest these prepayments at then-prevailing lower rates, which may, in turn, reduce income. The Portfolio may participate in arrangements designed to provide qualified borrowers with a revolving line of credit. Commonly referred to as “revolvers,” these instruments effectively require that the lenders (including participating investors such as the Portfolios) can meet this continuing obligation. Under certain circumstances, participating investors may be required to segregate assets to ensure that such obligation is satisfied.

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NOTES TO FINANCIAL STATEMENTS at June 30, 2012 (Unaudited), Continued

P.	Restricted Securities. Include securities that have not been registered under the Securities Act of 1933, as amended, and securities that are subject to restrictions on resale. A Portfolio may invest in restricted securities that are consistent with a Portfolio’s investment objective and investment strategies. A Portfolio will not invest in a restricted security if, immediately after and as a result of the investment in such security, more than 15% of the Portfolio’s net assets would be invested in illiquid securities. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer’s expense either upon demand by the Portfolio or in connection with another registered offering of the securities. Investments in restricted securities are valued at fair value as determined in good faith in accordance with procedures adopted by the Board of Trustees. It is possible that the estimated value may differ significantly from the amount that might ultimately be realized in the near term, and the difference could be material.

NOTE 3 – COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

The Advisor provides the Portfolios with investment management services under an Investment Advisory Agreement. The Advisor furnishes all investment advice, office space, facilities, and most of the personnel needed by the Trust. As compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 0.50% from the Large Growth and Large Value Portfolios; 0.65% from the Dividend & Income Portfolio; 0.40% from the Intermediate Fixed Income Portfolio; 0.50% from the Fixed Income Opportunities Portfolio; and 1.00% from the Emerging Markets Portfolio, based upon the average daily net assets of each Portfolio. Federated Global Investment Management Corp., Seix Investment Advisors LLC and GML Capital LLP are the Sub-Advisors to the Fixed Income Opportunities Portfolio. As compensation for its services, Federated Global Investment Management Corp. and Seix Investment Advisors LLC are entitled to a monthly fee at the annual rate of 0.40% paid by the Advisor and GML Capital LLP is entitled to a monthly fee at the annual rate of 0.50% paid by the Advisor.

The Advisor also furnishes the Portfolios with certain administrative services and the personnel associated with the provision of those services as well as personnel to serve as executive officers of the Trust. For these services, the Advisor is paid on a per Portfolio basis a fee based upon the average daily net assets of these Portfolios at the annual rate of 0.15% for the first $250 million in assets, 0.12% for the next $250 million, 0.10% for the next $500 million, and 0.08% for assets exceeding $1 billion.

The Portfolios are responsible for their own operating expenses. The Advisor has agreed to reduce fees payable to it by the Portfolios to the extent necessary to limit each Portfolio’s aggregate annual operating expenses to a maximum of 1.50%, 1.50%, 1.60%, 1.15%, 1.50% and 2.25% of average net assets for the Rochdale Large Growth, Large Value, Dividend & Income, Intermediate Fixed Income, Fixed Income Opportunities and Emerging Markets Portfolios, respectively. Prior to February 16, 2009, the Advisor had contractually agreed to reduce its fees and/or pay expenses for each Portfolio’s Total Annual Fund Operating Expenses (excluding interest, taxes, and acquired fund fees and expenses) to 1.25%, 1.25%, 1.35% and 0.90% for the Large Growth, Large Value, Dividend & Income and Intermediate Fixed Income Portfolios, respectively. Any reductions made by the Advisor in its fees or payments or reimbursement of expenses which are the Portfolios’ obligation may be subject to reimbursement to the Advisor within the following three years, provided the Portfolios are able to effect such reimbursement and remain in compliance with applicable limitations in effect at the time the expense or fee was reduced. For the six months ended June 30, 2012, the Advisor has recouped expenses previously reimbursed of $5,751 for the Dividend & Income Portfolio, $5,520 for the Intermediate Fixed Income Portfolio and $17,988 for the Emerging Markets Portfolio and the Advisor has reimbursed expenses in excess of the limit in the amount of $10,324 for the Large Growth Portfolio and $9,735 for the Large Value Portfolio.

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NOTES TO FINANCIAL STATEMENTS at June 30, 2012 (Unaudited), Continued

At June 30, 2012, the cumulative amounts available for reimbursement that have been paid and/or waived by the Advisor on behalf of the Portfolios are as follows:

Portfolio	Unrecouped
Rochdale Large Growth Portfolio	$14,479
Rochdale Large Value Portfolio	12,269
Rochdale Intermediate Fixed Income Portfolio	23,207

At June 30, 2012, the Advisor may recapture a portion of the above amounts no later than the dates as stated below:

	December 31,
Portfolio	2012	2013	2014	2015
Rochdale Large Growth Portfolio	$4,155	$0	$0	$10,324
Rochdale Large Value Portfolio	2,534	0	0	9,735
Rochdale Intermediate Fixed Income Portfolio	23,207	0	0	0

RIM Securities LLC, an affiliate of the Advisor, which serves as the distributor of the Trust’s shares has advised the Trust that it retained net selling commission for the six months ended June 30, 2012 as follows:

Portfolio	Retained Net Selling Commission
Rochdale Large Growth Portfolio	$2
Rochdale Large Value Portfolio	1
Rochdale Dividend & Income Portfolio	793
Rochdale Intermediate Fixed Income Portfolio	0
Rochdale Fixed Income Opportunities Portfolio	1,500
Rochdale Emerging Markets Portfolio	2,281

The Portfolios have adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1. The Plan provides that the Portfolios may pay for distribution and related expenses up to an annual rate of 0.25% of each Portfolio’s average net assets to the Advisor, as the Trusts’ distribution coordinator. For the six months ended June 30, 2012, the amounts paid to the Advisor were as follows:

Portfolio	Distribution Plan Expense
Rochdale Large Growth Portfolio	$23,247
Rochdale Large Value Portfolio	23,428
Rochdale Dividend & Income Portfolio	153,413
Rochdale Intermediate Fixed Income Portfolio	133,877
Rochdale Fixed Income Opportunities Portfolio	677,752
Rochdale Emerging Markets Portfolio	72,554

U.S. Bancorp Fund Services, LLC (the “Administrator”) acts as the Trust’s Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Portfolios; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Portfolios’

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NOTES TO FINANCIAL STATEMENTS at June 30, 2012 (Unaudited), Continued

custodian, transfer agent and accountants; coordinates the preparation and payment of Portfolio expenses and reviews the Portfolio’s expense accruals. For its services, the Administrator receives a monthly fee from each Portfolio at an annual rate of 0.10% for the first $200 million, 0.05% for the next $300 million and 0.03% thereafter of average net assets, with a minimum annual fee per fund of $22,500.

RIM Securities LLC also acts as the Portfolios’ principal underwriter in a continuous public offering of the Portfolios’ shares.

During the six months ended June 30, 2012, RIM Securities LLC received $6,633 in brokerage fee commissions with respect to the Portfolios’ transactions, which constituted less than 1% of the Portfolios’ brokerage commissions during the period.

Certain officers and trustees of the Trust are also officers and/or directors of the Advisor or Distributor.

NOTE 4 – PURCHASES AND SALES OF SECURITIES

The cost of purchases and the proceeds from sales of securities, other than short-term investments and U.S. Government securities, for the six months ended June 30, 2012 are as follows:

Portfolio	Purchases	Sales
Rochdale Large Growth Portfolio	$17,755,915	$9,523,362
Rochdale Large Value Portfolio	15,312,903	5,091,470
Rochdale Dividend & Income Portfolio	31,588,994	5,900,964
Rochdale Intermediate Fixed Income Portfolio	11,340,791	9,506,759
Rochdale Fixed Income Opportunities Portfolio	238,066,313	94,477,797
Rochdale Emerging Markets Portfolio	109,594,230	28,189,758

The cost of purchases and the proceeds from sales of U.S. Government securities, other than short-term investments, for the six months ended June 30, 2012 are as follows:

Portfolio	Purchases	Sales
Rochdale Large Growth Portfolio	$—	$—
Rochdale Large Value Portfolio	—	—
Rochdale Dividend & Income Portfolio	—	—
Rochdale Intermediate Fixed Income Portfolio	10,443,700	8,825,343
Rochdale Fixed Income Opportunities Portfolio	—	—
Rochdale Emerging Markets Portfolio	—	—

NOTE 5 – DERIVATIVES AND HEDGING DISCLOSURES

Derivatives and Hedging requires enhanced disclosures about a Portfolio's derivative and hedging activities, including how such activities are accounted for and their effects on a Portfolio's financial position, performance and cash flows. The Fixed Income Opportunities Portfolio invested in forward contracts during the six months ended June 30, 2012.

ROCHDALE INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS at June 30, 2012 (Unaudited), Continued

The effects of these derivative instruments on the Portfolio's financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations are presented in the tables below. The fair values of derivative instruments as of June 30, 2012 by risk category are as follows:

	Asset Derivatives
Derivatives not designated as hedging instruments, carried at fair value	Statement of Asset and Liabilities Location	Fair Value
Foreign currency contract	Unrealized gain on forward foreign currency contracts	$3,610
	Unrealized loss on forward foreign currency contracts	$(110,574)

The effects of derivative instruments on the Statement of Operations for the six months ended June 30, 2012 is as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not designated as hedging instruments, carried at fair value	Forward Contract
Foreign currency contract	$345,920

Change in Unrealized Appreciation/Depreciation on Derivatives Recognized in Income
Derivatives not designated as hedging instruments, carried at fair value	Forward Contract
Foreign currency contract	$(106,964)

NOTE 6 – TAX INFORMATION

As of December 31, 2011, the tax basis of the Portfolios’ components of distributable earnings/(deficit) were as follows:

	Large Growth Portfolio	Large Value Portfolio
Cost of investments for tax purposes	$13,149,451	$15,347,640

Gross tax unrealized appreciation	3,454,277	1,723,638
Gross tax unrealized depreciation	—	(122,461)

Net tax unrealized appreciation on investments*	3,454,277	1,601,177
Undistributed ordinary income	—	—
Other accumulated losses	(10,899,340)	(15,134,806)

Total accumulated losses	$(7,445,063)	$(13,533,629)

ROCHDALE INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS at June 30, 2012 (Unaudited), Continued

	Dividend & Income Portfolio	Intermediate Fixed Income Portfolio	Fixed Income Opportunities Portfolio	Emerging Markets Portfolio
Cost of investments for tax purposes	$84,727,841	$119,680,914	$513,268,815	$6,487,640

Gross tax unrealized appreciation	22,751,453	2,679,704	6,047,955	105,081
Gross tax unrealized depreciation	(5,620,607)	(1,502,962)	(13,856,984)	(41,966)

Net tax unrealized appreciation (depreciation) on investments*	17,130,846	1,176,742	(7,809,029)	63,115
foreign currency	3	—	—	(380)
Undistributed ordinary income	—	153,854	584,588	—
Undistributed gains	—	—	—	—
Other accumulated losses	(12,076,385)	(2,915,105)	(260,947)	(5,094)

Total accumulated earnings/(losses)	$5,054,464	$(1,584,509)	$(7,485,388)	$57,641

*	The difference between book basis and tax basis unrealized appreciation/depreciation is attributable primarily to the tax deferral of wash sales, partnership income and passive foreign investment companies.

The tax composition of dividends for the six months ended June 30, 2012 was as follows:

Ordinary Income
Dividend & Income Portfolio	$2,371,890
Intermediate Fixed Income Portfolio	2,020,783
Fixed Income Opportunities Portfolio	15,321,409

The tax composition of dividends for the year ended December 31, 2011 was as follows:

	Long-Term Capital Gains	Ordinary Income	Return of Capital
Dividend & Income Portfolio	$—	$2,680,214	$502,299
Intermediate Fixed Income Portfolio	—	3,317,162	—
Fixed Income Opportunities Portfolio	4,793,403	20,952,152	—

NOTE 7 – LINE OF CREDIT

Each of the Portfolios, except for the Fixed Income Opportunities has an unsecured Loan Agreement (“LOC”) with U.S. Bank N.A. Under the terms of the LOC, borrowings for an individual Portfolio were limited to either the lesser of 10% of the Portfolios’ net assets or an explicit amount on the LOC. Interest is charged to each Portfolio based on its borrowings at prime rate minus 0.50%.

ROCHDALE INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS at June 30, 2012 (Unaudited), Continued

Borrowing activity under the LOC for the six months ended June 30, 2012, was as follows:

Portfolio	Maximum Amount of Line of Credit	Interest Expense	Average Rate	Average Borrowings	Maximum Amount Outstanding
Rochdale Large Growth Portfolio	$2,000,000	$51	2.75%	$74,222	$122,000
Rochdale Large Value Portfolio	2,000,000	14	2.75	29,500	56,000
Rochdale Dividend & Income Portfolio	2,000,000	134	2.75	195,444	336,000
Rochdale Intermediate Fixed Income Portfolio	2,000,000	66	2.75	172,400	414,000

Average borrowing activity was calculated using the number of days for amounts outstanding in the Large Growth, Large Value, Dividend & Income and Intermediate Fixed Income Funds, respectively.

NOTE 8 – PROXY RESULTS

On June 15, 2012, a special meeting of Shareholders was held to consider approving a new advisory agreement for the Trust and new sub-advisory agreements for the Fixed Income Opportunities Portfolio. The new agreements were substantially the same as those currently in place except for their effective date, the name of the Advisor and, in the case of the new sub-advisory agreements, omission of the customary initial two year suspension of the annual review requirement.

The following table illustrates the specifics of the vote with respect to the new advisory agreement:

For	Against	Abstain
27,193,530	45,849	14,442

The following table illustrates the specifics of the vote with respect to the new sub-advisory agreements for the Fixed Income Opportunities Portfolio. Each sub-advisor, Federated Global Investment Management Corp., Seix Investment Advisors LLC and GML Capital LLP, received the same number of votes indicated in the table below:

For	Against	Abstain
17,868,553	18,076	—

NOTE 9 – SUBSEQUENT EVENT

In preparing these financial statements, the Trust has evaluated events after June 30, 2012 that would require adjustment to or additional disclosure in these financial statements.

On July 2, 2012, the Advisor and City National Bank (“City National”) signed an agreement pursuant to which City National has acquired 100% ownership of the Advisor’s Parent Company.

ROCHDALE INVESTMENT TRUST

TRUSTEE AND OFFICER INFORMATION (UNAUDITED)

The Trustees of the Trust, who were elected for an indefinite term by the initial shareholders of the Trust, are responsible for the overall management of the Trust, including, general supervision and review of the investment activities of the Portfolios. The Trustees, in turn, elect the officers of the Trust, who are responsible for administering the day to day operations of the Trust and its separate series. The current Trustees and officers, their affiliations and principal occupations for the past five years are set forth below. The Statement of Additional Information includes additional information about the Trustees and is available, without charge, by calling 1-866-209-1967.

Interested Trustees and Officers
Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Garrett R. D’Alessandro 570 Lexington Avenue New York, NY 10022 Age: 54	President, Chairman and Trustee	Since 1998 Since 2012 Since 2011	President, Chief Executive Officer and Director of Research of Rochdale Investment Management	6	*

William O’Donnell 570 Lexington Avenue New York, NY 10022 Age: 48	Treasurer	Since 2011	Chief Financial Officer of Rochdale Investment Management LLC since July 2011; Financial Consultant, October 2009 to June 2011; Financial Officer, Compliance Officer & Corporate Secretary Trustee – Clay Finlay Pension Plan of Clay Finlay LLC, October 1990 to September 2009.	N/A	N/A

Barbara Hawkesworth 570 Lexington Avenue New York, NY 10022 Age: 39	Chief Compliance Officer	Since 2011	Executive Vice President, Chief Compliance Officer and Deputy General Counsel for Rochdale Investment Management and Symphonic Financial Advisors.	N/A	N/A

Kurt Hawkesworth 570 Lexington Avenue New York, NY 10022 Age: 40	Secretary	Since 2010	Chief Operating Officer, General Counsel, Rochdale Investment Management	N/A	N/A

ROCHDALE INVESTMENT TRUST

TRUSTEE AND OFFICER INFORMATION (UNAUDITED)

Independent Trustees
Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Daniel A. Hanwacker, Sr. 570 Lexington Avenue New York, NY 10022 Age: 60	Trustee	Since 2011	CEO and President, Hanwacker Associates, Inc. (asset management & consulting and executive search services)	6	*

Susan Henshaw Jones 570 Lexington Avenue New York, NY 10022 Age: 64	Trustee	Since 2011	President and Director, Museum of the City of New York.	6	*

Jay C. Nadel 570 Lexington Avenue New York, NY 10022 Age: 53	Trustee	Since 2011	Financial Services Consultant	6	Lapolla Industries, Inc. (2007-present);*

*	Rochdale Core Alternative Strategies Fund LLC; Rochdale Core Alternative Strategies Fund TEI LLC; Rochdale Core Alternative Strategies Master Fund; Rochdale Structured Claims Fixed Income Fund LLC; Rochdale Alternative Total Return Fund LLC; Rochdale International Trade Fixed Income Fund and Rochdale Royalty Rights Fund.

ROCHDALE INVESTMENT TRUST

ADDITIONAL INFORMATION (UNAUDITED)

Proxy Voting Policies and Procedures

You may obtain a description of the Portfolios’ proxy voting policies and procedures and information regarding how the Portfolios voted proxies related to portfolio securities, without charge, upon request by contacting the Portfolios directly at 1-800-245-9888; or on the EDGAR Database on the SEC’s website at www.sec.gov.

Quarterly Form N-Q Portfolio Schedule

Each Portfolio will file its complete portfolio schedule with the Securities and Exchange Commission (“SEC”) on Form N-Q at the end of the first and third fiscal quarters within sixty days of the end of the quarter to which it relates. The Portfolios’ Form N-Qs will be available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room. For information about the operation of the Public Reference Room, please call 1-202-942-8090.

ROCHDALE INVESTMENT TRUST

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENTS (UNAUDITED)

During the period covered by this report, the Board, including a majority of the independent Trustees, approved (i) the renewal of the Advisory Agreement between Rochdale and the Trust with respect to each of the Portfolios offered by the Trust; (ii) the renewal of certain agreements (collectively, “Subadvisory Agreements”) pursuant to which Federated Investment Management Company (“Federated”), Seix Advisors (“Seix”) and GML Capital LLP (“GML”), (the “Subadvisors”) provide additional portfolio management services to Rochdale Fixed Income Opportunities Portfolio (“RFIOP”). The Board also approved new agreements (collectively the “New Agreements”), each of which was also subsequently approved by the shareholders of the Trust, between the Trust and each of these entities. The New Agreements were intended to take effect upon the closing of the purchase of Rochdale’s parent company by City National Bank (the “Transaction”). The Transaction was completed on July 2, 2012 and each of the New Agreements took effect on that date. Each of the New Agreements is substantially the same as the agreement it replaced. In accordance with regulations promulgated by the Securities and Exchange Commission, a summary of the material factors taken into consideration by the Board of Trustees has been prepared, including a summary of the conclusions reached by the Board of Trustees with respect to these factors. Overall, the Board concluded that continuation of the Advisory Agreement and Subadvisory Agreements would be in the best interest of the Portfolios and consistent with the expectations of their shareholders.

Continuation of the Rochdale Advisory Agreement and Approval of the New Rochdale Advisory Agreement. In reviewing the nature, extent and quality of advisory services provided by the Advisor, the Board considered the performance of the Portfolios relative to their respective benchmarks, the Advisor’s investment methodologies (including the proprietary investment models and quantitative analysis made available to the Portfolios by Rochdale) and information, assembled by a third party service provider, about the performance achieved by funds of comparable size and with similar objectives managed by other investment advisers (“peer group” or “peer funds”). The Board concluded that the performance achieved by the Advisor, as well as the overall quality of the services provided by the Advisor to the Portfolios are satisfactory and continue to support the Board’s original selection of the Advisor. In reaching this conclusion, the Board considered the experience and capabilities of the Advisor’s management and investment professionals as well as the fact that the Portfolios serve as vehicles for implementing asset allocation strategies for the substantial portion of the Trust’s shareholders who are also advisory clients of Rochdale.

In reviewing the structure of the advisory fee and corollary factors such as the cost of services provided and the profitability of the Portfolios to the Advisor, the Board considered information relating to advisory fee revenues and those expenses borne by the Advisor, including benefits that may be realized by the Advisor as a result of its relationship with the Trust. The Board concluded that, in light of the specific facts and circumstances of the Portfolios, including the potential for economies of scale, the rate at which the Adviser is compensated for its services is reasonable and the Advisor’s profit level is not excessive. In reaching its conclusions, the Board had before it certain publicly available information about fees and expenses incurred by other funds in the peer group. While the Board found such comparisons to be useful as an indication of the range of costs borne by other funds within the peer group, the Board did not specifically rely upon such comparisons or identify any single factor as being a determining factor in its decision. Rather, the Board based its findings on the specific facts and circumstances of the Portfolios. The Board was also informed with respect to fees charged by the Advisor to other institutional, pension and individual accounts (“private accounts”). The Board distinguished the fee structures of private accounts from that of the Trust in light of the regulatory framework within which mutual funds, such as the Trust, operate, and the expenses incurred by the Advisor in order to ensure compliance with such regulations.

Additionally, with respect to the New Agreement with Rochdale, the Board considered information about City National Bank and the manner in which it was expected that the Transaction would take place. The Board also considered the Advisor’s representations and assurances to the effect that; (1) the duties and responsibilities of the Advisor would not be diminished under the New Agreement; (2) although the Transaction would bring about a change in the ownership of the Advisor, the Transaction would not result in a material change in the identity of those investment professionals primarily responsible for day-to-day portfolio management of the Trust, the nature or quality of the services provided to the Trust by the Advisor or the rate at which the advisory fee to which the

ROCHDALE INVESTMENT TRUST

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENTS (UNAUDITED), Continued

Advisor is entitled for its services to each of the various Portfolios of the Trust is computed; (3) as a result of the Transaction, the; Advisor was expected to have access to increased capabilities and resources; and (4) the Transaction was expected to provide new distribution channels for the Trust, enhancing its distribution opportunities and improving its prospects for attracting additional assets. The Board also considered the impact of City National Bank’s representation that it will use its best efforts to adhere to the provisions of Section 15(f) of the Investment Company Act. Section 15(f) of that Act provides that, when a change in control of an investment adviser occurs, the investment adviser or any of its affiliated persons may receive any amount or benefit in connection with the change in control as long as two conditions are met. The first condition specifies that no “unfair burden” may be imposed on the fund as a result of a transaction relating to the change in control, or any express or implied terms, conditions or understandings. This requirement, among other things, would preclude the receipt by the Advisor or any successor adviser of any direct or indirect compensation, directly or indirectly, from the Trust or its Shareholders (other than fees for bona fide investment advisory or other services). The second condition specifies that, during the three-year period immediately following consummation of the change in control transaction, at least 75% of the fund’s board of trustees must not be “interested persons” (as defined in the Investment Company Act) of the investment adviser or predecessor adviser. The Trust intends to comply with these conditions.

Continuation of the Subadvisory Agreements and Approval of the New Subadvisory Agreements. In finding that both renewal of each of the Subadvisory Agreements and approval of the New Agreements was appropriate and in the interests of the Trust, the Board based its findings on the specific facts and circumstances of RFIOP, including the nature, extent and quality of the services provided by the respective Subadvisors, their experience in managing assets in the relevant asset classes and the track records achieved by the Subadvisors including the performance of the Portfolio as well as the fees paid to the Subadvisors by the Advisor. The Board also gave substantial weight to the recommendation of the Advisor and the fact that RFIOP, like the Trust’s other Portfolios, serves primarily as a vehicle for implementing asset allocation strategies for investors who are discretionary investment advisory clients of the Advisor. While the Board was informed with respect to fees paid by other accounts managed by the respective Subadvisors and the costs that the respective Subadvisors incur in providing services to RFIOP, the Board did not give substantial weight to information about the profitability of the proposed Subadvisors due to the fact that each is compensated by the Advisor out of its fee and not by RFIOP directly.

The Board also reviewed information from Rochdale with respect to Rochdale’s view of each Subadvisor’s expertise in its particular asset class, the desirability of accessing such asset classes in RFIOP and the experience and professional backgrounds of portfolio management teams employed by each of the Subadvisors. The Board gave substantial weight to Rochdale’s recommendations and its view with respect to the ability of the Subadvisors to continue to carry out the investment policies of RFIOP and the desirability of ensuring that the Transaction does not adversely the continuity of the portfolio management process.

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Advisor

Rochdale Investment Management LLC

570 Lexington Avenue

New York, New York 10022-6837

(800) 245-9888

•

Distributor

RIM Securities LLC

570 Lexington Avenue

New York, New York 10022-6837

(800) 245-9888

•

Custodian

U.S Bank, NA.

Custody Operations

1555 N. RiverCenter Dr., Suite 302

Milwaukee, WI 53212

(800) 485-8510

•

Transfer Agent

U.S. Bancorp Fund Services

P.O. Box 701

Milwaukee, Wisconsin 53201-0701

(866) 209-1967

•

Independent Registered Public Accounting Firm

Tait, Weller & Baker LLP

1818 Market Street, Suite 2400

Philadelphia, Pennsylvania 19103

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Past performance results shown in this report should not be considered a representation of future performance. Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are dated and are subject to change.

Rochdale Investment Trust

570 Lexington Avenue

New York, NY 10022-6837

800-245-9888

www.rochdale.com

You can discuss your questions about the Portfolios, and request other information, including the Prospectus and Statement of Additional Information (SAI), free of charge, by calling the Portfolios at 800-245-9888 or visiting our Web site at www.rochdale.com. The Prospectus and SAI provide detailed information about the Portfolios.

You can review and copy information about the Portfolios, including the Portfolios’ Prospectus and SAI, at the Public Reference Room of the Securities and Exchange Commission, or get copies for a fee, by writing or calling the Public Reference Room of the Commission, Washington, DC 20549-0102 or (202) 551-8090. You may also send an e-mail to the publicinfo@sec.gov. You can obtain the same information free of charge from the Commission’s Internet Web site at http://www.sec.gov.

(Rochdale Investment Trust’s SEC

Investment Company Act File number

is 811-08685)

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to Registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)

The Registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers

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have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed March 24, 2004.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Rochdale Investment Trust

By (Signature and Title)	/s/ Garrett R. D’Alessandro
Garrett R. D’Alessandro, President

Date	September 7, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Garrett R. D’Alessandro
Garrett R. D’Alessandro, President

Date	September 7, 2012

By (Signature and Title)	/s/ William O’Donnell
William O’Donnell, Treasurer

Date	September 7, 2012

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